UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4852

The Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus OH			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

Item 1. Reports to Stockholders.

October 31, 2007

Annual Report

Institutional Money Market Fund

Federal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	8

Statements of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	21

Supplemental Information

Trustee and Officer Information	22

Proxy Voting and Form N-Q Information	25

Expense Examples	25

Portfolio Holdings	26

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Money Market Fund and Federal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Portfolios

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

The broad equity market's performance in 2007 reflected an investment environment characterized by increasing uncertainty, rising market volatility, and mounting investor anxiety. Following a second quarter when the market advanced sharply, volatility surged in the third quarter and in October, driven by fears that mortgage-related losses and tighter credit would lead to slower economic growth. In the fixed income market, year-to-date returns have been modest. Credit spreads widened and Treasury prices rose during 2007 as investors sought safety.

The Federal Reserve attempted to ease investor concerns by cutting the discount rate by 50 basis points in August and September and the Federal Funds rate by 50 basis points following its September Federal Open Market Committee meeting. The markets, however, remain unsettled at the time of this writing.

While the deterioration in financial market conditions and the tightening of credit quality could have an adverse effect on the economy, our outlook is optimistic. The economy should continue to expand, albeit at a slower rate. While corporate earnings growth is moderating, it is expected to remain near its long-term average. Inflation is modest, liquidity remains high, and the equity market typically responds well to monetary easing.

At Victory, we continue to develop solutions responsive to the needs of our markets. On September 4th, Victory Capital Management announced the launch of a new share class designed to meet the needs of retirement plan sponsors, institutions, and high net worth clients for lower expenses and competitive performance in registered investment vehicles. Available for several of our most popular Victory Funds, the I Class shares are offered to investors who make an initial minimum investment of $2.5 million and investors in selected fee-based programs. In addition, the I Class shares are available for purchase by retirement plans and by certain non-qualified deferred compensation plans with aggregate plan assets greater than $25 million.

We continue to aggressively implement our strategic plan for investment management, which is based on three key elements, which we shared with you in our last letter:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest and straightforward – our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President
The Victory Portfolios

3

The Victory Portfolios  Schedule of Portfolio Investments
Institutional Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (20.2%)
Abbey National Treasury Services, 5.30%, 11/8/07	$22,000	$22,000
Bank of Montreal, 5.09%, 11/30/07	36,000	36,000
Barclays Bank PLC NY, 5.08% (a), 1/3/08	21,000	20,999
Canadian Imperial Bank NY, 4.75%, 11/29/07	16,000	16,000
Comerica Bank, 5.04% (a), 3/17/08	20,000	19,998
Credit Suisse NY, 5.44%, 6/19/08	20,000	20,000
Deutsche Bank NY, 4.66% (a), 1/22/08	25,000	24,985
HBOS Treasury Services NY
5.32%, 11/5/07	30,000	30,000
5.45%, 11/19/07	25,000	25,000
Royal Bank of Canada NY
5.30%, 11/2/07	22,000	22,000
5.07% (a), 4/2/08	30,000	29,996
Royal Bank of Scotland PLC, 5.29% (a), 7/11/08	30,000	30,000
Societe Generale NY, 5.27% (a), 7/3/08	47,000	47,000
Toronto Dominion Bank NY, 5.13%, 3/3/08	25,000	25,000
Total Certificate of Deposit (Amortized Cost $368,978)		368,978
Commercial Paper (11.3%)
BASF AG, 4.80% (b), 12/17/07 (c)	30,000	29,816
Coca Cola Co., 5.20% (b), 12/6/07	30,000	29,848
General Electric Co., 5.14% (b), 12/17/07	50,000	49,672
HBOS Treasury Services NY, 4.80% (b), 11/15/07	15,000	14,972
IBM Capital, Inc., 5.10% (b), 12/10/07 (c)	32,474	32,295
Marshall & Isley Corp., 5.40%, 11/9/07	25,000	25,000
McCormick & Co., Inc., 5.21% (b), 11/15/07 (c)	25,000	24,949
Total Commercial Paper (Amortized Cost $206,552)		206,552
Corporate Bonds (19.1%)
Caterpillar Financial Services Corp., Series F, 3.70%, 8/15/08, MTN	17,800	17,569
Cheyne Finance LLC, 5.09% (a), 11/5/07, MTN (d)(e)	15,000	15,000
CIT Group, Inc., 5.57% (a), 2/21/08, MTN	30,000	30,007
Comerica Bank
5.06% (a), 11/13/07	10,000	10,000
5.01% (a), 6/19/08	25,500	25,500
General Electric Capital Corp., 5.29% (a), 1/3/08, MTN	33,530	33,535
Harrier Finance Funding LLC, 5.47% (a), 2/19/08, MTN (c)(e)	15,000	14,999
Louisiana Land & Water, 4.91% (a), 6/1/27, LOC Regions Bank	4,770	4,770
Morgan Stanley, 4.86% (a), 4/10/08	82,000	82,000
National City Bank, 5.30% (a), 1/10/08	38,250	38,256
SeaRiver Maritime, Inc., 5.12% (a), 10/1/11	29,000	29,000
Sheltair Aviation Center, 4.90% (a), 11/1/34	6,345	6,345
Sprenger Enterprises, 4.92% (a), 10/1/35, LOC JP Morgan Securities	6,400	6,400
Tacoma Goodwill Industries, 5.10% (a), 2/1/23	9,800	9,800
Tango Finance Corp., 5.59% (a), 11/5/07, MTN (c)(e)	25,000	25,000
Total Corporate Bonds (Amortized Cost $348,181)		348,181

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Repurchase Agreements (43.3%)
ABN Amro Bank NV, 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $350,048, collateralized by $357,001 U.S. Government securities, 0.00%-6.78%, 12/31/07-8/1/36, market value $355,384)	$350,000	$350,000
Bear Stearns & Co., 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $150,021, collateralized by $153,003 U.S. Government securities, 4.50%-7.50%, 12/1/17-11/1/37, market value $152,342)	150,000	150,000
Deutsche Bank Securities, Inc., 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $250,034, collateralized by $255,000 U.S. Government securities, 4.70%-7.50%, 11/1/12-10/15/37, market value $253,725)	250,000	250,000
UBS Warburg LLC, 4.93%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $40,005, collateralized by $40,805 U.S. Government securities, 0.00%, 7/1/37, market value $40,611)	40,000	40,000
Total Repurchase Agreements (Amortized Cost $790,000)		790,000
Taxable Municipal Bonds (3.3%)
Georgia (2.0%)
Acworth Downtown Development Authority Revenue, 4.90% (a), 1/1/26, CIFG, SPA-Bank of America N.A.	13,500	13,500
Municipal Gas Authority, Gas Revenue, Series A, 4.89% (a), 2/1/15, LOC Wachovia Bank N.A., Bayerische Landesbank, Bank One Kentucky N.A.	10,155	10,155
Savannah College of Art & Design, Series 2004, 4.90% (a), 4/1/24, LOC Bank of America N.A.	11,500	11,500
		35,155
Iowa (0.2%)
Woodbury County, Healthcare Revenue, 4.92% (a), 12/1/14, LOC Wells Fargo Bank N.A.	3,400	3,400
Pennsylvania (0.8%)
Pittsburgh & Allegheny County Sports & Exhibition Authority Commonwealth Revenue, Series B, 4.86% (a), 11/1/39, FSA, SPA PNC Bank N.A.	15,000	15,000
Utah (0.3%)
Telecommunications Open Infrastructure Agency, 4.90% (a), 7/15/26, LOC Bank of America N.A.	5,950	5,950
Total Taxable Municipal Bonds (Amortized Cost $59,505)		59,505

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Time Deposit (2.6%)
Branch Banking & Trust Co., 4.56%, 11/1/07	$47,000	$47,000
Total Time Deposits (Amortized Cost $47,000)		47,000
Total Investments (Amortized Cost $1,820,216) (f) — 99.8%		1,820,216
Other assets in excess of liabilities — 0.2%		3,205
NET ASSETS — 100.0%		$1,823,421

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(b)  Rate represents the effective yield at purchase.

(c)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.

(d)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Advisor has deemed this securitiy to be illiquid based upon procedures approved by the Board of Trustees. Security is in default. See Note 6.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Value	Percent of Net Assets
Cheyne Finance LLC, 5.09%, 11/5/07	10/24/06	$14,996	$15,000	$15,000	0.8%

(e)  Security is issued by a structured investment vehicle.

(f)  Represents cost for financial reporting and federal income tax purposes.

CIFG — County IXIS Financial Guaranty

FSA — Insured by Federal Security Assurance

LLC — Limited Liability Co.

LOC — Letter of Credit

MTN — Medium Term Note

PLC — Public Liability Co.

SPA — Standby Purchase Agreement

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments
Federal Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S Government Agency Securities (16.2%)
Federal Home Loan Bank
4.73% (a), 12/14/07 (b)	$30,000	$29,830
4.57% (a), 12/28/07	35,000	34,747
4.20% (c), 3/7/08	15,000	14,959
4.50% (c), 3/7/08, Callable 12/7/07 @ 100	22,000	21,939
5.30%, 3/19/08, Callable 12/19/07 @ 100	50,000	49,997
5.27%, 5/21/08, Callable 11/21/07 @ 100	20,000	19,996
5.27%, 6/4/08, Callable 12/4/07 @ 100	6,980	6,979
5.38%, 6/5/08, Callable 12/5/07 @ 100	15,000	15,000
4.50%, 11/5/08 (d)	25,000	25,000
Federal Home Loan Mortgage Corporation
5.38%, 3/14/08, Callable 11/15/07 @ 100	10,000	10,013
Federal National Mortgage Association
5.22% (a), 11/30/07	10,000	9,958
5.01% (a), 1/4/08 — 5/30/08	45,000	44,190
4.53%, 2/15/08, Callable 11/15/07 @ 100	18,500	18,458
Total U.S Government Agency Securities (Amortized Cost $301,066)		301,066
Repurchase Agreements (85.0%)
ABN Amro Bank NV, 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $390,054, collateralized by $397,804 U.S. Government securities, 0.00%-6.59%, 11/28/07-5/1/38, market value $395,942)	390,000	390,000
Bear Stearns & Co., 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $390,054 collateralized by $397,804 U.S. Government Securities, 4.00%-8.00%, 9/1/08-11/1/37, market value $395,990)	390,000	390,000
Deutsche Bank Securities, Inc., 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $390,054, collateralized by $397,800 U.S. Government securities, 4.50%-7.46%, 8/1/21-5/1/38, market value $395,857)	390,000	390,000
Greenwich Partners LLC, 4.95%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $390,054, collateralized by $397,805 U.S. Government Securities 0.00%-6.25%, 11/1/07-8/15/17, market value $395,297)	390,000	390,000
UBS Warburg LLC, 4.93%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $15,002, collateralized by $15,301 U.S. Government securities, 0.00%-10.91%, 3/25/23-7/1/33, market value $15,230)	15,000	15,000
Total Repurchase Agreements (Amortized Cost $1,575,000)		1,575,000
Total Investments (Amortized Cost $1,876,066) (e) — 101.2%		1,876,066
Liabilities in excess of other assets — (1.2)%		(22,576)
NET ASSETS — 100.0%		$1,853,490

(a)  Rate represents the effective yield at purchase.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(d)  Security purchased on a "when-issued" basis.

(e)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

See notes to financial statements.

7

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Money Market Fund	Federal Money Market Fund
ASSETS:
Investments, at amortized cost	$1,030,216	$301,066
Repurchase agreements, at value (a)	790,000	1,575,000
Total Investments	1,820,216	1,876,066
Cash	1,811	198
Interest receivable	7,264	3,613
Prepaid expenses	33	29
Total Assets	1,829,324	1,879,906
LIABILITIES:
Payable for investments purchased	—	25,000
Distributions payable	5,192	649
Accrued expenses and other payables:
Investment advisory fees	309	360
Administration fees	148	137
Custodian fees	30	27
Transfer agent fees	60	56
Chief Compliance Officer fees	1	1
Trustee fees	9	6
Shareholder servicing fees — Investor Shares	56	101
Other accrued expenses	98	79
Total Liabilities	5,903	26,416
NET ASSETS:
Capital	1,823,468	1,853,541
Distributions in excess of net investment income	(46)	(45)
Accumulated net realized losses from investment transactions	(1)	(6)
Net Assets	$1,823,421	$1,853,490
Net Assets
Investor Shares	$1,636,897	$1,356,283
Select Shares	186,524	497,207
Total	$1,823,421	$1,853,490
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Investor Shares	1,637,078	1,356,318
Select Shares	186,527	497,221
Total	1,823,605	1,853,539
Net asset value, offering and redemption price per share:
Investor Shares	$1.00	$1.00
Select Shares	$1.00	$1.00

(a)  Value is equal to amortized cost.

See notes to financial statements.

8

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

	Institutional Money Market Fund	Federal Money Market Fund
Investment Income:
Interest income	$91,309	$86,714
Total Income	91,309	86,714
Expenses:
Investment advisory fees	3,360	4,038
Administration fees	1,621	1,554
Shareholder servicing fees — Select Shares	574	1,118
Accounting fees	—	3
Custodian fees	312	296
Transfer agent fees	309	296
Transfer agent fees — Investor Shares	107	84
Transfer agent fees — Select Shares	17	37
Trustees' fees	135	126
Chief Compliance Officer fees	34	33
Legal and audit fees	259	219
Other expenses	133	148
Total Expenses	6,861	7,952
Net Investment Income	84,448	78,762
Realized Losses from Investment Transactions
Net realized losses from investment transactions	(1)	(2)
Net increase from payments by Adviser	1,173	1,223
Change in net assets resulting from operations	$85,620	$79,983

See notes to financial statements.

9

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$84,448	$64,167	$78,762	$65,438
Net realized gains (losses) from investment transactions	(1)	—	(2)	1
Net increase from payments by Adviser	1,173	210	1,223	201
Change in net assets resulting from operations	85,620	64,377	79,983	65,640
Distributions to shareholders:
From net investment income:
Investor Shares	(74,906)	(55,169)	(59,188)	(49,670)
Select Shares	(10,973)	(8,998)	(21,043)	(15,768)
Change in net assets resulting from distributions to shareholders	(85,879)	(64,167)	(80,231)	(65,438)
Change in net assets from capital transactions	313,300	116,775	256,639	69,149
Change in net assets	313,041	116,985	256,391	69,351
Net Assets:
Beginning of period	1,510,380	1,393,395	1,597,099	1,527,748
End of period	$1,823,421	$1,510,380	$1,853,490	$1,597,099
Undistributed (distributions in excess of) net investment income	$(46)	$212	$(45)	$201
Capital Transactions:
Investor Shares
Proceeds from shares issued	$6,914,787	$5,253,010	$8,685,572	$7,610,246
Dividends reinvested	18,510	14,487	53,117	43,710
Cost of shares redeemed	(6,648,772)	(5,162,376)	(8,525,222)	(7,698,229)
Total Investor Shares	284,525	105,121	213,467	(44,273)
Select Shares
Proceeds from shares issued	4,175,624	4,432,350	1,807,755	2,371,377
Dividends reinvested	8,195	5,925	19,089	14,246
Cost of shares redeemed	(4,155,044)	(4,426,621)	(1,783,672)	(2,272,201)
Total Select Shares	28,775	11,654	43,172	113,422
Change in net assets from capital transactions	$313,300	$116,775	$256,639	$69,149
Share Transactions:
Investor Shares
Issued	6,914,787	5,253,010	8,685,572	7,610,246
Reinvested	18,510	14,487	53,117	43,710
Redeemed	(6,648,772)	(5,162,376)	(8,525,222)	(7,698,229)
Total Investor Shares	284,525	105,121	213,467	(44,273)
Select Shares
Issued	4,175,624	4,432,350	1,807,754	2,371,377
Reinvested	8,195	5,925	19,089	14,246
Redeemed	(4,155,044)	(4,426,621)	(1,783,672)	(2,272,201)
Total Select Shares	28,775	11,654	43,171	113,422
Change in shares	313,300	116,775	256,638	69,149

See notes to financial statements.

10

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Investor Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.051		0.044	0.026	0.009	0.010
Net realized gains (losses) on investments	—	(a)	—	— (a)	—	—
Total from Investment Activities	0.051		0.044	0.026	0.009	0.010
Distributions to shareholders:
From net investment income	(0.051)		(0.044)	(0.026)	(0.009)	(0.010)
Total Distributions	(0.051)		(0.044)	(0.026)	(0.009)	(0.010)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Total Return	5.18	%(b)	4.54%	2.58%	0.95%	1.02%
Ratios/Supplemental Data:
Net assets at end of period (000)	$1,636,897		$1,352,595	$1,247,290	$1,368,821	$1,239,415
Ratio of expenses to average net assets	0.37%		0.38%	0.37%	0.35%	0.32%
Ratio of net investment income to average net assets	4.97%		4.45%	2.53%	0.95%	1.02%
Ratio of expenses to average net assets (c)	0.37%		0.38%	0.41%	0.39%	0.37%
Ratio of net investment income to average net assets (c)	4.97%		4.45%	2.49%	0.91%	0.97%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

11

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Select Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.048		0.042	0.023	0.007	0.008
Net realized gains (losses) on investments	—	(a)	—	— (a)	—	—
Total from Investment Activities	0.048		0.042	0.023	0.007	0.008
Distributions to shareholders:
From net investment income	(0.048)		(0.042)	(0.023)	(0.007)	(0.008)
Total Distributions	(0.048)		(0.042)	(0.023)	(0.007)	(0.008)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Total Return	4.91	%(b)	4.28%	2.32%	0.69%	0.77%
Ratios/Supplemental Data:
Net assets at end of period (000)	$186,524		$157,785	$146,105	$132,775	$207,046
Ratio of expenses to average net assets	0.62%		0.63%	0.62%	0.60%	0.56%
Ratio of net investment income to average net assets	4.70%		4.24%	2.29%	0.65%	0.77%
Ratio of expenses to average net assets (c)	0.62%		0.63%	0.66%	0.64%	0.61%
Ratio of net investment income to average net assets (c)	4.70%		4.24%	2.25%	0.61%	0.72%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Investor Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.050		0.044	0.025	0.009	0.010
Net realized gains (losses) on investments	—	(a)	— (a)	— (a)	—	—
Total from Investment Activities	0.050		0.044	0.025	0.009	0.010
Distributions to shareholders:
From net investment income	(0.050)		(0.044)	(0.025)	(0.009)	(0.010)
Total Distributions	(0.050)		(0.044)	(0.025)	(0.009)	(0.010)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Total Return	5.07	%(b)	4.45%	2.48%	0.92%	0.98%
Ratios/Supplemental Data:
Net assets at end of period (000)	$1,356,283		$1,142,994	$1,187,123	$994,342	$1,052,414
Ratio of expenses to average net assets	0.42%		0.43%	0.41%	0.35%	0.34%
Ratio of net investment income to average net assets	4.86%		4.35%	2.51%	0.92%	0.97%
Ratio of expenses to average net assets (c)	0.42%		0.43%	0.48%	0.44%	0.43%
Ratio of net investment income to average net assets (c)	4.86%		4.35%	2.44%	0.83%	0.88%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Select Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.047		0.041	0.022	0.007	0.007
Net realized gains (losses) on investments	—	(a)	— (a)	— (a)	—	—
Total from Investment Activities	0.047		0.041	0.022	0.007	0.007
Distributions to shareholders:
From net investment income	(0.047)		(0.041)	(0.022)	(0.007)	(0.007)
Total Distributions	(0.047)		(0.041)	(0.022)	(0.007)	(0.007)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Total Return	4.81	%(b)	4.18%	2.20%	0.67%	0.72%
Ratios/Supplemental Data:
Net assets at end of period (000)	$497,207		$454,105	$340,625	$509,721	$567,573
Ratio of expenses to average net assets	0.67%		0.69%	0.67%	0.60%	0.59%
Ratio of net investment income to average net assets	4.61%		4.14%	2.12%	0.66%	0.72%
Ratio of expenses to average net assets (c)	0.67%		0.69%	0.75%	0.69%	0.68%
Ratio of net investment income to average net assets (c)	4.61%		4.14%	2.04%	0.57%	0.63%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

  Notes to Financial Statements
The Victory Portfolios  October 31, 2007

1. Organization:

The Victory Portfolios (the "Trust") were organized on December 6, 1995, as a Delaware statutory trust (formerly known as a Delaware business trust) as a successor to a company of the same organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of 20 funds. The accompanying financial statements and financial highlights are those of the Institutional Money Market Fund and the Federal Money Market Fund (individually a "Fund", collectively the "Funds").

The Funds are authorized to issue two classes of shares: Investor Shares and Select Shares. Each class of shares has substantially identical rights and privileges except with respect to fees paid under shareholder servicing plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Institutional Money Market Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Federal Money Market Fund seeks to provide high current income to the extent consistent with the preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is "more-likely-than-not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share calculation on April 30, 2008. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact on the financial statements once adopted.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning

15

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the input used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Securities Valuation:

Investments of the Funds are recorded at value, determined on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security.

In accordance with Rule 2a-7 of the Investment Company Act of 1940, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are identified and validated with the pricing service. If Victory Capital Management Inc. ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, the Adviser will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board of Trustees. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.00375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board of Trustees to fully advise the Funds' Trustees . If the difference exceeds +/- 0.0050%, a meeting of the Board of Trustees will be convened to determine what action, if any, to initiate.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

16

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

Securities Purchased on a When-Issued Basis:

All Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2007, the Federal Money Market Fund had outstanding "when-issued" purchase commitments and segregated collateral as identified on the Schedule of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly by the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to a Fund are charged directly to it. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing and printing fees.

3. Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and The Victory Variable Insurance Funds (the "Trusts") average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services. Effective January 1, 2008, the Trusts will pay custodian fees computed at the annual rate of 0.015% of the first $10 billion of the Trusts' average daily net assets, 0.0113%

17

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

of the next $2.5 billion of the Trusts' average daily net assets and 0.0025% of the Trusts' average daily net assets greater than $12.5 billion.

Under the terms of the Investment Advisory Agreement, the investment advisory fee of the Institutional Money Market Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $1.5 billion, 0.17% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion; the investment advisory fee of the Federal Money Market Fund is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $1.5 billion, 0.20% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts from in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective August 1, 2007, the BISYS Group, Inc., and its subsidiaries, was acquired by Citibank N.A. The Adviser has an agreement with Citi Fund Services Ohio, Inc. ("Citi") (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-administrator and sub-fund accountant.

Citi acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts, in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts, in excess of $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser, but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, an affiliate of the Adviser, acquired the Distributor.

The Distributor or financial institutions (directly or through the Distributor) may receive from the Funds, pursuant to a Shareholder Servicing Plan, a fee of 0.25% of the average daily net assets of the Select Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the period ended October 31, 2007, affiliates of the Adviser earned $1,689 (amount in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this plan. To the extent that any payments made by the Funds' Administrator, Sub-Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this plan. No fees are currently being paid under this plan.

18

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These amounts are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services Ohio, Inc. ("BISYS") (BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred. Under terms of the agreement, the sub-administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from BISYS will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the net asset value of any Fund. These amounts are disclosed as a payment by the Adviser in the Statements of Operations and the Statements of Changes in Net Assets.

During the fiscal year ended October 31, 2006, the Adviser entered into an agreement with the Victory Funds to reimburse certain prior year expenses related to an independent review of certain expenditures that among other things supported distribution of Fund shares. These amounts are disclosed as a payment by the Adviser in the Statements of Changes in Net Assets. The Fund's total returns would have been reduced by 0.01% had the reimbursement not been made.

4. Line of Credit:

The Trusts participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. For the year ended October 31, 2007, the Trusts paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for the year was as follows (dollar amounts in thousands):

Fund	Average Loan	Average Rate
Institutional Money Market	$281	5.82%
Federal Money Market	5	5.82%

As of October 31, 2007 the Funds had no loans outstanding with KeyCorp.

5. Federal Income Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$84,755
Federal Money Market Fund	80,230

19

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$61,829
Federal Money Market Fund	63,156

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable may differ from the Statements of Assets and Liabilitites because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Undistributed Ordinary Income	Distributions Payable	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Institutional Money Market Fund	$7,403	$(7,447)	$(2)	$(46)
Federal Money Market Fund	6,573	(6,618)	(6)	(51)

As of October 31, 2007, the following Funds have net capital loss carry forwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amount in thousands):

	Expiration Year
	2013	2015	Total
Institutional Money Market Fund	$1	$1	$2
Federal Money Market Fund	4	2	6

6. Market Eventsww

The value of asset-backed securities, including those issued by structured investment vehicles (SIVs), may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide any credit enhancements. SIVs have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs, although, based on available information, the substantial majority of the underlying collateral remains of high quality.

On August 28, 2007, Cheyne Finance LLC ("Cheyne"), a SIV in which the Institutional Money Market Fund (the "Fund") owns $15 million principal amount of medium-term notes, breached a financial covenant related to the market value of its underlying collateral. Cheyne subsequently became insolvent, causing its securities to become immediately due and payable. The Cheyne securities are currently in default as a result of non-payment (as noted on the Schedule of Portfolio Investments). The Trust's Board, acting on the recommendation of VCM, and in the exercise of its business judgment, has agreed that it would not be in the best interests of the Fund or its shareholders to dispose of the Cheyne securities at this time. The Fund has continued to carry the Cheyne securities in the Fund's portfolio at their amortized cost, which approximates fair value. To maintain the Fund's AAAm S&P rating, KeyCorp has established an irrevocable letter of credit upon which the Fund can draw should the Cheyne securities experience certain triggering events that would affect the Fund's net asset value. The letter of credit will expire on March 31, 2008.

On October 31, 2007 the Institutional Money Market Fund held two other SIVs, Tango Finance Corp. and Harrier Finance Funding LLC. Tango Finance Corp. matured on November 5, 2007 and paid in full. Harrier Finance Funding LLC was extended a credit facility by West LB that effectively functions as a liquidity back-up line to fund the redemption at maturity of all outstanding commercial paper and medium term notes.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Money Market Fund and Federal Money Market Fund (two portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 21, 2007

21

  Supplemental Information
The Victory Portfolios  October 31, 2007

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eight Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 56	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 60	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 56	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 50	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

22

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Lyn Hutton, 57	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998- December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 73	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 67	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 63	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

23

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 35	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002–July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo II, 33	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global (August 2004–July 2005). Chief Financial Officer, Advisor Services, Gartmore Global (August 2003–August 2004). Corporate Controller Gartmore Global (June 2000–August 2003).

Mr. Christopher K. Dyer, 45	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 53	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 39	Treasurer	May 2006	Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	VP Fund Compliance, Citi (Since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002–July 2006).

Mr. Edward J. Veilleux, 64	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) (since 2002); Director of Deutsche Asset Management (1987–2002).

24

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

Proxy Voting and Form N-Q Information  (Unaudited)

Proxy Voting:

Information regarding the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-242-9596. The information is also included in the Trust's Statement of Additional Information, which is available on the Trust's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Trust voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Trust's website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and shareholder service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,025.20	$1.84	0.36%
Select Shares	1,000.00	1,023.80	3.16	0.62%
Federal Money Market Fund
Investor Shares	1,000.00	1,023.20	2.09	0.41%
Select Shares	1,000.00	1,022.90	3.37	0.66%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

25

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,023.39	$1.84	0.36%
Select Shares	1,000.00	1,022.08	3.16	0.62%
Federal Money Market Fund
Investor Shares	1,000.00	1,023.14	2.09	0.41%
Select Shares	1,000.00	1,021.88	3.36	0.66%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

Institutional Money Market Fund

  Portfolio Holdings

  As a Perctage of Total Investment

Federal Money Market Fund

  Portfolio Holdings

  As a Perctage of Total Investment

26

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27

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28

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

IMMAR (12/07)

October 31, 2007

Annual Report

Government Reserves Fund

Prime Obligations Fund

Financial Reserves Fund

Tax-Free Money Market Fund

Ohio Municipal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	23

Statements of Operations	25

Statements of Changes in Net Assets	27

Financial Highlights	32

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	41

Supplemental Information

Trustee and Officer Information	42

Proxy Voting and Form N-Q Information	45

Expense Examples	45

Portfolio Holdings	46

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Portfolios

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

The broad equity market's performance in 2007 reflected an investment environment characterized by increasing uncertainty, rising market volatility, and mounting investor anxiety. Following a second quarter when the market advanced sharply, volatility surged in the third quarter and in October, driven by fears that mortgage-related losses and tighter credit would lead to slower economic growth. In the fixed income market, year-to-date returns have been modest. Credit spreads widened and Treasury prices rose during 2007 as investors sought safety.

The Federal Reserve attempted to ease investor concerns by cutting the discount rate by 50 basis points in August and September and the Federal Funds rate by 50 basis points following its September Federal Open Market Committee meeting. The markets, however, remain unsettled at the time of this writing.

While the deterioration in financial market conditions and the tightening of credit quality could have an adverse effect on the economy, our outlook is optimistic. The economy should continue to expand, albeit at a slower rate. While corporate earnings growth is moderating, it is expected to remain near its long-term average. Inflation is modest, liquidity remains high, and the equity market typically responds well to monetary easing.

At Victory, we continue to develop solutions responsive to the needs of our markets. On September 4th, Victory Capital Management announced the launch of a new share class designed to meet the needs of retirement plan sponsors, institutions, and high net worth clients for lower expenses and competitive performance in registered investment vehicles. Available for several of our most popular Victory Funds, the I Class shares are offered to investors who make an initial minimum investment of $2.5 million and investors in selected fee-based programs. In addition, the I Class shares are available for purchase by retirement plans and by certain non-qualified deferred compensation plans with aggregate plan assets greater than $25 million.

We continue to aggressively implement our strategic plan for investment management, which is based on three key elements, which we shared with you in our last letter:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President
The Victory Portfolios

3

The Victory Portfolios  Schedule of Portfolio Investments
Government Reserves Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S Government Agency Securities (122.2%)
Federal Farm Credit Bank
5.01% (a), 2/25/08	$50,000	$49,193
4.87% (b), 3/19/08	25,000	24,997
5.02% (b), 3/28/08	50,000	50,000
4.91% (b), 6/18/08	5,000	5,000
4.34% (b), 7/23/08	50,000	50,000
5.00% (b), 8/1/08	39,395	39,391
5.00% (b), 10/6/08	15,000	14,997
4.69% (b), 10/27/08	25,000	24,998
4.83% (b), 2/23/09	50,000	50,000
4.75% (b), 2/24/09	50,000	49,984
		358,560
Federal Home Loan Bank
4.40% (a), 11/1/07	282,560	282,560
4.71% (a), 11/2/07	32,000	31,996
5.05% (a), 11/9/07	25,000	24,972
4.42% (a), 11/13/07	208,975	208,667
5.04% (a), 11/14/07	50,000	49,909
5.22%, 11/14/07	10,000	10,000
4.23% (b), 11/15/07	10,000	9,997
4.99% (a), 11/28/07	25,000	24,906
4.74% (a), 12/14/07	20,000	19,887
4.57% (a), 12/26/07	25,000	24,825
4.57% (a), 12/28/07	15,000	14,891
0.00% (b), 1/2/08	10,500	10,406
4.95% (a), 1/24/08	25,000	24,711
5.43% (b), 3/20/08	20,000	19,995
5.27%, 5/21/08, Callable 11/21/07 @ 100	10,550	10,548
5.27%, 6/4/08, Callable 12/4/07 @ 100	5,000	4,999
4.50%, 11/5/08, Callable 5/5/08 @ 100	10,000	10,000
5.44% (b), 2/18/09	20,000	20,000
		803,269
Total U.S Government Agency Securities (Amortized Cost $1,161,829)		1,161,829
Total Investments (Amortized Cost $1,161,829) (c) — 122.2%		1,161,829
Liabilities in excess of other assets — (22.2)%		(210,784)
NET ASSETS — 100.0%		$951,045

(a)  Rate represents the effective yield at purchase.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(c)  Represents cost for financial reporting and federal income tax purposes.

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments
Prime Obligations Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (22.7%)
Abbey National Treasury Services, 5.07%, 2/12/08	$25,000	$25,001
Bank of Montreal, 5.09%, 11/30/07	18,000	18,000
Barclays Bank PLC NY 5.08% (a), 1/3/08	15,750	15,749
4.93%, 2/28/08	22,000	22,001
Canadian Imperial Bank NY, 4.75%, 11/29/07	10,000	10,000
Canadian Imperial Bank of Commerce NY, 5.25% (a), 7/18/08	20,000	19,989
Comerica Bank, 5.04% (a), 3/17/08	15,000	14,998
Credit Suisse NY, 5.44%, 6/19/08	11,000	11,000
HBOS Treasury Services NY, 5.32%, 11/5/07	20,000	20,000
Royal Bank of Canada NY, 5.07% (a), 4/2/08	20,000	19,998
Royal Bank of Scotland PLC, 5.29% (a), 7/11/08	20,000	20,000
Societe Generale NY, 5.27% (a), 7/3/08	28,000	28,000
Total Certificates of Deposit (Amortized Cost $224,736)		224,736
Commercial Paper (15.2%)
BASF AG, 4.80% (b), 12/17/07 (c)	18,000	17,890
General Electric Co., 5.14% (b), 12/17/07	30,000	29,803
HBOS Treasury Services NY, 4.80% (b), 11/15/07	15,000	14,972
IBM Capital, Inc., 5.10% (b), 12/10/07 (c)	20,000	19,889
John Deere Capital Corp., 5.24% (b), 11/5/07 (c)	21,010	20,998
Marshall & Isley Corp., 5.40%, 11/9/07	20,000	20,000
McCormick & Co., Inc., 5.21% (b), 11/30/07 (c)	6,400	6,373
McGraw-Hill Cos., 5.21% (b), 12/6/07 (c)	20,005	19,904
Total Commercial Paper (Amortized Cost $149,829)		149,829
Corporate Bonds (24.5%)
American Honda Finance Corp., 5.27% (a), 4/10/08 (c)	10,000	9,997
Anchor Holdings II LLC, 4.91% (a), 4/15/26	9,500	9,500
Atlas Metal Investment Corp., Series 2000, 4.92% (a), 10/1/20	2,100	2,100
Cannon County Hospital LLC, 4.94% (a), 6/1/26, LOC Fifth Third Bank	2,500	2,500
Caterpillar Financial Services Corp., Series F 3.80%, 2/8/08, MTN	14,000	13,939
3.70%, 8/15/08, MTN	23,000	22,701
Cheyne Finance LLC, 5.09% (a), 11/5/07, MTN (d)(e)	16,000	16,000
Clinic Investment LP, Series 2000, 4.92% (a), 6/1/15	10,035	10,035
Comerica Bank, 5.06% (a), 11/13/07	20,000	20,000
Duncan Oil Co., 4.92% (a), 4/1/16, LOC National City Bank	3,333	3,333
Florence Center Association, 4.95% (a), 12/1/11, LOC Firstar Bank N.A.	650	650
Four Flags Properties, Inc., 4.94% (a), 10/1/28	4,450	4,450
Glacier 600 LLC, 5.10% (a), 11/1/16, LOC US Bank N.A.	4,680	4,680
Grasshopper Investments, 4.91% (a), 9/1/24, LOC US Bank N.A.	5,080	5,080
Illinois Great River, 4.92% (a), 4/1/34, LOC JP Morgan Chase Bank N.A.	2,345	2,345
J&K Investments of Ohio, 4.91% (a), 10/1/25, LOC Fifth Third Bank	2,025	2,025
KDM Signs, Inc., Series 2006, 4.94% (a), 12/1/46, LOC Fifth Third Bank	6,145	6,145
Laurel Grocery Co. LLC, 4.91% (a), 12/1/14	1,835	1,835
Maruga, Series 1999a, 5.01% (a), 2/1/20, LOC Fifth Third Bank	3,825	3,825

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Metal Forming & Coining, 4.92% (a), 7/1/18, LOC National City Bank	$5,230	$5,230
Morgan Stanley, 4.86% (a), 4/10/08	44,000	44,000
Neltner Properties LLC, 4.91% (a), 12/1/19, LOC Firstar Bank N.A.	3,230	3,230
Richfield Technology Associates LLC, 4.91% (a), 4/1/20, LOC Firstar Bank N.A.	3,365	3,365
Rise, Inc., 5.02% (a), 11/1/22, LOC Wells Fargo Bank N.A.	3,695	3,695
Stevenson Photo Color Co., 4.91% (a), 8/1/19	3,840	3,840
Summit Country Day School, Series 2003, 4.88% (a), 11/1/09	5,075	5,075
Surgery Center Financial Corp., 4.92% (a), 4/1/20, LOC National City Bank	3,960	3,960
Tango Finance Corp., 5.59% (a), 11/5/07, MTN (c)(e)	14,000	14,000
The C.J. Krehbiel Co., 4.92% (a), 10/1/10, LOC National City Bank	3,485	3,485
Vista Funding Corp., 5.05% (a), 8/1/17, LOC Fifth Third Bank	1,463	1,463
Wisconsin House, 4.86% (a), 5/1/35, LOC Marshall & Ilsley Bank	2,405	2,405
Wise Plastics Technologies, Inc., Series 2006, 4.92% (a), 6/1/36	6,940	6,940
Total Corporate Bonds (Amortized Cost $241,828)		241,828
Repurchase Agreements (35.9%)
ABN Amro Bank NV, 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $175,024, collateralized by $178,500 U.S. Government securities, 4.75%-6.88%, 12/12/08-5/1/37, market value $177,570)	175,000	175,000
Bear Stearns & Co., 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $50,007, collateralized by $51,002 U.S. Government securities, 5.00%-7.00%, 12/1/14-10/1/47, market value $50,774)	50,000	50,000
Deutsche Bank Securities, Inc., 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $100,014, collateralized by $102,000 U.S. Government securities, 5.00%-7.00%, 4/1/18-10/15/37, market value $101,492)	100,000	100,000
UBS Warburg LLC, 4.93%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $29,704, collateralized by $30,295 U.S. Government securities, 0.00%, 10/1/34-7/1/37, market value $30,176)	29,700	29,700
Total Repurchase Agreements (Amortized Cost $354,700)		354,700
Taxable Municipal Bonds (1.4%)
Florida (0.2%):
Osceola County Housing Finance Authority Revenue, 4.81% (a), 9/15/35, LOC JP Morgan Chase Bank	2,055	2,055
Kentucky (0.3%):
Walton Industrial Building Revenue, Clarion Manufacturing Corp. of America Project, 4.91% (a), 8/1/17, LOC Fifth Third Bank	3,170	3,170
Missouri (0.4%):
State Development Finance Board, Infastructure Facilities Revenue, St. Louis Center, Series B, 5.10% (a), 12/1/20, LOC Firstar Bank	3,910	3,910

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Tennessee (0.5%):
Franklin Industrial Development Board, Tax Increment Revenue, 4.94% (a), 4/1/30, LOC Fifth Third Bank	$5,000	$5,000
Total Taxable Municipal Bonds (Amortized Cost $14,135)		14,135
Total Investments (Amortized Cost $985,228) (f) — 99.7%		985,228
Other assets in excess of liabilities — 0.3%		2,510
NET ASSETS — 100.0%		$987,738

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(b)  Rate represents the effective yield at purchase.

(c)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.

(d)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Security is in default. See Note 7.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Value	Percent of Net Assets
Cheyne Finance LLC, 5.09%, 11/5/07	10/24/06	$15,995	$16,000	$16,000	1.6%

(e)  Security is issued by a structured investment vehicle.

(f)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments
Financial Reserves Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (21.2%)
Abbey National Treasury Services, 5.30%, 11/8/07	$20,000	$20,000
Bank of Montreal, 5.09%, 11/30/07	10,000	10,000
Barclays Bank PLC NY, 4.93%, 2/28/08	19,000	19,000
Canadian Imperial Bank NY, 4.75%, 11/29/07	10,000	10,000
Canadian Imperial Bank of Commerce NY, 5.25% (a), 7/18/08	10,000	9,995
Credit Suisse NY, 5.44%, 6/19/08	5,000	5,000
HBOS Treasury Services NY, 5.32%, 11/5/07	10,000	10,000
Royal Bank of Canada NY 5.30%, 11/2/07	10,000	10,000
5.07% (a), 4/2/08	10,000	9,999
Royal Bank of Scotland PLC, 5.29% (a), 7/11/08	10,000	10,000
Toronto Dominion Bank NY, 5.13%, 3/3/08	10,000	10,000
Total Certificates of Deposit (Amortized Cost $123,994)		123,994
Commercial Paper (12.1%)
BASF AG, 4.80% (b), 12/17/07 (c)	9,000	8,945
General Electric Co., 5.14% (b), 12/17/07	20,000	19,869
HBOS Treasury Services NY, 4.80% (b), 11/15/07	10,000	9,981
IBM Capital, Inc., 5.10% (b), 12/10/07 (c)	15,000	14,917
Marshall & Ilsley Corp., 5.40%, 11/9/07	10,000	10,000
Paccar Financial, 5.35% (b), 11/16/07	5,300	5,288
Rabobank USA Finance Corp., 4.85% (b), 11/5/07	1,500	1,499
Total Commercial Paper (Amortized Cost $70,499)		70,499
Corporate Bonds (27.6%)
Agra Enterprises LLC, 4.91% (a), 9/1/34	3,250	3,250
American Honda Finance, 5.75% (a), 9/11/08, MTN (c)	5,500	5,501
Antsam Co. Macali's Delux Super Markets, Inc., 5.07% (a), 7/1/22, LOC Banc One Capital Markets	2,840	2,840
BF FT Myers/BF South, Inc., 4.94% (a), 11/1/17, LOC Fifth Third Bank	2,600	2,600
Burgess & Niple, 4.92% (a), 9/1/14, LOC National City Bank	2,720	2,720
Calvert Crossing Golf, 4.91% (a), 9/1/29	2,690	2,690
Caterpillar Financial Services Corp., Series F 3.80%, 2/8/08, MTN	5,000	4,978
3.70%, 8/15/08, MTN	5,000	4,935
Cheyne Finance LLC, 5.09% (a), 11/5/07, MTN (d)(e)	5,000	5,000
Cincinnati Hills Christian Academy, Inc., 4.94% (a), 4/1/22, LOC Fifth Third Bank	4,675	4,675
Comerica Bank, 5.06% (a), 11/13/07	20,000	20,000
Ellison Surface Technologies, Inc. Series A, 4.91% (a), 8/1/23	1,880	1,880
Series B, 4.91% (a), 8/1/23	2,355	2,355
Series 2006, 4.91% (a), 8/1/23	1,795	1,795

See notes to financial statements.

8

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Fort Mitchell Station Partners Ltd., 4.91% (a), 2/1/22, LOC Fifth Third Bank	$2,005	$2,005
General Electric Capital Corp., Series A, 4.13%, 3/4/08, MTN	6,168	6,142
Harrier Finance Funding LLC, 5.47% (a), 2/19/08, MTN (c)(e)	20,000	19,998
IBM Corp., 3.80%, 2/1/08, MTN	6,000	5,979
JL Capital One LLC, Series 2002, 5.02% (a), 11/1/12, LOC Old National Bank & Wells Fargo Bank	2,000	2,000
John Deere Capital Corp., 3.90%, 1/15/08	4,000	3,988
John E. Staten Properties, 4.92% (a), 10/1/21, LOC National City Bank	2,915	2,915
Maruga, Series 1999b, 4.95% (a), 9/1/16, LOC Firstar Bank	890	890
Merrill Lynch & Co. 5.16% (a), 5/27/08, MTN	5,000	4,993
Series B, 3.13%, 7/15/08, MTN	2,139	2,106
Morgan Stanley, 4.86% (a), 4/10/08	22,000	22,000
Newport Investment Co. LLC, 4.91% (a), 12/1/22	2,910	2,910
QC Reprographics, Inc., 4.91% (a), 2/1/21, LOC Firstar Bank	1,640	1,640
SGM Funding Corp. 4.95% (a), 7/1/16, LOC Firstar Bank	1,155	1,155
4.91% (a), 6/1/22, LOC Firstar Bank	3,105	3,105
Sharp Electronics, 5.01% (a), 12/1/12, LOC Fifth Third Bank	2,005	2,005
Wagner Moving & Storage, 4.94% (a), 7/1/22, LOC Fifth Third Bank	1,800	1,800
Wells Fargo & Co., 4.13%, 3/10/08	5,325	5,300
Wright Brothers, Inc., 4.91% (a), 11/1/12	1,840	1,840
YMCA of Greater Cleveland, Series 2000, 4.94% (a), 4/1/25	3,210	3,210
Total Corporate Bonds (Amortized Cost $161,200)		161,200
Repurchase Agreements (36.7%)
ABN Amro Bank NV, 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $100,014, collateralized by $102,001 U.S. Government securities, 0.00%-5.50%, 12/17/07-12/1/33, market value $101,539)	100,000	100,000
Bear Stearns & Co., 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $50,007, collateralized by $51,004 U.S. Government securities, 5.00%-7.00%, 9/1/10-11/1/37, market value $50,797)	50,000	50,000
Deutsche Bank Securities, Inc., 4.94%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $50,007, collateralized by $51,000 U.S. Government securities, 5.00%-7.00%, 2/1/19-11/15/46, market value $50,745)	50,000	50,000
UBS Warburg LLC, 4.93%, 11/1/07 (Date of Agreement 10/31/07, Proceeds at maturity $14,402, collateralized by $14,692 U.S. Government securities, 0.00%, 7/1/37, market value $14,622)	14,400	14,400
Total Repurchase Agreements (Amortized Cost $214,400)		214,400

See notes to financial statements.

9

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Taxable Municipal Bonds (1.4%)
New Mexico (0.3%):
Albuquerque Industrial Revenue, Ktech Corp. Project, 4.92% (a), 11/1/22, LOC Wells Fargo Bank	$1,600	$1,600
New York (0.1%):
State Housing Finance Agency Revenue, 4.70% (a), 5/15/31, FNMA	820	820
Pennsylvania (1.0%):
Pittsburgh & Allegheny County Sports & Exhibition Authority Commonwealth Revenue, Series B, 4.86% (a), 11/1/39, FSA, SPA PNC Bank N.A.	6,015	6,015
Total Taxable Municipal Bonds (Amortized Cost $8,435)		8,435
U.S. Government Agency Securities (0.9%)
Federal Home Loan Bank, 5.08%, 6/16/08, Callable 12/16/07 @ 100	5,000	4,992
Total U.S. Government Agency Securities (Amortized Cost $4,992)
Total Investments (Amortized Cost $583,520) (f) — 99.9%		583,520
Other assets in excess of liabilities — 0.1%		322
NET ASSETS — 100.0%		$583,842

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(b)  Rate represents the effective yield at purchase.

(c)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Security is in default. See Note 7.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Value	Percent of Net Assets
Cheyne Finance LLC, 5.09%, 11/5/07	10/24/06	$4,999	$5,000	$5,000	0.9%

(e)  Security is issued by a structured investment vehicle.

(f)  Represents cost for financial reporting and federal income tax purposes.

FNMA — Insured by Federal National Mortgage Association

FSA — Insured by Federal Security Assurance

LLC — Limited Liability Co.

LOC — Letter of Credit

MTN — Medium Term Note

PLC — Public Liability Co.

SPA — Standby Purchase Agreement

See notes to financial statements.

10

The Victory Portfolios  Schedule of Portfolio Investments
Tax-Free Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (90.0%)
Alaska (1.4%):
Anchorage, GO, Series B, 5.25%, 7/1/08, MBIA	$2,000	$2,020
Valdez Marine Terminal Revenue, BP Pipelines, Inc. Project, Series B, 3.58% (a), 7/1/37	1,500	1,500
Valdez Marine Terminal Reveune, Exxon Mobil Corp. Project, Series B, 3.51% (a), 12/1/33	1,500	1,500
		5,020
Arizona (2.9%):
Cochise County Pollution Control Corp. Solid Waste Disposal Revenue, 3.75% (a), 9/1/24, AMT	10,400	10,400
Colorado (8.4%):
Commerce City, Northern Infrastructure General Improvement, GO, 3.48% (a), 12/1/28, LOC U.S. Bank N.A.	5,000	5,000
Denver City & County Excise Tax Revenue, Convention Center Project, Series B, 3.43% (a), 9/1/25, FSA , SPA Dexia Credit Local	3,600	3,600
Health Facilities Authority Revenue, Catholic Health Initiatives, Series B, 3.26% (a), 12/1/20, LOC Bank One N.A.	10,000	10,000
Health Facilities Authority Revenue, West Regional Mental Health Center Project, 3.47% (a), 3/1/30, LOC JP Morgan Chase Bank	6,990	6,990
Weld County EDR, BSC Hudson LLC Project, 3.53% (a), 10/1/25, LOC Wells Fargo Bank N.A., AMT	4,695	4,695
		30,285
Florida (0.7%):
Miami Health Facilities Authority Revenue, Jewish Home & Hospital Project, 3.26% (a), 8/1/26, LOC SunTrust Bank	1,500	1,500
Miami-Dade County Public Service Tax Revenue, UMSA Public Improvements, Series A, 4.00%, 4/1/08, XLCA	1,075	1,076
		2,576
Georgia (5.5%):
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical Center Project, Series B, 3.44% (a), 8/1/19, LOC SunTrust Bank	860	860
De Kalb County Hospital Authority Revenue Anticipation Certificates, De Kalb Medical Center Income Project, 3.26% (a), 9/1/35, LOC SunTrust Bank	1,760	1,760
Fulton County Development Authority Revenue, Holy Innocents School Project, 3.44% (a), 2/1/18, LOC SunTrust Bank	2,020	2,020
Fulton County Development Authority Revenue, Westminster Schools Income Project, 3.26% (a), 11/1/28, LOC SunTrust Bank	6,545	6,545
Gwinnett County Multifamily Housing Authority Revenue, Post Apartment Homes LP Project, 3.25% (a), 6/1/25, LOC FNMA	4,800	4,800

See notes to financial statements.

11

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Thomasville Hospital Authority Revenue, Anticipation Certificates, JD Archbold, 3.26% (a), 11/1/23, LOC SunTrust Bank	$3,800	$3,800
		19,785
Illinois (6.2%):
Development Finance Authority Revenue, Derby Industries, Inc. Project, 3.73% (a), 12/1/11, LOC Fifth Third Bank, AMT	1,200	1,200
Development Finance Authority, IDR, Industrial Steel Construction, Inc. Project, 3.73% (a), 7/15/23, LOC Bank One N.A., AMT (b)	3,110	3,110
Finance Authority Revenue, YMCA Metro Chicago Project, 3.28% (a), 6/1/34, LOC Harris Trust & Savings Bank	5,000	5,000
Galesburg, Knox College Project, 3.47% (a), 3/1/31, LOC LaSalle National Bank N.A.	5,000	5,000
Glendale Heights, IDR, Hudapack Metal Project, 3.73% (a), 9/1/18, LOC Bank One Wisconsin, AMT	1,970	1,970
Hanover Park, IDR, Spectra-Tech, Inc. Project, 3.65% (a), 8/1/17, LOC Harris Trust & Savings Bank, AMT	875	875
International Port District Revenue, 3.51% (a), 1/1/23, LOC LaSalle National Bank N.A.	2,000	2,000
Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion, 5.25%, 6/15/08, MBIA	1,000	1,010
West Chicago, IDR, Liquid Container Project, 3.46% (a), 3/1/15, LOC Bank of America N.A.	1,000	1,000
Yorkville, IDR, Wheaton & Co., Inc. Project, 3.73% (a), 4/1/16, LOC Bank One N.A., AMT (b)	1,400	1,400
		22,565
Indiana (7.1%):
Elkhart County, EDR, Hinsdale Farms Ltd. Project, 3.73% (a), 10/1/17, LOC Bank One N.A., AMT	2,030	2,030
Fort Wayne, EDR, PHD, Inc. Project, 3.58% (a), 5/1/15, LOC Wells Fargo Bank N.A., AMT	1,800	1,800
Greenwood, IDR, Jacks Investments LLC Project, 3.73% (a), 2/1/16, LOC Bank One Indianapolis, AMT (b)	1,000	1,000
Health Facilities Financing Authority Revenue, Crossroads Rehabilitation Center Project, 3.52% (a), 7/1/24, LOC Bank One N.A.	1,815	1,815
Health Facility Financing Authority Revenue, Golden Years Homestead, Series A, 3.43% (a), 6/1/25, LOC Wells Fargo Bank N.A.	2,450	2,450
Noblesville, Rivers Edge Apartments Project, 3.68% (a), 7/1/22, LOC Bank One Indianapolis (b)	2,305	2,305
State Development Finance Authority Revenue, EDR, Bhar Associates, Inc. Project, 3.73% (a), 8/1/16, LOC Bank One Indiana N.A., AMT	1,285	1,285
State Development Finance Authority Revenue, Educational Facilities, Eiteljorg Museum, 3.26% (a), 2/1/24, LOC Bank One N.A.	6,000	6,000

See notes to financial statements.

12

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
State Development Finance Authority Revenue, Educational Facilities, Model Aeronautics, 3.68% (a), 1/1/21, LOC Bank One Indiana N.A.	$3,200	$3,200
State Educational Facilities Authority Revenue, University of Evansville, Series B, 3.50% (a), 12/1/29, LOC Fifth Third Bank	3,925	3,925
		25,810
Iowa (1.9%):
Urbandale, IDR, Interstate Acres LP, 3.56% (a), 12/1/14, LOC Principal Mutual	6,000	6,000
West Des Moines Revenue, Woodgrain Millwork Income Project, 3.63% (a), 4/1/10, LOC Wells Fargo Bank N.A., AMT	865	865
		6,865
Kentucky (4.4%):
Covington, Industrial Building Revenue, St. Charles Center, Inc., 3.52% (a), 11/1/13, LOC U.S. Bank N.A.	1,865	1,865
Crestview Hill Industrial Building Revenue, Thomas Moore College Project, 3.52% (a), 11/1/26, LOC Fifth Third Bank	4,030	4,030
Dayton Industrial Building Revenue, Woodcraft Manufacturing Co., Inc. Project, 3.77% (a), 5/1/17, LOC Fifth Third Bank	400	400
Economic Development Finance Authority, Hospital Facilities Revenue, Highland Regional Project, Series A, 3.53% (a), 8/1/13, LOC U.S. Bank N.A.	4,100	4,100
Kenton County Industrial Building Revenue, Baptist Convalescent Center, 3.42% (a), 7/1/18, LOC Fifth Third Bank	2,000	2,000
Lexington-Fayette Urban County Government Industrial Building Revenue, LTS Housing Corp., Inc. Project, 3.51% (a), 11/1/28, LOC National City Bank	2,895	2,895
Somerset, Industrial Building Revenue, Glen Oak Lumber & Mining, 3.73% (a), 4/1/11, LOC Bank One Milwaukee N.A., AMT (b)	675	675
		15,965
Michigan (8.2%):
Dearborn Economic Development Corp. Revenue, Henry Ford Village, 3.52% (a), 10/1/23, LOC Comerica Bank	7,700	7,700
Jackson County Economic Development Corp., Melling Tool Co. Project, 3.61% (a), 8/1/18, LOC Comerica Bank, AMT	4,055	4,055
State Hospital Finance Authority Revenue, Southwestern Rehab, 3.49% (a), 6/1/35, LOC Fifth Third Bank	4,880	4,880
State Strategic Fund Limited Obligation Revenue, Livonia Tool, Inc. Project, 3.61% (a), 3/1/26, LOC Comerica Bank, AMT	4,000	4,000
State Strategic Fund Limited Obligation Revenue, Non-Ferrous Cast Alloys Project, 3.58% (a), 3/1/19, LOC Bank One Michigan, AMT	1,000	1,000

See notes to financial statements.

13

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
State Strategic Fund Limited Obligation Revenue, Sacred Heart Rehab Center Project, 3.47% (a), 3/1/37, LOC Fifth Third Bank	$8,230	$8,230
		29,865
Minnesota (1.0%):
Buffalo, IDR, Ekon Powder Coating Project, 3.63% (a), 3/1/17, LOC Wells Fargo Bank N.A., AMT	1,390	1,390
New Brighton, IDR, Donatelle Holdings Project, 3.63% (a), 5/1/12, LOC Wells Fargo Bank N.A., AMT	1,500	1,500
Red Wing Port Authority, IDR, D.L. Ricci Corp. Project, 3.63% (a), 10/1/20, LOC Wells Fargo Bank N.A., AMT	715	715
		3,605
Mississippi (0.4%):
Blue Mountain, IDR, Blue Mountain Production Co. Project, 3.65% (a), 10/1/08, LOC Harris Trust & Savings Bank, AMT	1,600	1,600
Missouri (4.5%):
Kansas City, IDR, Century Avenue Association, 3.85% (a), 12/1/11, LOC Bank of America, AMT	4,900	4,900
St. Charles County Industrial Development Authority Revenue, Cedar Ridge Project, 3.47% (a), 5/15/31, FNMA	11,280	11,280
		16,180
Montana (1.0%):
State Board of Investment Ltd. Obligation, Gainey Foundation, 3.50% (a), 9/1/14, LOC Comerica Bank	3,775	3,775
New Hampshire (1.4%):
Manchester Housing Authority Multifamily Revenue, Wall Street Tower, Series A, 3.49% (a), 6/15/15, LOC PNC Bank N.A.	5,000	5,000
New Mexico (1.2%):
State Severance Tax Revenue, Series B, 4.00%, 7/1/08, FSA	4,300	4,308
North Carolina (4.8%):
Capital Facilities Finance Agency Student Revenue, Fayetteville University, 3.48% (a), 11/1/33, LOC Wachovia Bank N.A.	2,900	2,900
Medical Care Commission Hospital Revenue, Randolph Hospital, 3.47% (a), 10/1/37, LOC Bank of America N.A.	8,810	8,810
Wake County, GO, Series B, 3.41% (a), 3/1/24, SPA Bank of America N.A.	5,800	5,800
		17,510
Ohio (5.3%):
Cambridge Hospital Facilities Revenue, Regional Medical Center Project, 3.47% (a), 12/1/21, LOC National City Bank	1,900	1,900
Centerville Health Care Revenue, Bethany Lutheran Village Project, Series B, 3.52% (a), 11/1/40, LOC National City Bank	1,400	1,400
Cuyahoga County, Hospital Facilities Revenue, Sisters Charity Health Systems, 3.47% (a), 11/1/30, LOC National City Bank	6,400	6,400
Franklin County, EDR, Columbus Electric Funded Project, 3.47% (a), 4/1/21, LOC Bank One N.A.	1,330	1,330

See notes to financial statements.

14

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Green Healthcare Revenue, Greater Akron-Canton Project, 3.56% (a), 7/1/19, LOC National City Bank	$1,220	$1,220
Monroe Tax Increment Revenue, Corridor 75 Park Ltd. Project, 3.52% (a), 12/1/18, LOC National City Bank	2,000	2,000
Mount Healthy City School District, School Contruction, GO, BAN, 4.25%, 4/3/08	5,000	5,011
		19,261
Pennsylvania (6.1%):
Allegheny County Industrial Development Authority Revenue, Oakland Catholic High School, 3.46% (a), 6/1/38, LOC PNC Bank N.A.	2,125	2,125
Benzinger Township Hospital Authority, Elk Regional Health System, 3.46% (a), 12/1/30, LOC PNC Bank N.A.	1,400	1,400
Economic Development Financing Authority Revenue, Philadelphia Area, Series J4, 3.46% (a), 11/1/30, LOC PNC Bank N.A.	5,000	5,000
Huntingdon County General Authority College Revenue, Juniata College Project, Series A, 3.46% (a), 5/1/26, LOC PNC Bank N.A.	9,110	9,110
Luzerne County, IDR, YMCA Wilkes-Barre Project, 3.49% (a), 10/1/31, LOC PNC Bank N.A.	4,540	4,540
		22,175
South Carolina (3.9%):
Jobs Economic Development Authority Revenue, Sister of Charity Hospitals, 3.46% (a), 11/1/32, LOC Wachovia Bank N.A.	8,100	8,100
Piedmont Municipal Power Agency, Electric Revenue Sub Series B-3 3.30% (a), 1/1/34, AMBAC, SPA JP Morgan Chase Bank	3,525	3,525
Sub Series B-1 3.30% (a), 1/1/34, MBIA, SPA JP Morgan Chase Bank	2,330	2,330
		13,955
Tennessee (1.2%):
Metropolitan Government, Nashville & Davidson County Health and Educational Facilities Board Revenue, Blakeford Green Hills, 3.47% (a), 7/1/16, LOC Fifth Third Bank	4,160	4,160
Texas (0.8%):
DeSoto Industrial Development Authority Revenue, National Service Industries, Inc., 3.50% (a), 9/1/18, LOC Wachovia Bank N.A.	1,000	1,000
North Central Health Facility Development Corp. Revenue, Health Resources System, Series B, 4.80%, 2/15/08, MBIA	1,905	1,911
		2,911
Utah (0.7%):
Emery County Pollution Control Revenue, Pacificorp Project, 3.28% (a), 7/1/15, LOC BNP Paribas	2,400	2,400
Washington (3.0%):
Port Vancouver, United Grain Corp., Series 84B, 3.30% (a), 12/1/09, LOC Bank of America N.A.	4,885	4,885

See notes to financial statements.

15

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
State Economic Development Finance Authority Revenue, Benaroya Research Institute, Series C, 3.48% (a), 6/1/29, LOC Bank of America N.A.	$1,615	$1,615
State Housing Finance Commission Nonprofit Revenue, Overlake School Project, 3.43% (a), 10/1/29, LOC Wells Fargo Bank N.A.	4,415	4,415
		10,915
West Virginia (2.4%):
Weirton Municipal Hospital Building, Commission Hospital Revenue, Weirton Medical Center, Inc., 3.46% (a), 12/1/31, LOC PNC Bank N.A.	8,715	8,715
Wisconsin (5.6%):
Evansville, IDR, Stoughton Trailers, Inc., 3.73% (a), 12/1/08, LOC Bank One Milwaukee N.A., AMT (b)	5,980	5,980
Fitchburg, IDR, 3.73% (a), 12/1/18, LOC Bank One Wisconsin, AMT	1,660	1,660
Fort Atkinson, IDR, Lorman Iron & Metal, 3.88% (a), 12/1/11, LOC Bank One N.A., AMT	760	760
Lawrence, IDR, R. Lewis & R. Lewis LLC Project, 3.73% (a), 8/1/27, LOC Bank One N.A., AMT	1,000	1,000
New Richmond School District, 3.47%, 9/30/08	3,100	3,101
Ripon School District, 3.63%, 9/30/08	1,850	1,851
River Falls, IDR, Quadion Corporate Project, 3.63% (a), 11/1/14, LOC U.S. Bank, AMT	100	100
Rolling, IDR, Kretz Lumberg, Inc. Project, 3.58% (a), 11/1/11, LOC Bank One Wisconsin, AMT	2,200	2,200
State Transportation Revenue, Series 2, 5.00%, 7/1/08, AMBAC	2,380	2,400
Woodruff & Arbor Vitae School District, GO, 3.62%, 8/27/08	1,250	1,250
		20,302
Total Municipal Bonds (Amortized Cost $325,908)		325,908
Commercial Paper (10.6%)
Florida (1.5%):
Cape Coral TECP, 3.60%, 1/10/08, Bank of America N.A.	5,500	5,500
Illinois (2.8%):
Educational Facility TECP, 3.74%, 11/13/07, Northern Trust Company	10,000	10,000
Michigan (2.8%):
State Building TECP, 3.72%, 11/20/07	10,000	10,000
Tennessee (1.9%):
State School Board TECP, 3.68%, 12/12/07	3,300	3,300
State TECP, 3.40%, 12/6/07	3,800	3,800
		7,100
Texas (1.6%):
Austin Combine Utility TECP, 3.57%, 11/7/07	5,916	5,916
Total Commercial Paper (Amortized Cost $38,516)		38,516

See notes to financial statements.

16

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Investment Companies (0.0%)
AIM Tax Free Money Market Fund, 3.32% (c)	$96,289	$96
Total Investment Companies (Amortized Cost $96)		96
Total Investments (Amortized Cost $364,520) (d) — 100.6%		364,520
Liabilities in excess of other assets — (0.6)%		(2,190)
NET ASSETS — 100.0%		$362,330

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(b)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate disclosed is the one day yield on 10/31/07.

(d)  Represents cost for financial reporting and federal income tax purposes.

AMBAC — Insured by American Municipal Bond Assurance Corp.

AMT — Subject to alternative minimum tax

BAN — Bond Anticipation Note

EDR — Economic Development Revenue

FNMA — Insured by Federal National Mortgage Association

FSA — Insured by Federal Security Assurance

GO — General Obligation

IDR — Industrial Development Revenue

LLC — Limited Liability Co.

LOC — Letter of Credit

LP — Limited Partnership

MBIA — Insured by Municipal Bond Insurance Association

SPA — Standby Purchase Agreement

TECP — Tax-Exempt Commercial Paper

XLCA — Insured by XL Capital Assurance

See notes to financial statements.

17

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (103.0%)
Ohio (103.0%):
Ashland Water Systems Improvement Notes, GO, 3.85%, 10/16/08	$2,300	$2,305
Athens County, Port Authority Housing Revenue, Housing for Ohio Income Project, 3.50% (a), 6/1/32, LOC Wachovia Bank N.A.	15,100	15,100
Avon, BAN, 4.10%, 3/3/08	665	666
Blue Ash, GO, BAN, 4.00%, 11/13/07	1,000	1,000
Bowling Green, IDR, Lamson & Sessions Project, 3.53% (a), 8/1/09, LOC Harris Trust & Savings Bank, AMT	400	400
Butler County Revenue, Lakota Family YMCA, 3.46% (a), 5/1/27, LOC PNC Bank N.A.	2,100	2,100
Butler County, Airport Improvement, GO, BAN, 4.38%, 8/7/08, AMT	2,070	2,078
Butler County, Capital Funding Revenue CCAO Low Cost Capital, Series A, 3.45% (a), 6/1/35, LOC U.S. Bank N.A.	2,115	2,115
Butler County, GO, BAN, 4.25%, 8/7/08	3,463	3,476
Butler County, Health Care Facilities Revenue, Lifesphere Project, 3.46% (a), 5/1/30, LOC U.S. Bank N.A.	6,970	6,970
Centerville Health Care Revenue, Bethany Lutheran Village Project, Series B, 3.52% (a), 11/1/40, LOC National City Bank	2,450	2,450
Clark County, GO, BAN, 3.83%, 11/14/07	6,640	6,640
Clermont County, Health Care Facilities Revenue, S.E.M. Haven, Inc. Project, 3.47% (a), 11/1/25, LOC Fifth Third Bank	1,405	1,405
Cleveland Waterworks Revenue, Series L, 3.41% (a), 1/1/33, FGIC, SPA Westdeutshe Landesbank	7,650	7,650
Cleveland-Cuyahoga County, Port Authority Revenue, CBT Project, 3.60% (a), 6/1/31, LOC Charter One Bank N.A.	1,800	1,800
Clinton County, Airport Facilities Revenue, Wilmington Air Park, Inc., 3.48% (a), 6/1/11, LOC Wachovia Bank N.A.	4,650	4,650
Columbus City School District, School Facilities & Construction, GO, BAN, 4.35%, 12/13/07 (b)	8,998	9,004
Columbus Regional Airport Authority Revenue, Capital Funding, OASBO Program, Series A, 3.45% (a), 3/1/34, LOC U.S. Bank N.A.	1,860	1,860
Columbus Sewer Revenue, 3.42% (a), 6/1/11, Liquidity Support Provided by City of Columbus	3,310	3,310
Columbus, GO, Series 1 3.38% (a), 6/1/16, SPA Westdeutsche Landesbank	300	300
3.38% (a), 12/1/17, SPA JP Morgan Chase Bank	395	395
Columbus-Franklin County, Finance Authority Revenue, Franklin Park Conservatory, 3.47% (a), 6/1/27, LOC Fifth Third Bank	7,100	7,100
Coshocton County, Health Care Facilities Revenue, Hartville Homes, Inc. Project, 3.68% (a), 9/1/20, LOC Bank One N.A.	2,020	2,020
Coshocton County, Memorial Hospital Project Revenue, 3.68% (a), 3/1/17, LOC Bank One Columbus N.A.	2,135	2,135
Cuyahoga County Hospital Revenue, University Hospital Cleveland, 3.58% (a), 1/1/16, LOC JP Morgan Chase Bank	6,600	6,600
Cuyahoga County, Health Care Facilities Revenue, Jennings Center Older Project, 3.50% (a), 11/1/23, LOC Fifth Third Bank	2,300	2,300
Cuyahoga County, IDR, Horizon Activities Centers Project, 3.56% (a), 7/1/25, LOC U.S. Bank N.A.	855	855

See notes to financial statements.

18

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Cuyahoga County, IDR, Progressive Plastics Project, 3.88% (a), 11/1/13, LOC Bank One Columbus N.A., AMT	$595	$595
Cuyahoga County, IDR, Watt Printing Co. Project, 3.61% (a), 4/1/16, LOC National City Bank, AMT	1,350	1,350
Eastlake, IDR, Astro Model Development Project, 3.73% (a), 9/1/16, LOC National City Bank, AMT	905	905
Elyria City School District, School Improvement, GO, BAN, 4.50%, 11/14/07 (b)	3,000	3,001
Englewood, IDR, YMCA Dayton Project, Series A, 3.68% (a), 3/1/27, LOC Bank One N.A.	3,695	3,695
Erie County, Health Care Facilities Revenue, Series B, 3.48% (a), 10/1/21, LOC Bank One N.A.	3,830	3,830
Findlay, GO, Series C, 4.00%, 6/6/08 (c)	9,530	9,563
Forest Park, BAN, 4.27%, 12/27/07	1,250	1,251
Franklin County, Health Care Facilities Revenue, 3.56% (a), 11/1/19, LOC National City Bank	1,710	1,710
Franklin County, Health Care Facilities Revenue, Friendship Village of Dublin, Series B, 3.43% (a), 11/1/34, LOC Lasalle National Bank N.A.	5,700	5,700
Franklin County, Health Care Facilities Revenue, Presbyterian Retirement Services Foundation, 3.51% (a), 7/1/29, LOC National City Bank	1,925	1,925
Franklin County, Hospital Revenue, Children's Hospital Project, Series B, 3.57% (a), 12/1/14, SPA Bank One Columbus N.A. (d)	6,200	6,200
Franklin County, Multifamily Revenue, Golf Pointe Apartments Project, Series A, 3.54% (a), 1/1/34, LOC Lasalle National Bank, AMT	2,785	2,785
Franklin County, Multifamily Revenue, Hanover Ridge Apartments, 3.36% (a), 12/15/30, FNMA, AMT	1,450	1,450
Geauga County, Health Care Facilities Revenue, Montefiore Housing Corp. Project, 3.53% (a), 1/1/26, LOC Fifth Third Bank	5,065	5,065
Grove City, Multifamily Revenue, Regency Arms Apartments, 3.58% (a), 6/15/30, FNMA, AMT	11,070	11,070
Hamilton County Parking System Revenue, 3.45% (a), 12/1/26, LOC U.S. Bank N.A.	2,100	2,100
Hamilton County, EDR, Boys/Girls Club, Inc. Project, 3.49% (a), 12/1/28, LOC PNC Bank N.A.	2,350	2,350
Hamilton County, EDR, Samuel W. Bell Home Project, 3.47% (a), 4/1/22, LOC U.S. Bank N.A.	2,710	2,710
Hamilton County, Hospital Facilities Revenue, Children's Hospital Medical Center, 3.43% (a), 5/15/28, LOC JP Morgan Chase Bank	4,100	4,100
Hamilton, GO, BAN, 4.00%, 9/11/08	4,340	4,349
Hamilton, IDR, Sensus LLC Project, 3.60% (a), 7/1/14, LOC Fifth Third Bank, AMT	3,800	3,800
Hancock County, 4.25%, 11/8/08 (c)	1,500	1,512
Hilliard, IDR, National Sign, 3.58% (a), 12/1/19, LOC Bank One N.A., AMT	2,045	2,045
Huron County, IDR, American Baler Project, 3.56% (a), 4/1/11, LOC Bank One Indianapolis, AMT (d)	575	575

See notes to financial statements.

19

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Kent State University Revenue, 3.23% (a), 5/1/31, MBIA, SPA Dexia Credit Local	$1,100	$1,100
Lancaster Street Improvement, GO, BAN, 4.00%, 10/16/08	1,000	1,004
Leipsic, IDR, Patrick Products, Inc. Project, 3.73% (a), 6/1/11, LOC Bank One N.A., AMT	1,140	1,140
Licking County, Career & Technology Education Certificates, School Facilities Construction, GO, BAN, 4.50%, 9/10/08	1,100	1,107
Lorain County, IDR, Malt Properties Ltd. Project, 3.59% (a), 4/1/34, LOC Bank One N.A., AMT	4,668	4,668
Lucas County, IDR, American Capital Properties, 3.56% (a), 10/1/18, LOC National City Bank, AMT	3,405	3,405
Marion, GO, BAN, Series A, 4.00%, 10/16/08	6,440	6,470
Mason, IDR, Crane Plastics Co., 3.53% (a), 2/1/33, LOC U.S. Bank N.A., AMT	4,000	4,000
Mentor, GO, BAN, 4.25%, 3/14/08	2,925	2,930
Montgomery County, Catholic Health Revenue, Series B, 3.26% (a), 12/1/25, SPA Bayerische Landesbank	8,000	8,000
Montgomery County, EDR, Benjamin & Marian Project, Series B, 3.51% (a), 8/1/16, LOC National City Bank	5,030	5,030
Montgomery County, IDR, Citywide Development Corp. Project, 3.73% (a), 12/1/13, LOC Bank One Dayton N.A., AMT	1,395	1,395
Montgomery County, IDR, Town Centers Ltd. Partner Project, 4.15% (a), 11/15/16, LOC National City Bank	1,630	1,630
Montgomery County, Multifamily Housing Revenue, Cambridge Commons Apartments, Series A, 3.50% (a), 4/1/38, LOC FHLB	4,125	4,125
Muskingum Watershed Conservancy District, 3.47% (a), 5/1/23, LOC Fifth Third Bank	1,595	1,595
North Royalton, Street Improvement, BAN, 5.00%, 2/28/08	449	451
Pepper Pike, GO, BAN, Series 2, 4.15%, 9/18/08	2,568	2,577
Perrysburg, GO, BAN, 4.00%, 8/7/08	1,238	1,240
Portage County, Health Care Facilities Revenue, Coleman Professional Services, 3.68% (a), 12/1/22, LOC Bank One N.A.	3,575	3,575
Reading, IDR, General Tool Co. Project, 3.57% (a), 3/1/08, LOC Bank of Montreal & Provident Bank, AMT	595	595
Ross County, Hospital Revenue, Refunding & Improvement Facilities, Adena Project, 3.58% (a), 12/1/35, CIFG, SPA Landesbank Hessen	5,950	5,950
Solon, IDR, JTM Products, Inc. Project, 3.56% (a), 6/1/21, LOC National City Bank, AMT	2,735	2,735
Stark County, Sewer District, GO, BAN, Series 2007-2, 3.90%, 9/24/08	1,455	1,458
State Air Quality Development Authority Revenue, AK Steel, Series A, 3.30% (a), 6/1/24, LOC ABN AMRO Bank, AMT	9,000	9,000
State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison, Series C, 3.58% (a), 6/1/23, LOC Wachovia Bank N.A.	200	200
State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co., Series C, 3.63% (a), 9/1/18, LOC Wachovia Bank N.A., AMT	700	700

See notes to financial statements.

20

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
State Environmental Improvement Revenue, Newark Group Industrial Income Project, 3.52% (a), 12/1/26, LOC JP Morgan Chase Bank	$3,050	$3,050
State Higher Educational Facility Commission Revenue, Malone College, 3.51% (a), 4/1/09, LOC National City Bank	6,000	6,000
State Higher Educational Facility Commission Revenue, Wilmington College, 3.68% (a), 10/1/11, LOC Fifth Third Bank	1,040	1,040
State Higher Educational Facility Revenue, Xavier University Project, Series B, 3.42% (a), 11/1/30, LOC U.S. Bank N.A.	1,000	1,000
State Pollution Control Revenue, Air Project, 3.56% (a), 5/1/22, LOC BP Amoco	200	200
State Solid Waste Revenue, BP Exploration & Oil Project 3.63% (a), 2/1/33, AMT	900	900
3.63% (a), 8/1/34, AMT	1,220	1,220
3.63% (a), 8/1/34, AMT	1,700	1,700
State Solid Waste Revenue, BP Products North America 3.63% (a), 8/1/34, AMT	8,915	8,915
Series B, 3.63% (a), 8/1/34, AMT	1,130	1,130
State Water Development Authority Environmental Improvement Revenue, Waste Management Project, Series B, 3.36% (a), 7/1/20, LOC Fleet National Bank, AMT	1,700	1,700
State Water Development Authority, Pollution Control Facilities Revenue, First Energy General Corp., Series A, 3.57% (a), 5/15/19, LOC Barclays Bank PLC	2,900	2,900
State Water Development Authority, Pollution Control Facilities Revenue, First Energy Nuclear, Series C, 3.35% (a), 6/1/33, LOC Wachovia Bank N.A., AMT	15,000	15,000
State Water Development Authority, Pollution Control Facilities Revenue, Ohio Edison Co. Project, Series B, 3.63% (a), 9/1/18, AMT, LOC Wachovia Bank N.A.	2,100	2,100
Summit County Revenue, Neighborhood Development Corp., 3.56% (a), 6/1/24, LOC National City Bank	1,000	1,000
Summit County, IDR, Atlas Steel Project, 3.61% (a), 6/1/10, LOC National City Bank, AMT	1,275	1,275
Summit County, IDR, Delco Corp. Project, 3.66% (a), 6/1/16, LOC National City Bank, AMT	185	185
Summit County, IDR, Fiocca, Inc. Project, 3.57% (a), 6/1/16, LOC Fifth Third Bank, AMT (d)	1,310	1,310
Summit County, IDR, VMS Development Project, 3.61% (a), 7/1/18, LOC National City Bank, AMT (d)	1,885	1,885
Trumbull County, IDR, 3.88% (a), 10/1/19, LOC Bank One Columbus N.A., AMT	1,550	1,550
University of Cincinnati, General Receipts, Series B 3.45% (a), 6/1/20, MBIA, SPA Bayerische Landesbank	12,435	12,435
3.43% (a), 6/1/31, AMBAC, SPA Bayerische Landesbank	3,665	3,665
Washington County, Hospital Revenue, Marietta Area Health, 3.47% (a), 12/1/26, LOC Fifth Third Bank	3,430	3,430
Wayne County, Health Care Facilities Revenue, West View Manor Project, 3.48% (a), 9/1/21, LOC Fifth Third Bank	3,680	3,680

See notes to financial statements.

21

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2007

(Amounts in Thousands)

Security Description	Principal Amount	Value
Westlake, IDR, Logan Westlake Project, 3.61% (a), 6/1/16, LOC Fifth Third Bank, AMT	$1,050	$1,050
Wood County, IDR, Jerl Machine Project, 3.54% (a), 9/1/16, LOC Fifth Third Bank, AMT	680	680
Woodlawn, EDR, Goodwill Industrial Project 3.47% (a), 11/1/20, LOC U.S. Bank N.A.	5,370	5,370
3.47% (a), 11/1/20, LOC U.S. Bank N.A.	3,000	3,000
Woodlawn, IDR, Southland Properties LLC Project, 3.57% (a), 6/1/08, LOC Provident Bank & Bank of Montreal, AMT	255	255
		344,025
Total Municipal Bonds (Amortized Cost $344,025)		344,025
Total Investments (Amortized Cost $344,025) (e) — 103.0%		344,025
Liabilities in excess of other assets — (3.0)%		(9,935)
NET ASSETS — 100.0%		$334,090

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Security purchased on a "when-issued" basis.

(d)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)  Represents cost for financial reporting and federal income tax purposes.

AMBAC — Insured by American Municipal Bond Assurance Corp.

AMT — Subject to alternative minimum tax

BAN — Bond Anticipation Note

CIFG — County IXIS Financial Guaranty

EDR — Economic Development Revenue

FGIC — Insured by Financial Guaranty Insurance Co.

FHLB — Federal Home Loan Bank

FNMA — Insured by Federal National Mortgage Association

GO — General Obligation

IDR — Industrial Development Revenue

LLC — Limited Liability Co.

LOC — Letter of Credit

MBIA — Insured by Municipal Bond Insurance Association

PLC — Public Liability Co.

SPA — Standby Purchase Agreement

See notes to financial statements.

22

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	Government Reserves Fund	Prime Obligations Fund		Financial Reserves Fund
ASSETS:
Investments, at amortized cost	$1,161,829	$630,528		$369,120
Repurchase agreements, at value (a)	—	354,700		214,400
Total Investments	1,161,829	985,228		583,520
Cash	49	81		95
Interest receivable	2,170	3,430		2,729
Prepaid expenses	22	16		15
Total Assets	1,164,070	988,755		586,359
LIABILITIES:
Payable for investments purchased	210,630	—		—
Distributions payable	1,632	343		2,154
Accrued expenses and other payables:
Investment advisory fees	327	288		246
Administration fees	76	77		46
Custodian fees	15	17		12
Accounting fees	1	—	(b)	—	(b)
Transfer agent fees	33	24		18
Chief Compliance Officer fees	1	1		—	(b)
Trustee fees	7	7		4
Shareholder servicing fees — Class A Shares	—	206		—
Shareholder servicing fees — Select Shares	162	—		—
Other accrued expenses	141	54		37
Total Liabilities	213,025	1,017		2,517
NET ASSETS:
Capital	951,053	987,774		583,857
Distributions in excess of net investment income	(8)	(36)		(14)
Accumulated undistributed net realized gains (losses) from investment transactions	—	—		(1)
Net Assets	$951,045	$987,738		$583,842
Net Assets
Class A Shares	—	$987,738		$583,842
Trust Shares	$213,467	—		—
Select Shares	737,578	—		—
Total	$951,045	$987,738		$583,842
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	—	987,799		583,750
Trust Shares	213,414	—		—
Select Shares	737,450	—		—
Total	950,864	987,799		583,750
Net asset value, offering price & redemption price per share:
Class A Shares	—	$1.00		$1.00
Trust Shares	$1.00	—		—
Select Shares	$1.00	—		—

(a) Value is equal to amortized cost.

(b) Rounds to less than $1,000.

See notes to financial statements.

23

  Statements of Assets and Liabilities — continued
The Victory Portfolios  October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments, at amortized cost	$364,520	$344,025
Cash	62	85
Interest and dividends receivable	1,442	1,533
Prepaid expenses	15	15
Total Assets	366,039	345,658
LIABILITIES:
Payable for investments purchased	3,101	11,074
Distributions payable	348	222
Accrued expenses and other payables:
Investment advisory fees	109	131
Administration fees	29	27
Custodian fees	6	6
Accounting fees	1	1
Transfer agent fees	13	11
Trustee fees	2	1
Shareholder servicing fees	78	73
Other accrued expenses	22	22
Total Liabilities	3,709	11,568
NET ASSETS:
Capital	362,435	334,109
Distributions in excess of net investment income	(18)	(19)
Accumulated net realized losses from investments	(87)	—
Net Assets	$362,330	$334,090
Net Assets
Class A Shares	$362,330	$334,090
Total	$362,330	$334,090
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	362,462	334,114
Total	362,462	334,114
Net asset value, offering price & redemption price per share:
Class A Shares	$1.00	$1.00

See notes to financial statements.

24

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

	Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
Investment Income:
Interest income	$53,908	$50,356	$27,368
Total Income	53,908	50,356	27,368
Expenses:
Investment advisory fees	4,140	3,294	2,563
Administration fees	981	889	485
Shareholder servicing fees — Class A Shares	—	2,353	—
Shareholder servicing fees — Select Shares	2,116	—	—
Accounting fees	—	3	4
Custodian fees	178	178	105
Transfer agent fees	186	239	126
Transfer agent fees — Select Shares	49	—	—
Trustees' fees	92	81	43
Chief Compliance Officer fees	19	19	10
Legal and audit fees	138	146	77
Other expenses	79	63	40
Total Expenses	7,978	7,265	3,453
Net Investment Income	45,930	43,091	23,915
Realized Gains from Investment Transactions:
Net realized gains from investment transactions	57	—	—
Net increase from payments by Adviser	1,077	799	365
Change in net assets resulting from operations	$47,064	$43,890	$24,280

See notes to financial statements.

25

  Statements of Operations — continued
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
Investment Income:
Interest income	$14,652	$14,918
Dividend income	19	—
Total Income	14,671	14,918
Expenses:
Investment advisory fees	1,382	1,812
Administration fees	374	381
Shareholder servicing fees — Class A Shares	987	1,007
Accounting fees	5	5
Custodian fees	73	74
Transfer agent fees	99	98
Trustees' fees	32	32
Chief Compliance Officer fees	7	8
Legal and audit fees	51	51
Other expenses	48	42
Total Expenses	3,058	3,510
Net Investment Income	11,613	11,408
Realized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(2)	—
Net increase from payments by Adviser	310	372
Change in net assets resulting from operations	$11,921	$11,780

See notes to financial statements.

26

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$45,930	$57,591	$43,091	$39,349
Net realized gains from investment transactions	57	5	—	—
Net increase from payments by Adviser	1,077	202	799	133
Change in net assets resulting from operations	47,064	57,798	43,890	39,482
Distributions to shareholders:
From net investment income:
Class A Shares	—	—	(44,059)	(39,349)
Trust Shares	(8,928)	(7,779)	—	—
Select Shares	(38,351)	(49,816)	—	—
Change in net assets resulting from distributions to shareholders	(47,279)	(57,595)	(44,059)	(39,349)
Change in net assets from capital transactions	(479,894)	(142,163)	(3,189)	(22,998)
Change in net assets	(480,109)	(141,960)	(3,358)	(22,865)
Net Assets:
Beginning of period	1,431,154	1,573,114	991,096	1,013,961
End of period	$951,045	$1,431,154	$987,738	$991,096
Undistributed (distributions in excess of) net investment income	$(8)	$207	$(36)	$133

See notes to financial statements.

27

The Victory Portfolios  Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Capital Transactions:
Class A Shares
Proceeds from shares issued	—	—	$1,859,958	$2,294,224
Dividends reinvested	—	—	39,818	36,377
Cost of shares redeemed	—	—	(1,902,965)	(2,353,599)
Total Class A Shares	—	—	(3,189)	(22,998)
Trust Shares
Proceeds from shares issued	$755,185	$855,046	—	—
Dividends reinvested	6	13	—	—
Cost of shares redeemed	(722,571)	(864,317)	—	—
Total Trust Shares	32,620	(9,258)	—	—
Select Shares
Proceeds from shares issued	3,399,311	5,448,230	—	—
Dividends reinvested	29,057	43,224	—	—
Cost of shares redeemed	(3,940,882)	(5,624,359)	—	—
Total Select Shares	(512,514)	(132,905)	—	—
Change in net assets from capital transactions	$(479,894)	$(142,163)	$(3,189)	$(22,998)
Share Transactions:
Class A Shares
Issued	—	—	1,859,958	2,294,224
Reinvested	—	—	39,818	36,377
Redeemed	—	—	(1,902,965)	(2,353,599)
Total Class A Shares	—	—	(3,189)	(22,998)
Trust Shares
Issued	755,185	855,046	—	—
Reinvested	6	13	—	—
Redeemed	(722,571)	(864,317)	—	—
Total Trust Shares	32,620	(9,258)	—	—
Select Shares
Issued	3,399,311	5,448,230	—	—
Reinvested	29,057	43,224	—	—
Redeemed	(3,940,882)	(5,624,359)	—	—
Total Select Shares	(512,514)	(132,905)	—	—
Change in shares	(479,894)	(142,163)	(3,189)	(22,998)

See notes to financial statements.

28

The Victory Portfolios  Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	Financial Reserves Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$23,915	$18,942
Net realized losses from investment transactions	—	(1)
Net increase from payments by Adviser	365	60
Change in net assets resulting from operations	24,280	19,001
Distributions to Shareholders:
From net investment income:
Class A Shares	(24,354)	(18,942)
Change in net assets resulting from distributions to shareholders	(24,354)	(18,942)
Change in net assets from capital transactions	122,961	(21,038)
Change in net assets	122,887	(20,979)
Net Assets:
Beginning of period	460,955	481,934
End of period	$583,842	$460,955
Undistributed (distributions in excess of) net investment income	$(14)	$60
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,067,379	$854,103
Dividends reinvested	390	321
Cost of shares redeemed	(944,808)	(875,462)
Change in net assets from capital transactions	$122,961	$(21,038)
Share Transactions:
Class A Shares
Issued	1,067,379	854,103
Reinvested	390	321
Redeemed	(944,808)	(875,462)
Change in shares	122,961	(21,038)

See notes to financial statements.

29

The Victory Portfolios  Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	Tax-Free Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$11,613	$11,687	$11,408	$12,868
Net realized gains (losses) from investment transactions	(2)	(11)	—	— (a)
Net increase from payments by Adviser	310	66	372	76
Change in net assets resulting from operations	11,921	11,742	11,780	12,944
Distributions to Shareholders:
From net investment income:
Class A Shares	(12,007)	(11,687)	(11,875)	(12,868)
Change in net assets from capital transactions	(63,649)	(22,400)	(154,246)	(55,070)
Change in net assets	(63,735)	(22,345)	(154,341)	(54,994)
Net Assets:
Beginning of period	426,065	448,410	488,431	543,425
End of period	$362,330	$426,065	$334,090	$488,431
Undistributed (distributions in excess of) net investment income	$(18)	$66	$(19)	$76
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,006,256	$1,289,529	$867,360	$1,093,817
Dividends reinvested	7,940	8,828	9,453	10,952
Cost of shares redeemed	(1,077,845)	(1,320,757)	(1,031,059)	(1,159,839)
Change in net assets from capital transactions	$(63,649)	$(22,400)	$(154,246)	$(55,070)
Share Transactions:
Class A Shares
Issued	1,006,254	1,289,529	867,360	1,093,817
Reinvested	7,940	8,828	9,453	10,952
Redeemed	(1,077,845)	(1,320,757)	(1,031,059)	(1,159,839)
Change in Shares	(63,651)	(22,400)	(154,246)	(55,070)

(a)  Rounds to less than $1,000.

See notes to financial statements.

30

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31

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/(Losses) from Investments		Distributions from Net Investment Income	Net Asset Value, End of Period	Total Return(a)
Government Reserves Fund — Trust Shares
Year Ended 10/31/07	$1.000	0.047	—	(c)	(0.047)	$1.000	4.84%
Year Ended 10/31/06	$1.000	0.041	—	(c)	(0.041)	$1.000	4.21%
Year Ended 10/31/05	$1.000	0.022	—	(c)	(0.022)	$1.000	2.22%
Year Ended 10/31/04	$1.000	0.007	—		(0.007)	$1.000	0.70%
Year Ended 10/31/03	$1.000	0.008	—		(0.008)	$1.000	0.76%
Government Reserves Fund — Select Shares
Year Ended 10/31/07	$1.000	0.045	—	(c)	(0.045)	$1.000	4.58%
Year Ended 10/31/06	$1.000	0.039	—	(c)	(0.039)	$1.000	3.95%
Year Ended 10/31/05	$1.000	0.019	—	(c)	(0.019)	$1.000	1.94%
Year Ended 10/31/04	$1.000	0.004	—		(0.004)	$1.000	0.43%
Year Ended 10/31/03	$1.000	0.005	—		(0.005)	$1.000	0.50%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/07	$1.000	0.047	—		(0.047)	$1.000	4.77%
Year Ended 10/31/06	$1.000	0.040	—		(0.040)	$1.000	4.12%
Year Ended 10/31/05	$1.000	0.021	—		(0.021)	$1.000	2.13%
Year Ended 10/31/04	$1.000	0.005	—		(0.005)	$1.000	0.49%
Year Ended 10/31/03	$1.000	0.006	—		(0.006)	$1.000	0.56%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/07	$1.000	0.048	—		(0.048)	$1.000	4.86%
Year Ended 10/31/06	$1.000	0.041	—	(c)	(0.041)	$1.000	4.22%
Year Ended 10/31/05	$1.000	0.022	—		(0.022)	$1.000	2.23%
Year Ended 10/31/04	$1.000	0.006	—		(0.006)	$1.000	0.60%
Year Ended 10/31/03	$1.000	0.007	—		(0.007)	$1.000	0.67%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/07	$1.000	0.030	—	(c)	(0.030)	$1.000	3.07%
Year Ended 10/31/06	$1.000	0.026	—	(c)	(0.026)	$1.000	2.61%
Year Ended 10/31/05	$1.000	0.014	—		(0.014)	$1.000	1.44%
Year Ended 10/31/04	$1.000	0.004	—		(0.004)	$1.000	0.39%
Year Ended 10/31/03	$1.000	0.004	—		(0.004)	$1.000	0.43%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/07	$1.000	0.029	—		(0.029)	$1.000	2.96%
Year Ended 10/31/06	$1.000	0.025	—	(c)	(0.025)	$1.000	2.49%
Year Ended 10/31/05	$1.000	0.013	—	(c)	(0.013)	$1.000	1.35%
Year Ended 10/31/04	$1.000	0.003	—		(0.003)	$1.000	0.28%
Year Ended 10/31/03	$1.000	0.003	—		(0.003)	$1.000	0.29%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Rounds to less than $0.001 per share.

See notes to financial statements.

32

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios/Supplemental Data
	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)
Government Reserves Fund — Trust Shares
Year Ended 10/31/07	$213,467	0.57%	4.63%	0.57%	4.63%
Year Ended 10/31/06	$180,866	0.58%	4.13%	0.58%	4.13%
Year Ended 10/31/05	$190,104	0.58%	2.21%	0.62%	2.17%
Year Ended 10/31/04	$216,128	0.55%	0.68%	0.58%	0.65%
Year Ended 10/31/03	$260,102	0.53%	0.75%	0.57%	0.71%
Government Reserves Fund — Select Shares
Year Ended 10/31/07	$737,578	0.82%	4.39%	0.82%	4.39%
Year Ended 10/31/06	$1,250,288	0.84%	3.85%	0.84%	3.85%
Year Ended 10/31/05	$1,383,010	0.85%	1.80%	0.89%	1.76%
Year Ended 10/31/04	$2,744,971	0.81%	0.41%	0.85%	0.38%
Year Ended 10/31/03	$3,243,650	0.79%	0.50%	0.83%	0.46%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/07	$987,738	0.77%	4.58%	0.77%	4.58%
Year Ended 10/31/06	$991,096	0.79%	4.03%	0.79%	4.03%
Year Ended 10/31/05	$1,013,961	0.81%	2.08%	0.83%	2.06%
Year Ended 10/31/04	$1,266,260	0.81%	0.48%	0.81%	0.48%
Year Ended 10/31/03	$1,632,174	0.79%	0.57%	0.79%	0.57%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/07	$583,842	0.67%	4.66%	0.67%	4.66%
Year Ended 10/31/06	$460,955	0.69%	4.13%	0.69%	4.13%
Year Ended 10/31/05	$481,934	0.71%	2.19%	0.73%	2.17%
Year Ended 10/31/04	$479,335	0.70%	0.59%	0.70%	0.59%
Year Ended 10/31/03	$533,613	0.69%	0.67%	0.69%	0.67%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/07	$362,330	0.77%	2.94%	0.77%	2.94%
Year Ended 10/31/06	$426,065	0.79%	2.57%	0.79%	2.57%
Year Ended 10/31/05	$448,410	0.82%	1.39%	0.84%	1.37%
Year Ended 10/31/04	$598,662	0.81%	0.38%	0.81%	0.38%
Year Ended 10/31/03	$621,011	0.79%	0.43%	0.79%	0.43%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/07	$334,090	0.87%	2.83%	0.87%	2.83%
Year Ended 10/31/06	$488,431	0.89%	2.46%	0.89%	2.46%
Year Ended 10/31/05	$543,425	0.89%	1.33%	0.94%	1.28%
Year Ended 10/31/04	$558,066	0.91%	0.27%	0.96%	0.23%
Year Ended 10/31/03	$688,379	0.93%	0.30%	0.93%	0.30%

See notes to financial statements.

33

  Notes to Financial Statements
The Victory Portfolios  October 31, 2007

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995, as a Delaware statutory trust (formerly known as a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements are those of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund (individually a "Fund", collectively the "Funds").

The Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund are authorized to issue one class of shares: Class A Shares. The Government Reserves Fund is authorized to issue two classes of shares: Trust Shares and Select Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The Government Reserves Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is "more-likely-than-not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per

34

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

share calculation on April 30, 2008. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact on the financial statements once adopted.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the input used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Securities Valuation:

Investments of the Funds are recorded at value, determined on the basis of amortized cost, which approximates value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value.

In accordance with Rule 2a-7 of the Investment Company Act of 1940, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are identified and validated with the pricing service. If Victory Capital Management Inc. ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, the Adviser will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board of Trustees. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.00375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board of Trustees to fully advise the Funds' Trustees. If the difference exceeds +/- 0.0050%, a meeting of the Board of Trustees will be convened to determine what action, if any, to initiate.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-Issued Basis:

All Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value

35

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2007, the Ohio Municipal Money Market Fund had outstanding "when-issued" purchase commitments and segregated collateral as identified on the Schedule of Portfolio Investments.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to each Fund are charged directly to it. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing and printing fees.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and The Victory Variable Insurance Funds (the "Trusts") average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services. Effective January 1, 2008, the Trusts will pay custodian fees computed

36

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

at the annual rate of 0.015% of the first $10 billion of the Trusts' average daily net assets, 0.0113% of the next $2.5 billion of the Trusts' average daily net assets and 0.0025% of the Trusts' average daily net assets greater than $12.5 billion.

Under the terms of the Investment Advisory Agreement, the investment advisory fee of the Government Reserves Fund is computed at an annual rate of 0.40% of the Fund's average daily net assets up to $3.0 billion, 0.30% of the Fund's average daily net assets between $3.0 billion and $3.5 billion, and 0.25% of the Fund's average daily net assets greater than $3.5 billion; the investment advisory fee of the Prime Obligations Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $1.5 billion, 0.30% of the Fund's average daily net assets between $1.5 billion and $2.0 billion, 0.25% of the Fund's average daily net assets between $2.0 billion and $2.5 billion, and 0.20% of the Fund's average daily net assets greater than $2.5 billion; the investment advisory fee of the Financial Reserves Fund is computed at an annual rate of 0.50% of the Fund's average daily net assets; the investment advisory fee of the Tax-Free Money Market Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $600 million, 0.30% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion; and the investment advisory fee of the Ohio Municipal Money Market is computed at an annual rate of 0.45% of the Fund's average daily net assets up to $600 million, 0.35% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion. The Adviser may use its resources to assist the Funds' distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective August 1, 2007, the BISYS Group, Inc., and its subsidiaries, was acquired by Citibank N.A. The Adviser has an agreement with Citi Fund Services Ohio, Inc. ("Citi") (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-administrator, sub-fund accountant.

Citi acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts in excess of $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser, but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, an affiliate of the Adviser, acquired the Distributor.

The Distributor or financial institutions (directly or through the Distributor) may receive from all the Funds (other than the Trust Shares of the Government Reserves Fund), pursuant to a Shareholder Servicing Plan, a fee of 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange, and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of

37

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

the Adviser. Currently, this fee is not being charged to the Financial Reserves Fund. For the year ended October 31, 2007, affiliates of the Adviser earned $6,315 (amount in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Government Reserves Fund, Financial Reserves Fund and Ohio Municipal Money Market Fund. The Trustees have adopted this plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this plan. To the extent that any payments made by the Funds' Administrator, Sub-Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this plan. No fees are currently being paid under this plan.

The Adviser, Citi, or other service providers may waive or reimburse fees to assist the Funds in maintaining competitive expense ratios. The amounts are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services Ohio, Inc., ("BISYS") (BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred. Under the terms of the agreement, BISYS and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the NAV of any Fund. These amounts are disclosed as a payment by the Adviser in the Statements of Operations and the Statements of Changes in Net Assets.

During the fiscal year ended October 31, 2006, the Adviser entered into an agreement with the Funds to reimburse certain prior year expenses related to an independent review of certain expenditures that among other things supported distribution of Fund shares. These amounts are disclosed as a payment by the Adviser in the Statements of Changes in Net Assets. Each of the Funds' total returns would have been reduced by 0.01% had the reimbursement not been made.

4.  Concentration of Credit Risk:

The Ohio Municipal Money Market Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors, which might adversely affect municipalities and companies within the state of Ohio, than are other types of funds that are not geographically concentrated to the same extent.

5.  Line of Credit:

The Trusts participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the year ended October 31, 2007, the Trusts paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Trusts pays a pro-rata portion of this commitment fee plus any

38

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

interest on amounts borrowed. The average daily loan outstanding and average interest rate for the year was as follows (amounts in thousands).

Fund	Average Loan	Average Rate
Government Reserves Fund	$102	5.86%
Prime Obligations Fund	1	5.82%
Financial Reserves Fund	31	5.82%
Tax-Free Money Market Fund	25	5.88%
Ohio Municipal Money Market Fund	26	6.05%

As of October 31, 2007 the Funds had no loans outstanding with KeyCorp.

6.  Federal Income Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Distributions Paid from Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$48,976	$48,976	$—	$48,976
Prime Obligations Fund	44,254	44,254	—	44,254
Financial Reserves Fund	24,053	24,053	—	24,053
Tax-Free Money Market Fund	9	9	12,113	12,122
Ohio Municipal Money Market Fund	32	32	12,161	12,193

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Distributions Paid from Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$56,486	$56,486	$—	$56,486
Prime Obligations Fund	38,096	38,096	—	38,096
Financial Reserves Fund	18,233	18,233	—	18,233
Tax-Free Money Market Fund	18	18	11,354	11,372
Ohio Municipal Money Market Fund	21	21	12,505	12,526

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable may differ from the Statements of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Government Reserves Fund	$—	$3,440	$3,440	$(3,448)	$—	$(8)
Prime Obligations Fund	—	3,586	3,586	(3,622)	—	(36)
Financial Reserves Fund	—	2,170	2,170	(2,184)	(1)	(15)
Tax-Free Money Market Fund	875	—	875	(893)	(87)	(105)
Ohio Municipal Money Market Fund	789	—	789	(808)	— (a)	(19)

39

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

As of October 31, 2007, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

Expiration Year

	2008		2009	2010		2011		2013		2014	2015	Total
Financial Reserves Fund	$—		$—	$—		$—	(a)	$—		$1	$—	$1
Tax-Free Money Market Fund	71		3	—		—		—		11	2	87
Ohio Municipal Money Market Fund	—	(a)	—	—	(a)	—		—	(a)	—	—	—	(a)

(a) Rounds to less than $1,000.

7.  Market Events

The value of asset-backed securities, including those issued by structured investment vehicles (SIVs), may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide any credit enhancements. SIVs have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs, although, based on available information, the substantial majority of the underlying collateral remains of high quality.

On August 28, 2007, Cheyne Finance LLC ("Cheyne"), a SIV in which the Prime Obligations Fund and Financial Reserves Fund (the "Funds") own $16 million and $5 million, respectively, principal amount of medium-term notes, breached a financial covenant related to the market value of its underlying collateral. Cheyne subsequently became insolvent, causing its securities to become immediately due and payable. The Cheyne securities are currently in default as a result of non-payment (as noted on the Funds' Schedules of Portfolio Investments). The Trust's Board, acting on the recommendation of VCM, and in the exercise of its business judgment, has agreed that it would not be in the best interests of the Funds or their shareholders to dispose of the Cheyne securities at this time. The Funds have continued to carry the Cheyne securities in the Funds' portfolios at their amortized cost, which approximates fair value.

On October 31, 2007 the Prime Obligations Fund held a second SIV, Tango Finance Corp., which matured on November 5, 2007 and paid in full. The Financial Reserves Fund also held a second SIV, Harrier Finance Funding LLC, which was extended a credit facility by West LB that effectively functions as a liquidity back-up line to fund the redemption at maturity of all outstanding commercial paper and medium term notes.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (five portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 21, 2007

41

  Supplemental Information
The Victory Portfolios  October 31, 2007

Trustee and Officer Information  (Unaudited)

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eight Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees

Mr. David Brooks Adcock, 56	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 60	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 56	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 50	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

42

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Lyn Hutton, 57	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998- December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 73	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 67	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 63	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

43

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Officers:

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 35	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo II, 33	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global (August 2004-July 2005). Chief Financial Officer, Advisor Services, Gartmore Global (August 2003-August 2004). Corporate Controller Gartmore Global (June 2000-August 2003).

Mr. Christopher K. Dyer, 45	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 53	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 39	Treasurer	May 2006	Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	VP Fund Compliance, Citi (Since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 64	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) (since 2002); Director of Deutsche Asset Management (1987-2002).

44

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

Proxy Voting and Form N-Q Information  (Unaudited)

Proxy Voting:

Information regarding the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 1-800-242-9596. The information is also included in the Trust's Statement of Additional Information, which is available on the Trust's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Trust voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Trust's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Government Reserves Fund
Trust Shares	$1,000.00	$1,023.40	$2.86	0.56%
Select Shares	1,000.00	1,022.20	4.08	0.80%
Prime Obligations Fund
Class A Shares	1,000.00	1,023.30	3.88	0.76%
Financial Reserves Fund
Class A Shares	1,000.00	1,023.70	3.42	0.67%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,015.10	3.91	0.77%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,014.70	4.42	0.87%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

45

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, they will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Government Reserves Fund
Trust Shares	$1,000.00	$1,022.38	$2.85	0.56%
Select Shares	1,000.00	1,021.17	4.08	0.80%
Prime Obligations Fund
Class A Shares	1,000.00	1,021.37	3.87	0.76%
Financial Reserves Fund
Class A Shares	1,000.00	1,021.83	3.41	0.67%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,021.32	3.92	0.77%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,020.82	4.43	0.87%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

Portfolio Holdings

(As a Percentage of Total Investments)

Government Reserves Fund	Prime Obligations Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

46

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Financial Reserves Fund	Tax Free Money Market Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

Ohio Municipal Money Market Fund

Portfolio Holdings As a Percentage of Total Investments

Additional Federal Income Tax Information

For the year ended October 31, 2007, the following Funds designated tax-exempt income distributions of (amounts in thousands):

Amount
Tax-Free Money Market Fund	$12,113
Ohio Municipal Money Market Fund	12,161

47

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50

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52

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

RMMAR (12/07)

October 31, 2007

Annual Report

Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	25

Supplemental Information	26

Trustee and Officer Information	26

Proxy Voting and Form N-Q Information	29

Expense Examples	29

Additional Federal Income Tax Information	31

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

The broad equity market's performance in 2007 reflected an investment environment characterized by increasing uncertainty, rising market volatility, and mounting investor anxiety. Following a second quarter when the market advanced sharply, volatility surged in the third quarter and in October, driven by fears that mortgage-related losses and tighter credit would lead to slower economic growth. In the fixed income market, year-to-date returns have been modest. Credit spreads widened and Treasury prices rose during 2007 as investors sought safety.

The Federal Reserve attempted to ease investor concerns by cutting the discount rate by 50 basis points in August and September and the Federal Funds rate by 50 basis points following its September Federal Open Market Committee meeting. The markets, however, remain unsettled at the time of this writing.

While the deterioration in financial market conditions and the tightening of credit quality could have an adverse effect on the economy, our outlook is optimistic. The economy should continue to expand, albeit at a slower rate. While corporate earnings growth is moderating, it is expected to remain near its long-term average. Inflation is modest, liquidity remains high, and the equity market typically responds well to monetary easing.

At Victory, we continue to develop solutions responsive to the needs of our markets. On September 4th, Victory Capital Management announced the launch of a new share class designed to meet the needs of retirement plan sponsors, institutions, and high net worth clients for lower expenses and competitive performance in registered investment vehicles. Available for several of our most popular Victory Funds, the I Class shares are offered to investors who make an initial minimum investment of $2.5 million and investors in selected fee-based programs. In addition, the I Class shares are available for purchase by retirement plans and by certain non-qualified deferred compensation plans with aggregate plan assets greater than $25 million.

We continue to aggressively implement our strategic plan for investment management, which is based on three key elements, which we shared with you in our last letter:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President, Victory Portfolios

3

The Victory Equity Funds

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investment, including high-grade fixed income securities. The net asset value per share of this Fund fluctuates as the value of the securities in the portfolio change.

Commentary

Fiscal year 2007 was the Fund's eighteenth year of operation under the same lead portfolio manager, and the fifth consecutive year of returns ahead of the benchmark. The Fund (Class A Shares at net asset value) returned 19.74% versus 14.56% for the S&P 500 Index1 over the same period, continuing its long-term successful track record.

Synchronized global economic growth helped to offset weakness in the US residential housing market, and sectors leveraged to the global expansion led the equity market higher. The Fund was positioned well, emphasizing the Capital Goods and Basic Industry sectors. The Financial sector was the only sector to experience a decline during the fiscal year, and the Fund's significant underweight position in this sector also helped performance.

Top performing holdings were Transocean (+65%), ABB (+103%), Intel (+26%), and Charles Schwab (+28%). Transocean has benefited from tremendous demand for its deep water drilling equipment as exploration capital expenditure budgets continue to expand amidst the higher Energy price environment. ABB is a global leader in power and automation technologies, and infrastructure spending in emerging markets such as India and China has created a nice tailwind of growth for the Company. Detractors to performance were AMBAC (-56%), and Amgen (-48%). AMBAC's business segment that insures collateralized debt obligations (CDO's) suffered from the fallout of the subprime housing market. Safety concerns surrounding higher dosage of Amgen's anemia drug caused the selloff in that security. Both AMBAC and Amgen were eliminated from the portfolio, minimizing the impact of the loss.

Portfolio Holdings

As a Percentage of Total Investments

4

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	Diversified Stock Fund Class A		Diversified Stock Fund Class C		Diversified Stock Fund Class R	Diversified Stock Fund Class I
INCEPTION DATE	10/20/89		3/1/02		3/26/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	19.74%	12.86%	18.81%	17.81%	19.42%	n/a
Three Year	15.17%	12.91%	14.25%	14.25%	14.84%	n/a
Five Year	16.79%	15.41%	15.94%	15.94%	16.41%	n/a
Ten Year	10.33%	9.68%	n/a	n/a	n/a	n/a
Since Inception	12.87%	12.50%	8.61%	8.61%	7.78%	7.16%

Expense Ratios
	Class A	Class C	Class R	Class I
Gross	1.07%	1.93%	1.36%	0.80%
With Waivers	1.07%	1.93%	1.36%	0.79%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 31, 2007 (Class I Shares prospectus dated August 31, 2007). Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund vs. S&P 500 Index1

For the period 10/31/97 to 10/31/07

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Victory Portfolios  Schedule of Portfolio Investments
Diversified Stock Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (5.8%)
Deutsche Bank Financial LLC, 4.84% (a), 11/1/07	$38,000	$37,995
Dexia Delaware LLC, 4.79% (a), 11/1/07	220,011	219,982
Total Commercial Paper (Amortized Cost $258,011)		257,977
Common Stocks (93.6%)
Aerospace/Defense (2.8%)
United Technologies Corp.	1,610,400	123,341
Automotive (1.7%)
Ford Motor Co. (b)	8,710,700	77,264
Banks (2.3%)
Bank of America Corp.	2,172,700	104,898
Beverages (7.7%)
Coca-Cola Co.	2,247,650	138,815
Diageo PLC, ADR	763,200	70,023
PepsiCo, Inc.	1,853,239	136,621
		345,459
Biotechnology (3.0%)
Genentech, Inc. (b)	1,005,000	74,501
Gilead Sciences, Inc. (b)(c)	1,264,300	58,398
		132,899
Brokerage Services (2.2%)
Charles Schwab Corp.	4,214,522	97,946
Building Materials (0.5%)
USG Corp. (b)(c)	567,431	22,555
Chemicals (2.1%)
PPG Industries, Inc.	1,260,700	94,225
Coal (0.8%)
Peabody Energy Corp.	629,079	35,071
Computers & Peripherals (5.2%)
Dell, Inc. (b)	2,916,700	89,251
Network Appliance, Inc. (b)	2,646,700	83,345
Seagate Technology (c)	2,094,222	58,303
		230,899
Cosmetics & Toiletries (2.7%)
Procter & Gamble Co.	1,769,500	123,016
Electronics (1.9%)
General Electric Co.	2,075,400	85,423
Engineering (0.7%)
ABB Ltd., ADR (c)	1,068,400	32,287
Environmental Control (0.6%)
Waste Management, Inc.	763,400	27,780

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Financial Services (2.3%)
Fannie Mae	1,835,800	$104,714
Health Care (1.5%)
Medtronic, Inc.	1,409,600	66,871
Heavy Machinery (1.2%)
Caterpillar, Inc.	739,800	55,197
Home Builders (0.7%)
Toll Brothers, Inc. (b)(c)	1,430,300	32,768
Insurance (2.2%)
American International Group, Inc.	1,539,309	97,161
Internet Business Services (3.1%)
Google, Inc., Class A (b)(c)	194,000	137,158
Internet Service Provider (0.6%)
Yahoo, Inc. (b)(c)	803,466	24,988
Investment Companies (1.1%)
The Blackstone Group LP (b)(c)	1,909,250	48,552
Manufacturing-Miscellaneous (2.7%)
3M Co.	720,000	62,179
Textron, Inc.	829,776	57,429
		119,608
Media (1.1%)
Viacom, Inc., Class B (b)	1,239,561	51,181
Medical Supplies (0.6%)
Zimmer Holdings, Inc. (b)	368,000	25,572
Mining (3.2%)
Newmont Mining Corp. (c)	2,777,200	141,248
Oil & Gas Exploration-Production & Services (4.7%)
Chesapeake Energy Corp. (c)	2,112,800	83,413
Transocean, Inc. (b)	1,079,559	128,867
		212,280
Oilfield Services & Equipment (8.6%)
BJ Services Co. (c)	1,373,479	34,598
Halliburton Co.	3,680,800	145,097
Schlumberger Ltd. (c)	2,105,540	203,332
		383,027
Pharmaceuticals (8.6%)
Johnson & Johnson	1,569,400	102,278
Merck & Co., Inc.	1,950,400	113,630
Pfizer, Inc.	2,840,058	69,894
Schering-Plough Corp.	1,832,000	55,913
Wyeth	858,421	41,745
		383,460
Retail-Department Stores (1.4%)
Kohl's Corp. (b)	1,119,138	61,519

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Retail-Drug Stores (1.4%)
CVS Caremark Corp.	1,527,875	$63,819
Retail-Specialty Stores (0.3%)
Tiffany & Co. (c)	255,442	13,840
Semiconductors (8.7%)
Intel Corp.	3,852,800	103,640
Maxim Integrated Products, Inc.	2,328,863	63,112
STMicroelectronics N.V., NY Shares (c)	4,695,200	80,335
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	10,104,272	107,610
Texas Instruments, Inc. (c)	1,007,686	32,851
		387,548
Transportation Services (3.1%)
United Parcel Service, Inc., Class B (c)	1,821,700	136,810
Utilities-Electric (2.3%)
Exelon Corp. (c)	1,216,500	100,702
Total Common Stocks (Cost $3,585,589)		4,181,086
Short-Term Securities Held as Collateral for Securities Lending (10.6%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$474,345	474,345
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $474,345)		474,345
Total Investments (Cost $4,317,945) — 110.0%		4,913,408
Liabilities in excess of other assets — (10.0)%		(448,492)
NET ASSETS — 100.0%		$4,464,916

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR — American Depositary Receipt

LLC — Limited Liability Co.

LP — Limited Partnership

PLC — Public Liability Co.

See notes to financial statements.

8

  Statement of Assets and Liabilities
The Victory Portfolios  October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $4,317,945) (a)	$4,913,408
Cash	50
Interest and dividends receivable	2,377
Receivable for capital shares issued	3,448
Receivable for investments sold	71,118
Prepaid expenses	93
Total Assets	4,990,494
LIABILITIES:
Payable for investments purchased	42,247
Payable for capital shares redeemed	4,523
Payable for return of collateral received	474,345
Accrued expenses and other payables:
Investment advisory fees	2,166
Administration fees	343
Custodian fees	64
Accounting fees	1
Transfer agent fees	423
Chief Compliance Officer fees	3
Trustee fees	25
Shareholder servicing fees — Class A Shares	806
12b-1 fees — Class C Shares	174
12b-1 fees — Class R Shares	96
Other accrued expenses	362
Total Liabilities	525,578
NET ASSETS:
Capital	3,448,319
Distributions in excess of net investment income	(12)
Accumulated undistributed net realized gains from investment transactions	421,146
Net unrealized appreciation on investments	595,463
Net Assets	$4,464,916
Net Assets
Class A Shares	$3,909,527
Class C Shares	207,513
Class R Shares	227,392
Class I Shares	120,484
Total	$4,464,916
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	189,004
Class C Shares	10,231
Class R Shares	11,086
Class I Shares	5,827
Total	216,148
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$20.68
Class C Shares (b)	$20.28
Class R Shares	$20.51
Class I Shares	$20.68
Maximum Sales Charge — Class A Shares	5.75%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$21.94

(a)  Includes securities on loan of $458,924.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

9

  Statement of Operations
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$4,286
Dividend income	66,595
Income from securities lending, net	507
Total Income	71,388
Expenses:
Investment advisory fees	23,812
Administration fees	3,811
Shareholder servicing fees — Class A Shares	9,014
12b-1 fees — Class C Shares	1,945
12b-1 fees — Class R Shares	1,100
Custodian fees	698
Transfer agent fees	728
Transfer agent fees — Class A Shares	1,126
Transfer agent fees — Class C Shares	126
Transfer agent fees — Class R Shares	47
Transfer agent fees — Class I Shares (a)	1
Trustees' fees	293
Chief Compliance Officer fees	78
Legal and audit fees	638
Other expenses	528
Total Expenses	43,945
Net Investment Income	27,443
Realized/Unrealized Gains from Investment Transactions
Net realized gains from investment transactions	493,783
Net realized gains from redemptions in-kind	12,944
Net change in unrealized appreciation/depreciation on investments	194,641
Net realized/unrealized gains from investments	701,368
Net increase from payments by Adviser	2,922
Change in net assets resulting from operations	$731,733

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$27,443	$11,549
Net realized gains from investment transactions	493,783	258,831
Net realized gains from redemptions in-kind	12,944	13,785
Net change in unrealized appreciation/depreciation on investments	194,641	233,047
Net increase from payments by Adviser	2,922	519
Change in net assets resulting from operations	731,733	517,731
Distributions to shareholders:
From net investment income:
Class A Shares	(28,355)	(13,634)
Class C Shares	(429)	—
Class R Shares	(1,165)	(310)
Class I Shares (a)	(429)	—
From net realized gains:
Class A Shares	(209,837)	(119,791)
Class C Shares	(11,788)	(6,510)
Class R Shares	(13,604)	(9,612)
Change in net assets resulting from distributions to shareholders	(265,607)	(149,857)
Change in net assets from capital transactions	204,207	423,693
Change in net assets	670,333	791,567
Net Assets:
Beginning of period	3,794,583	3,003,016
End of period	$4,464,916	$3,794,583
Distributions in excess of net investment income	$(12)	$—

(a) Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

11

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,006,793	$1,185,247
Dividends reinvested	191,580	103,778
Cost of shares redeemed	(1,087,066)	(874,911)
Total Class A Shares	$111,307	$414,114
Class C Shares
Proceeds from shares issued	$34,704	$66,434
Dividends reinvested	6,261	2,638
Cost of shares redeemed	(43,071)	(41,461)
Total Class C Shares	$(2,106)	$27,611
Class R Shares
Proceeds from shares issued	$22,713	$27,085
Dividends reinvested	13,417	9,116
Cost of shares redeemed	(54,000)	(54,233)
Total Class R Shares	$(17,870)	$(18,032)
Class I Shares (a)
Proceeds from shares issued	$114,906	—
Dividends reinvested	429	—
Cost of shares redeemed	(2,459)	—
Total Class I Shares	$112,876	—
Change in net assets from capital transactions	$204,207	$423,693
Share Transactions:
Class A Shares
Issued	52,903	68,337
Reinvested	10,620	6,263
Redeemed	(57,330)	(50,316)
Total Class A Shares	6,193	24,284
Class C Shares
Issued	1,879	3,894
Reinvested	355	162
Redeemed	(2,329)	(2,413)
Total Class C Shares	(95)	1,643
Class R Shares
Issued	1,208	1,565
Reinvested	752	556
Redeemed	(2,889)	(3,152)
Total Class R Shares	(929)	(1,031)
Class I Shares (a)
Issued	5,928	—
Reinvested	21	—
Redeemed	(122)	—
Total Class I Shares	5,827	—
Change in shares	10,996	24,896

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$18.52		$16.68	$15.36	$13.74	$10.94
Investment Activities:
Net investment income	0.14		0.07	0.13	0.09 (a)	0.08
Net realized and unrealized gains on investments	3.32		2.59	1.32	1.62	2.80
Total from Investment Activities	3.46		2.66	1.45	1.71	2.88
Distributions
Net investment income	(0.15)		(0.08)	(0.13)	(0.09)	(0.08)
Net realized gains from investments	(1.15)		(0.74)	—	—	—
Total Distributions	(1.30)		(0.82)	(0.13)	(0.09)	(0.08)
Net Asset Value, End of Period	$20.68		$18.52	$16.68	$15.36	$13.74
Total return (excludes sales charge)	19.74	%(b)	16.52%	9.47%	12.46%	26.48%
Ratios/Supplemental Data:
Net assets at end of period (000)	$3,909,527		$3,385,643	$2,643,900	$1,834,238	$1,149,997
Ratio of expenses to average net assets	1.04%		1.07%	1.13%	1.10%	1.16%
Ratio of net investment income to average net assets	0.73%		0.39%	0.74%	0.59%	0.45%
Ratio of expenses to average net assets (c)	1.04%		1.07%	1.16%	1.11%	1.16%
Ratio of net investment income to average net assets (c)	0.73%		0.39%	0.71%	0.58%	0.45%
Portfolio turnover (d)	102%		103%	93%	86%	95%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$18.22		$16.49	$15.24	$13.66		$10.90
Investment Activities:
Net investment income (loss)	(0.01)		(0.08)	0.01	(0.01	)(a)	0.03
Net realized and unrealized gains on investments	3.26		2.55	1.31	1.62		2.77
Total from Investment Activities	3.25		2.47	1.32	1.61		2.80
Distributions
Net investment income	(0.04)		—	(0.07)	(0.03)		(0.04)
Net realized gains from investments	(1.15)		(0.74)	—	—		—
Total Distributions	(1.19)		(0.74)	(0.07)	(0.03)		(0.04)
Net Asset Value, End of Period	$20.28		$18.22	$16.49	$15.24		$13.66
Total return (excludes contingent deferred sales charge)	18.81	%(b)	15.51%	8.66%	11.77%		25.71%
Ratios/Supplemental Data:
Net assets at end of period (000)	$207,513		$188,157	$143,141	$74,036		$11,068
Ratio of expenses to average net assets	1.83%		1.92%	1.90%	1.75%		1.75%
Ratio of net investment income (loss) to average net assets	(0.07)%		(0.47)%	(0.10)%	(0.09)%		0.08%
Ratio of expenses to average net assets (c)	1.83%		1.93%	2.01%	1.93%		2.13%
Ratio of net investment loss to average net assets (c)	(0.07)%		(0.48)%	(0.21)%	(0.27)%		(0.30)%
Portfolio turnover (d)	102%		103%	93%	86%		95%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$18.38		$16.55	$15.24	$13.64	$10.86
Investment Activities:
Net investment income	0.09		0.01	0.08	0.03	0.04
Net realized and unrealized gains on investments	3.29		2.58	1.31	1.60	2.78
Total from Investment Activities	3.38		2.59	1.39	1.63	2.82
Distributions
Net investment income	(0.10)		(0.02)	(0.08)	(0.03)	(0.04)
Net realized gains from investments	(1.15)		(0.74)	—	—	—
Total Distributions	(1.25)		(0.76)	(0.08)	(0.03)	(0.04)
Net Asset Value, End of Period	$20.51		$18.38	$16.55	$15.24	$13.64
Total return	19.42	%(a)	16.25%	9.10%	11.95%	26.04%
Ratios/Supplemental Data:
Net assets at end of period (000)	$227,392		$220,783	$215,975	$229,361	$203,830
Ratio of expenses to average net assets	1.30%		1.36%	1.48%	1.52%	1.57%
Ratio of net investment income to average net assets	0.46%		0.11%	0.49%	0.19%	0.31%
Ratio of expenses to average net assets (b)	1.30%		1.36%	1.51%	1.52%	1.67%
Ratio of net investment income to average net assets (b)	0.46%		0.11%	0.46%	0.19%	0.21%
Portfolio turnover (c)	102%		103%	93%	86%	95%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Diversified Stock Fund
Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$19.37
Investment Activities:
Net investment income	0.03
Net realized and unrealized gains on investments	1.35
Total from investment activities	1.38
Distributions:
Net investment income	(0.07)
Total Distributions	(0.07)
Net Asset Value, End of Period	$20.68
Total return (b)	7.16%
Ratios/Supplemental Data:
Net assets at end of period (000)	$120,484
Ratio of net expenses to average net assets (c)	0.75%
Ratio of net investment income to average net assets (c)	1.07%
Portfolio turnover rate (d)	102%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

  Notes to Financial Statements
The Victory Portfolios  October 31, 2007

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is "more-likely-than-not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share calculation on April 30, 2008. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact on the financial statements once adopted.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures

17

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the input used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option,

Continued

18

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. As of October 31, 2007, the Fund did not hold any futures contracts.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2007, the Funds had no outstanding "when-issued" purchase commitments.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended October 31, 2007 KeyBank received $566 (amount in thousands) in total from the Trust for its services as lending agent. Under guidelines established by the Board, the Fund must receive loan collateral from the borrower (maintained with KeyBank) in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities,

Continued

19

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time.

The Fund loaned securities and received cash collateral with the following market value as of October 31, 2007 (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Diversified Stock Fund	$458,924	$474,345	$851,177	$172

The cash collateral received by the Funds on October 31, 2007 was pooled with other collateral received by the Funds and invested in the following (amounts in thousands):

Market Value of Collateral
Money Market Funds
Reserve Yield Plus Fund 15, 5.14%, 11/1/07	$18,995
Repurchase Agreements
Greenwich, 5.08%, 11/1/07	215,000
(Date of Agreement, 10/31/07, Proceeds at maturity $215,030 collateralized by $221,450 various Corporate securities, 0.00%-7.05%, 7/03/08-11/25/42, market value $220,458)
Bank of America, 5.01%, 11/1/07	200,000
(Date of Agreement, 10/31/07, Proceeds at maturity $200,028 collateralized by $206,000 various Corporate securities, 2.8225%-8.75%, 1/25/08-5/15/67, market value $202,924)
Deutsche Bank, 5.04%, 11/1/07	200,000
(Date of Agreement, 10/31/07, Proceeds at maturity $200,028 collateralized by $206,000 various Corporate securities, 0.00%-9.00%, 12/15/09-12/10/49, market value $205,625)
HSBC Corp., 5.00%, 11/1/07	200,000
(Date of Agreement, 10/31/07, Proceeds at maturity $200,028 collateralized by $205,939 various Corporate securities, 0.00%-8.00%, 12/10/07-3/15/67, market value $203,917)
Lehman Brothers, 5.01%, 11/1/07	200,000
(Date of Agreement, 10/31/07, Proceeds at maturity $200,028 collateralized by $206,000 various Corporate securities, 0.00%-5.00%, 10/15/09-1/24/45, market value $205,148)
Merrill Lynch Corp., 5.00%, 11/1/07	60,000
(Date of Agreement, 10/31/07, Proceeds at maturity $60,008 collateralized by $61,805 various Corporate securities, 0.00%-9.025%, 11/16/07-9/30/66, market value $61,093)
Wachovia, 5.01%, 11/1/07	27,257
(Date of Agreement, 10/31/07, Proceeds at maturity $27,261 collateralized by $28,075 various Corporate securities, 0.00%-6.162%, 12/21/09-7/27/40, market value $28,028)
Total Market Value	$1,121,252

Continued

20

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statements of assets and liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

In-Kind Redemptions:

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognized a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognized a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended October 31, 2007, the Fund realized $12,944 of net gain on $66,694 of in-kind redemptions (amounts in thousands).

Other:

Expenses that are directly related to the Fund are charged directly to it. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2007, were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$4,031,407	$4,301,995	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the investment advisory fees of the Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million, 0.60% of the Fund's average daily nets assets between $800 million and $2.4 billion and 0.55% of the Fund's average daily nets assets greater than $2.4 billion. The Adviser may use its

Continued

21

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

resources to assist with the Fund's distribution and marketing expenses. KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and The Victory Variable Insurance Funds (the "Trusts") average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services. Effective January 1, 2008, the Trusts will pay custodian fees computed at the annual rate of 0.015% of the first $10 billion of the Trusts' average daily net assets, 0.0113% of the next $2.5 billion of the Trusts' average daily net assets and 0.0025% of the Trusts' average daily net assets greater than $12.5 billion.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective August 1, 2007, the BISYS Group, Inc., and its subsidiaries, was acquired by Citibank N.A. The Advisor has an agreement with Citi Fund Services Ohio, Inc. ("Citi") (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-administrator and sub-fund accountant.

Citi acts as sub-administrator and sub-fund accountant to the Fund and receives a fee under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts in excess of $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, an affiliate of the Adviser, acquired the Distributor.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. For the year ended October 31, 2007, affiliates of the Adviser earned $498 (amount in thousands).

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A shares of the Fund a fee of 0.25% of the average daily net assets of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the year ended October 31, 2007, affiliates of the Adviser earned $1,322 (amount in thousands).

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares of the Fund. For the year ended October 31, 2007, the Distributor

Continued

22

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

received approximately $306 from commissions earned on sales of Class A Shares and $14 from redemptions of Class C Shares of the Fund, a portion of which the Distributor reallowed to dealers of the Fund's shares, including approximately $96 to affiliates of the Fund (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Class A Shares of the Fund. The Trustees have adopted this plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to this plan. To the extent that any payments made by the Fund's Administrator, Sub-Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this plan. No fees are currently being paid under this plan.

The Adviser has entered into expense limitation agreements with the Fund. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. For the year ended October 31, 2007, the expense limits were as follows:

Diversified Stock Fund
Class A Shares	(a)
Class C Shares	2.00	%*
Class I Shares	(a)
Class R Shares	(a)

(a) There were no contractual expense limitation agreements in place as of October 31, 2007.

* In effect until at least February 28, 2014.

The Adviser, Citi, or other service providers may waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Waivers and reimbursements of any kind are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services Ohio, Inc. ("BISYS") (BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred. Under the terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from BISYS will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006, relating to the same matters. None of these payments has had, or is expected to have, a material effect on the net asset value of any Fund. These amounts are disclosed as a payment by the Adviser in the Statement of Operations and the Statements of Changes in Net Assets.

During the fiscal year ended October 31, 2006, the Adviser entered into an agreement with the Victory Funds to reimburse certain prior year expenses related to an independent review of certain expenditures that among other things supported distribution of Fund shares. These amounts are disclosed as a payment by the Adviser in the Statements of Changes in Net Assets. The Fund's total returns would have been reduced by 0.01% had the reimbursement not been made.

5.  Line of Credit:

The Trusts participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual

Continued

23

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

commitment fee of eight basis points on $200 million for providing the Line of Credit. For the year ended October 31, 2007, the Trusts paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each series of the Trusts, including the Fund, pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average daily loan outstanding during the fiscal year ended was $250 (amount in thousands). The average interest rate for the year was 5.82%. As of October 31, 2007 the Fund had no loans outstanding with KeyCorp.

6.  Federal Income Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$161,684	$103,923	$265,607

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$23,455	$126,402	$149,857

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Diversified Stock Fund	$219,514	$213,682	$(5,948)	$589,349	$1,016,597

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31,2007, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future gains, if any, as the successor of a merger with the Growth Fund. This amount is $5,948 (amount in thousands) expiring in 2010.

During the year ended October 31, 2007, the Fund utilized $1,983 in capital loss carryforwards (amount in thousands).

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Stock Fund	$4,324,059	$640,532	$(51,183)	$589,349

Continued

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Victory Portfolios:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Stock Fund (one portfolio of The Victory Portfolios, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 21, 2007

25

  Supplemental Information
The Victory Portfolios  October 31, 2007

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eight Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 56	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 60	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 56	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 50	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

26

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Lyn Hutton, 57	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998- December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 73	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 67	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 63	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

Continued

27

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 35	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo II, 33	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global (August 2004-July 2005). Chief Financial Officer, Advisor Services, Gartmore Global (August 2003-August 2004). Corporate Controller Gartmore Global (June 2000-August 2003).

Mr. Christopher K. Dyer, 45	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 53	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 39	Treasurer	May 2006	Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	VP Fund Compliance, Citi (since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 64	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) (since 2002); Director of Deutsche Asset Management (1987-2002).

Continued

28

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-242-9596. The information is also included in the Trust's Statement of Additional Information, which is available on the Trust's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Trust voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Trust's website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Diversified Stock Fund
Class A Shares	$1,000.00	$1,105.50	$5.47	1.03%
Class C Shares	1,000.00	1,101.00	9.64	1.82%
Class R Shares	1,000.00	1,103.80	6.89	1.30%
Class I Shares (a)	1,000.00	1,071.60	1.32	0.75%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized.

(a)  Information shown reflects values for the period from August 31, 2007 (commencement of operations) to October 31, 2007 and has been calculated using expense ratios and rates of return for the same period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Continued

29

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Diversified Stock Fund
Class A Shares	$1,000.00	$1,020.01	$5.24	1.03%
Class C Shares	1,000.00	1,016.03	9.25	1.82%
Class R Shares	1,000.00	1,018.65	6.61	1.30%
Class I Shares	1,000.00	1,021.42	3.82	0.75%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized.

30

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Additional Federal Income Tax Information

The Fund designates the following amount as a long-term capital gain distribution. The amount designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares (amount in thousands):

Amount
Diversified Stock Fund	$134,928

For the year ended October 31, 2007, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	19%

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	20%

Continued

31

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32

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33

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34

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35

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36

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

DSAR (12/06)

October 31, 2007

Annual Report

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Focused Growth Fund

Balanced Fund

Investment Grade Convertible Fund

Core Bond Fund

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	5

Fund Review and Commentary	6

Financial Statements

The Victory Equity Funds

Value Fund

Schedules of Portfolio Investments	30

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	57-60

Stock Index Fund

Schedules of Portfolio Investments	33

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	61-62

Established Value Fund

Schedules of Portfolio Investments	49

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	63-64

Special Value Fund

Schedules of Portfolio Investments	65

Statement of Assets and Liabilities	76

Statement of Operations	77

Statements of Changes in Net Assets	78-79

Financial Highlights	80-83

Small Company Opportunity Fund

Schedules of Portfolio Investments	69

Statement of Assets and Liabilities	76

Statement of Operations	77

Statements of Changes in Net Assets	78-79

Financial Highlights	84-86

Focused Growth Fund

Schedules of Portfolio Investments	74

Statement of Assets and Liabilities	76

Statement of Operations	77

Statements of Changes in Net Assets	78-79

Financial Highlights	87-89

Table of Contents (continued)

The Victory Hybrid Funds

Balanced Fund

Schedules of Portfolio Investments	90

Statement of Assets and Liabilities	106

Statement of Operations	107

Statements of Changes in Net Assets	108-109

Financial Highlights	110-113

Convertible Fund

Schedules of Portfolio Investments	102

Statement of Assets and Liabilities	106

Statement of Operations	107

Statements of Changes in Net Assets	108-109

Financial Highlights	114-115

The Victory Taxable Fixed Income Funds

Core Bond Fund

Schedules of Portfolio Investments	116

Statement of Assets and Liabilities	128

Statement of Operations	129

Statements of Changes in Net Assets	130-131

Financial Highlights	132-133

Fund for Income

Schedules of Portfolio Investments	126

Statement of Assets and Liabilities	128

Statement of Operations	129

Statements of Changes in Net Assets	130-131

Financial Highlights	134-136

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Schedules of Portfolio Investments	137

Statement of Assets and Liabilities	145

Statement of Operations	146

Statements of Changes in Net Assets	147

Financial Highlights	148

Ohio Municipal Bond Fund

Schedules of Portfolio Investments	141

Statement of Assets and Liabilities	145

Statement of Operations	146

Statements of Changes in Net Assets	147

Financial Highlights	149

Notes to Financial Statements	150

Report of Independent Registered Public Accounting Firm	163

Supplemental Information

Trustee and Officer Information	164

Proxy Voting and Form N-Q Information	167

Expense Examples	167

Additional Federal Income Tax Information	171

The Funds are distributed by Victory Capital Advisers, Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at VictoryConnect.com or call 1-800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

The broad equity market's performance in 2007 reflected an investment environment characterized by increasing uncertainty, rising market volatility, and mounting investor anxiety. Following a second quarter when the market advanced sharply, volatility surged in the third quarter and in October, driven by fears that mortgage-related losses and tighter credit would lead to slower economic growth. In the fixed income market, year-to-date returns have been modest. Credit spreads widened and Treasury prices rose during 2007 as investors sought safety.

The Federal Reserve attempted to ease investor concerns by cutting the discount rate by 50 basis points in August and September and the Federal Funds rate by 50 basis points following its September Federal Open Market Committee meeting. The markets, however, remain unsettled at the time of this writing.

While the deterioration in financial market conditions and the tightening of credit quality could have an adverse effect on the economy, our outlook is optimistic. The economy should continue to expand, albeit at a slower rate. While corporate earnings growth is moderating, it is expected to remain near its long-term average. Inflation is modest, liquidity remains high, and the equity market typically responds well to monetary easing.

At Victory, we continue to develop solutions responsive to the needs of our markets. On September 4th, Victory Capital Management announced the launch of a new share class designed to meet the needs of retirement plan sponsors, institutions, and high net worth clients for lower expenses and competitive performance in registered investment vehicles. Available for several of our most popular Victory Funds, the I Class shares are offered to investors who make an initial minimum investment of $2.5 million and investors in selected fee-based programs. In addition, the I Class shares are available for purchase by retirement plans and by certain non-qualified deferred compensation plans with aggregate plan assets greater than $25 million.

We continue to aggressively implement our strategic plan for investment management, which is based on three key elements, which we shared with you in our last letter:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President, Victory Portfolios

The Victory Equity Funds

Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broader market may not recognize their intrinsic values.

Commentary

The Fund (Class A shares at net asset value) for the fiscal year ended October 31, 2007 returned 14.77%, nicely ahead of the 10.84% return recorded for the benchmark, the Russell 1000 Value Index1.

Industry group and sector allocations were important components of the Funds outperformance. Overweights in the Metals/Mining, Machinery/Manufacturing, and Oil industry groups positively impacted the portfolio's absolute and relative performance. These gains were partially offset by overweighted positions in the poorly performing Home Products and Insurance industry groups and underweights in the Electrics/Natural Gas and Food/Misc. Staples industry groups, both of which performed well during the year.

Superior stock selection was also an element of the Fund's superior performance. Top contributors included BHP Billiton Ltd., National Oilwell Varco Inc., and KBR Inc. The detractors from portfolio performance include Freddie Mac, Motorola Inc., and Pulte Homes Inc.

The Fund has maintained an investment position in a diversified core group of companies involved in oil and gas production, oil services, and the mining and production of industrial commodities. We view these holdings as long-term investments as we expect the supply/demand conditions for their respective industries to remain relatively tight by historical standards. This should allow these companies to generate greater than expected cash flows for longer than most market observers currently believe.

The Fund has maintained an underweight position in the Financial sector. We continue to be concerned about the ongoing credit situation and the potential for additional asset write-downs. While the Fund significantly underweighted Consumer Staples for most of the year, we began to increase positions in this sector late in the year, as we reduced assets in the Financial sector.

Throughout the course of the year we have increased the quality and average market capitalization of the Fund's holdings. We believe that the markets tolerance for risk is likely to continue to decrease which should benefit the shares of higher quality and larger-cap companies.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	VALUE Class A		VALUE Class C		VALUE Class R	VALUE Class I
INCEPTION DATE	12/3/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	14.77%	8.18%	13.86%	12.88%	14.21%	N/A
Three Year	14.18%	11.96%	13.29%	13.29%	13.74%	N/A
Five Year	15.08%	13.72%	N/A	N/A	14.69%	N/A
Ten Year	8.24%	7.61%	N/A	N/A	N/A	N/A
Since Inception	11.28%	10.81%	16.82%	16.82%	5.21%	5.31%

Expense Ratios

	Class A	Class C	Class R	Class I
Gross	1.22%	2.77%	1.77%	0.95%
With Waivers	1.22%	2.00%	1.60%	0.93%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007 (Class I Shares prospectus dated August 31, 2007). Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Value Fund — Growth of $10,000

1The Russell 1000 Value Index is an unmanaged index comprised of companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Stock Index Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The performance of the Fund is expected to be lower than that of the S&P 500 Index1 because of Fund fees and expenses.

Commentary

As an index fund, our objective is to match the performance of the benchmark index (the S&P 500). Our full replication strategy, improved cost control and cash flow management has minimized tracking errors (before expenses). For the year ended October 31, 2007, the Victory Stock Index Fund (Class A Shares at net asset value) performed in line with the Fund's objective and posted a return of 14.46% versus the S&P 500 Index return of 14.56%. Three-year and five-year return data is also consistent with the Fund's objective (three-year: 12.81% vs. 13.81% for the S&P 500, five-year: 13.39% vs. 13.88% for the S&P 500).

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Stock Index Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	STOCK INDEX Class A		STOCK INDEX Class R
INCEPTION DATE	12/3/93		7/2/99
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	14.46%	7.87%	14.28%
Three Year	12.81%	10.62%	12.60%
Five Year	13.39%	12.06%	13.16%
Ten Year	6.47%	5.84%	N/A
Since Inception	10.38%	9.91%	2.17%

Expense Ratios

	Class A	Class R
Gross	0.85%	1.10%
With Waivers	0.70%	0.90%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007. Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Stock Index Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Mid capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and historically, their stocks have experienced a greater degree of volatility.

Commentary

Despite a somewhat bumpier road, fiscal year 2007 was another rewarding year for equity investors and Fund shareholders alike as the Fund posted both strong absolute and relative returns. The Fund's (Class A Shares at net asset value) 17.34% return outpaced the 15.24% gain for the benchmark Russell MidCap Index1.

The Fund was well positioned from a sector allocation perspective during the period as performance benefited from overweights in Basic Materials, Capital Goods and Energy which proved to be the strongest sectors within the index. Underweights in Consumer Cyclicals and Financials also benefited returns for the year. The real story though was stock selection as the Fund's picks outperformed the index in 6 of the 7 economic sectors for the year. Significant outperformance was enjoyed from selections in the Basic Materials and Consumer Staples where the Fund enjoyed outsized gains relative to the benchmark.

Individual performances of note came from both strong and not so strong sectors and demonstrated the importance of stock selection over macroeconomic analysis. Examples include container maker Owens Illinois (+168%), fertilizer manufacturer Agrium (+128%) and commodity metals producer Freeport-McMoran Copper & Gold (+103%) from the Basic Materials sector. Industrial machinery holdings Deere & Company (+85%) and Parker Hannifin (+46%) also positively impacted the Fund's performance. There were also standout performers from the consumer areas which proved to be more challenged over the course of the year. Borg Warner (+85%) and Johnson Controls (+63%) from the automotive supply group performed well. The Fund also enjoyed the benefit of several takeouts from the portfolio over the course of the year including Dade Behring (+112%) and Manor Care (+40%) from the Health Care sector and Tektronix (+26%) from the Technology sector. The most significant detractors from performance were concentrated in the Financial and Consumer Cyclical groups including AMBAC Financial (-55%), First Horizon National (-30%), Old Republic International (-30%), Fidelity National Financial (-26%) and Jones Apparel Group (-36%).

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	ESTABLISHED VALUE Class A		ESTABLISHED VALUE Class R
INCEPTION DATE	5/5/00		8/16/83
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	17.34%	10.59%	17.17%
Three Year	16.92%	14.64%	16.76%
Five Year	18.10%	16.70%	17.92%
Ten Year	N/A	N/A	10.19%
Since Inception	11.09%	10.22%	12.92%

Expense Ratios

	Class A	Class R
Gross	1.23%	1.32%
With Waivers	1.23%	1.32%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007. Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Established Value Fund — Growth of $10,000

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Small and mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure, especially in the Energy and Financials sectors.

Commentary

The Fund (Class A Shares at net asset value) returned 24.11% for the year ended October 31, 2007. The Fund's benchmark, the Russell MidCap Index1, returned 15.24%. The Fund outperformed the benchmark by 8.87%.

During the year, the Fund held overweight positions in the Capital Goods, Basic Industries and Financial sectors, while underweight in the Technology, Consumer Staples and Consumer Cyclical sectors. Our position in Energy/Utilities was Neutral. The Fund's philosophy of identifying investment themes resulted in capital allocations to companies engaged in the alternative energy, infrastructure and financial industries.

The Fund's significant outperformance was generated by favorable stock selection in the Financial, Basic Industry and Technology sectors. Our total return also benefited from certain favorable sector allocations, specifically overweighting the Capital Goods and underweighting Consumer Cyclicals. Significant contributors to total return were: Celanese, Cleveland-Cliffs, Cypress Semiconductor and General Cable. The Fund also benefited from merger and acquisition activity as five of our holdings, Hilton Hotels, IPSCO, Station Casinos, Compass Bancshares and Phelps Dodge, received takeover offers at significant premiums.

Detracting from performance were holdings in the Discretionary Consumer Cyclicals sector, especially Coldwater Creek, Circuit City and Pulte Homes. A combination of a housing crisis, rising interest rates and high gas prices placed pressure on consumers, who responded by curtailing discretionary spending. The Fund was also negatively impacted by the Sub-prime financial crisis as our holding in AMBAC, a quality bond issuer, succumbed as sentiment overshadowed fundamentals.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	VALUE Class A		VALUE Class C		VALUE Class R	VALUE Class I
INCEPTION DATE	12/3/93		3/1/03		12/21/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	24.11%	16.96%	22.90%	21.90%	23.66%	N/A
Three Year	21.83%	19.46%	20.78%	20.78%	21.46%	N/A
Five Year	20.82%	19.39%	N/A	N/A	20.44%	N/A
Ten Year	10.98%	10.33%	N/A	N/A	N/A	N/A
Since Inception	12.94%	12.46%	21.97%	21.97%	15.30%	6.81%

Expense Ratios

	Class A	Class C	Class R	Class I
Gross	1.25%	2.23%	1.58%	0.91%
With Waivers	1.25%	2.20%	1.58%	0.91%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007 (Class I Shares prospectus dated August 31, 2007). Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Small- and mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure, especially in the Energy and Financials sectors.

Commentary

While fiscal 2007 will not likely be described as an uneventful year for stocks, it has nonetheless proved to be another rewarding year for equity investors and for shareholders of the Fund. As leadership transitioned from small cap to large cap as well as from value to growth, stock selection became ever more critical. The Fund's (Class A Shares at net asset value) return of 7.33% handily outpaced the 2.05% total return for the benchmark Russell 2000 Value Index1 over the twelve months ended October 31, 2007. The Russell 2000 Index1 returned 9.27% over the same period.

The Fund's performance was positively impacted by a combination of favorable sector allocation and strong stock selection. More specifically, an overweighted posture in Basic Materials, Capital Goods, Energy and Technology contributed to the portfolio's outperformance. The Fund's underweighting of both Consumer Cyclicals and Financials also favorably impacted returns. A slight underweight in Consumer Staples modestly detracted from performance as it proved to be a strong performer in the index. Stock selection was generally very favorable for the fiscal year as the Fund's holdings either performed in line or better than the index in 5 of the 7 economic sectors.

Top contributors for the Fund over the period came from the Technology, Capital Goods and Basic Materials sectors. Leaders from Technology included General Cable (+91%), Foundry Networks (+67%) and OmniVision Technologies (+36%). Industrial holdings Michael Baker (+144%), Woodward Governor (+89%) and Valmont Industries (+73%) also posted strong returns. AptarGroup (+65%) and Meridian Gold (+62%) were standout performers within the Basic Materials sector. Poor sentiment and a challenging earnings environment weighed on consumer related stocks in general as well as several Fund holdings. These included retailers Children's Place (-46%) and Group 1 Automotive (-23%), RV manufacturer Winnebago Industries (-21%) and building supplier Universal Forest Products (-29%), which detracted from the overall returns of the Fund.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	SM CO OPP		SM CO OPP	SM CO OPP
	Class A		Class R	Class I
INCEPTION DATE	3/26/99		8/16/83	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value
One Year	7.33%	1.17%	7.03%	N/A
Three Year	13.50%	11.28%	13.17%	N/A
Five Year	17.28%	15.90%	16.97%	N/A
Ten Year	N/A	N/A	8.19%	N/A
Since Inception	12.07%	11.31%	10.44%	0.45%

Expense Ratios

	Class A	Class R	Class I
Gross	1.11%	1.43%	1.07%
With Waivers	1.11%	1.43%	1.07%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007 (Class I Shares prospectus dated August 31, 2007). Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Small Company Opportunity Fund — Growth of $10,000

1Effective October 24, 2007, the Fund has changed its index to the Russell 2000 Value Index from the Russell 2000 Index. The Fund's investment strategy is better represented by the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies of the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. These indicies do not include the effect of expenses or sales charges and are not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Focused Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The Fund is "non-diversified," as such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the price movement of a particular investment.

Commentary

The Fund performed well during the fiscal year, despite a pronounced increase in market volatility. The Fund (Class A Shares at net asset value) returned 31.66% versus 19.23% for the benchmark Russell 1000 Growth Index1. True to its name, the Fund held large positions throughout the fiscal year in companies that demonstrated superior growth characteristics relative to the market as a whole.

Performance of the Fund was helped primarily by stock selection and to a lesser extent a relative overweight in the following sectors: Energy, Technology and Materials. The top five contributors to overall performance were National Oilwell Varco, Monsanto, Celgene, Apple Inc., and Precision Castparts. As evidenced by the list, performance came from a balanced cross-section of the economy. The one overriding, common aspect was rapid earnings growth. Conversely, our financial and consumer discretionary companies hurt the Fund's performance. Coach, Lowe's and Starbucks all detracted from performance while Google bucked the trend as the company continues to gain market share and meet aggressive earnings growth expectations.

We remain resolute in our belief that earnings growth drives stock performance over time. The four member investment team continues to focus on companies capable of delivering rapid earnings growth by using strong balance sheets, industry leadership and experienced management teams.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Focused Growth Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	FOCUSED GROWTH Class A		FOCUSED GROWTH Class C		FOCUSED GROWTH Class R
INCEPTION DATE	12/31/03		12/31/03		12/31/03
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	31.66%	24.08%	30.77%	29.77%	31.41%
Three Year	18.13%	15.83%	17.31%	17.31%	17.86%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	14.48%	12.73%	13.62%	13.62%	14.22%

Expense Ratios

	Class A	Class C	Class R
Gross	4.16%	5.53%	5.39%
With Waivers	1.40%	2.10%	1.65%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007. Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Focused Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Investment Considerations

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2007, the Fund (Class A Shares at net asset value) returned 15.11% versus 12.55% for the Lipper Balanced Fund Index1 and 14.56% for the S&P 500 Index2. As of October 31, 2007, the asset allocation of the Fund consisted of 53.8% equities, 33.1% fixed income securities, and 13.1% cash equivalents. During the first nine month of the fiscal year, the equity allocation remained unconstrained, allowing equity market's momentum to grow equities to about 67%. Recognizing a shift in risk appetite, the equity segment was reduced twice, ultimately to 53.8% by the end of October. The proceeds were allocated to cash equivalents and fixed income. However, due to the uncertainty in the fixed income markets, the portion allocated to cash equivalents was higher than typical.

Fixed Income: The mortgage market, led by a collapse in subprime lending, dominated market action during the period. The Federal Reserve lowered rates in September in an effort to ease a rapidly developing credit crunch and to prevent mortgage woes from spreading through the economy. Given the volatility in the interest rate market and the vastly different potential outcomes of Federal Reserve actions, we maintained a neutral macro position throughout the period, focusing instead on security selection to generate excess returns versus the benchmark. The corporate bond market performed well during the first half of the period, but fell through the summer as liquidity and willingness to take risk drained from the market. Our corporate bond outlook has been cautious given the risk of leveraged buyout ("LBO") activity, mortgage-induced earnings slowdowns, and a bias by corporate managements to leverage their balance sheets in search of greater share price gains. Our focus on upgrade stories, bonds with protective covenant language, and LBO-resistant sectors was positive as the corporate portion of the portfolio drove the majority of our outperformance. We have approached the securitized sector cautiously as well due to serious concerns in mortgage underwriting standards. Our bias for high quality borrowers in stronger economic segments of the country protected our portfolios from significant losses in the sector. We held no sub-prime mortgage exposure in our securitized portfolio, though the relative illiquidity of some of our positions did hurt our performance in the third quarter, limiting the potential for greater outperformance. We continue to work on reducing our overall risk to the securitized sector and we remain steadfast in emphasizing high quality borrowers in our portfolios. Our philosophy of value-focused, active management that employs bottom-up security selection, we believe, will continue to generate consistent excess returns with limited downside risk.

Equities: Synchronized global economic growth helped to offset weakness in the US residential housing market, and sectors leveraged to the global expansion led the equity market higher. The Fund was positioned well, emphasizing the Capital Goods and Basic Industry sectors. The Financial sector was the only sector to experience a decline during the fiscal year, and the Fund's significant underweight position in this sector also helped performance.

Top performing holdings were Transocean Inc. (+65%), ABB Ltd. (+103%), Intel Corp. (+26%), and Charles Schwab Corp. (+28%). Transocean has benefited from tremendous demand for its deep water drilling equipment as exploration capital expenditure budgets continue to expand amidst the higher Energy price environment. ABB is a global leader in power and automation technologies, and infrastructure spending in emerging markets such as India and China has created a nice tailwind of growth for the Company. Detractors to performance were AMBAC Financial Group Inc. (-56%), and Amgen Inc. (-48%). AMBAC's business segment that insures collateralized debt obligations (CDO's) suffered from the fallout of the sub-prime housing market. Safety concerns surrounding higher dosage of Amgen's anemia drug caused the sell-off in that security. Both AMBAC and Amgen were eliminated from the portfolio, minimizing the impact of the loss.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	BALANCED Class A		BALANCED Class C		BALANCED Class R	BALANCED Class I
INCEPTION DATE	12/10/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	15.11%	8.48%	13.95%	12.95%	14.48%	N/A
Three Year	11.08%	8.90%	10.12%	10.12%	10.59%	N/A
Five Year	10.41%	9.11%	N/A	N/A	10.00%	N/A
Ten Year	6.79%	6.15%	N/A	N/A	N/A	N/A
Since Inception	8.64%	8.18%	10.98%	10.98%	4.93%	5.22%

Expense Ratios

	Class A	Class C	Class R	Class I
Gross	1.18%	4.06%	1.73%	0.86%
With Waivers	1.18%	2.00%	1.60%	0.80%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007 (Class I Shares prospectus dated August 31, 2007). Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Investment Grade Convertible Fund

Investment Considerations

The Fund may invest in below-investment-grade securities, sometimes known as "junk bonds." These securities generally offer higher risk of default and may be considered speculative. Investors should be able to assume the risks of investing in below-investment-grade securities. Bond funds fluctuate in price, especially longer term issues and in environments of rising interest rates. Stocks generally provide greater return potential and risk when compared with other types of investments.

Commentary

The Fund performed admirably in the fiscal year ending October 31, 2007. The Fund (Class A Shares at net asset value) outperformed the Merrill Lynch Investment Grade U.S. Convertible Ex Mandatory Index (V0A1)1 by returning 13.61% relative to 11.60% for the index. In addition, the Fund provided a competitive return relative to other asset classes, capturing more than 80% of the S&P 500 Index's2 14.56% return with only 54% of the volatility (standard deviation) and handily outperforming straight bonds, as measured by the Lehman Aggregate's Bond Index3 5.38% return.

The dominant reason for the Fund's outperformance was its higher level of equity sensitivity relative to the index, which enabled the Fund to capture a significant portion of the stock market's movement. All sectors of the portfolio contributed positively to performance, with Capital Goods, Energy, Basic Industries and Technology leading the way. Capitalizing on the theme of strong global demand for commodities, capital goods and related services, Celenese Corp., Placer Dome, CSX Corp, Northrop Grumman, Fluor Corp., Schlumberger Ltd., Halliburton Co., and Cameron International provided leadership for the portfolio. Technology holdings Hewlett Packard and Intel also did well as did Consumer Staples holding Teva Pharmaceutical and Cyclical holdings Yahoo! Inc. and The Walt Disney Co.

Detracting from the positive performance were mostly securities related to the collapse of the US housing market including Lowes Companies, Washington Mutual, and Merrill Lynch. In addition, Tech and Telecom holdings Symantec and Amdocs performed poorly as well as Consumer Staples holdings Amgen and Johnson & Johnson.

In addition, credit turmoil in the U.S. market in the second half of the year was the impetus for a flight to quality that benefited the portfolio's investment grade holdings. The Fund began and ended the year with weighted average credit rating of A-. Finally, the Fund's balanced approach to construction, which provides a diversified mix of equity sensitive, total return, and yield oriented convertibles, enabled the portfolio to provide both upside participation and downside protection in a year during which significant volatility (as measured by the VIX) returned to the market.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	CONVERTIBLE FUND Class A		CONVERTIBLE FUND Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	13.61%	11.35%	N/A
Three Year	9.21%	8.49%	N/A
Five Year	10.32%	9.89%	N/A
Ten Year	5.98%	5.77%	N/A
Since Inception	9.21%	9.10%	4.45%

Expense Ratios

	Class A	Class I
Gross	1.36%	1.14%
With Waivers	1.36%	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007 (Class I Shares prospectus dated August 31, 2007). Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Investment Grade Convertible Fund — Growth of $10,000

1The Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index invests primarily in traditional convertible bond, zero, preferred or trust preferred (no mandatory conversion preferred) with an average rating of BBB- or higher. An investor cannot invest directly in an index. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

3The Lehman Brothers Aggregate Bond index is an unmanaged market value-weighted performance index for investment-grade fixed-rated debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Core Bond Fund

Investment Considerations

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate more fluctuations in value than stock funds and should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Commentary

For the fiscal year ended October 31, 2007, the Fund (Class A Shares at net asset value) had a total return of 4.62% versus its benchmark, the Lehman Brothers Aggregate Bond Index1, which had a total return of 5.38%. The mortgage market, led by a collapse in subprime lending, dominated market action during the period. The Federal Reserve lowered rates in September in an effort to ease a rapidly developing credit crunch and to prevent mortgage woes from spreading through the economy. Given the volatility in the interest rate market and the vastly different potential outcomes of Federal Reserve actions, we maintained a neutral macro position throughout the period, focusing instead on security selection to generate excess return versus the benchmark. The corporate bond market performed well during the first half of the period, but fell through the summer as liquidity and willingness to take risk drained from the market. Our corporate bond outlook has been cautious given the risk of leveraged buyout ("LBO") activity, mortgage-induced earnings slowdowns, and a bias by corporate managements to leverage their balance sheets in search of greater share price gains. Our focus on upgrade stories, bonds with protective covenant language, and LBO-resistant sectors was positive as the corporate portion of the portfolio drove the majority of our out performance. We have approached the securitized sector cautiously as well due to serious concerns in mortgage underwriting standards. Our bias for high quality borrowers in stronger economic segments of the country protected our portfolios from significant losses in the sector. We held no subprime mortgage exposure in our securitized portfolio, though the relative illiquidity of some of our positions did hurt our performance in the third quarter, limiting the potential outperformance. We continue to work on reducing our overall risk to the securitized sector and we remain steadfast in emphasizing high quality borrowers in our portfolios. Our philosophy of value-focused, active management that employs bottom-up security selection, we believe, will continue to generate consistent returns with limited downside risk.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Core Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	CORE BOND Class A		CORE BOND Class I
INCEPTION DATE	12/10/93		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	4.62%	2.56%	N/A
Three Year	2.97%	2.29%	N/A
Five Year	3.25%	2.84%	N/A
Ten Year	4.83%	4.62%	N/A
Since Inception	4.91%	4.76%	1.48%

Expense Ratios

	Class A	Class I
Gross	1.02%	0.74%
With Waivers	0.80%	0.55%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007 (Class I Shares prospectus dated August 31, 2007). Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Core Bond Fund — Growth of $10,000

1The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the difference in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Fund for Income

Investment Considerations

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate more fluctuations in value than stock funds and should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Commentary

For the fiscal year ended October 31, 2007, the Fund (Class A Shares at net asset value) had a total return of 5.43%. Its benchmark, the Lehman Brothers 1-5 Year Government Bond Index1 had a total return of 5.93%. The Lehman Brothers GNMA Index2 returned 5.65%.

The most significant impact on total return over the last twelve months was the demise of the U.S. housing market in general and the sub prime market in particular. The resultant deterioration in capital market liquidity led to a general flight to U.S. treasuries and away from corporate, mortgage and even agency bonds. This precipitated falling short term treasury interest rates. Today, the two year treasury note yields 3.95% — 0.75% lower than a year ago. Our strategy favors steady income over short run total return. An alternative strategy that focused more heavily on total return would have increased the fund's exposure to treasuries while requiring shareholders to sacrifice income.

Our focus has been to deliver a high and reliable income stream to our shareholders, consistent with the preservation of shareholder's capital. Class A shareholders received on average more than 6 cents per share each month over the past year. This translated to more than a 6% dividend yield and is consistent with the dividend that shareholders have received for the past ten years.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Fund for Income (continued)

Average Annual Total Return

Year Ending October 31, 2007

	FUND FOR INCOME Class A		FUND FOR INCOME Class C		FUND FOR INCOME Class R
INCEPTION DATE	3/26/99		3/1/02		9/16/87
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	5.43%	3.30%	4.57%	3.58%	5.54%
Three Year	3.18%	2.47%	2.40%	2.40%	3.16%
Five Year	2.80%	2.40%	2.09%	2.09%	2.76%
Ten Year	N/A	N/A	N/A	N/A	4.73%
Since Inception	4.51%	4.26%	2.75%	2.75%	6.54%

Expense Ratios

	Class A	Class C	Class R
Gross	1.01%	1.87%	1.07%
With Waivers	1.01%	1.82%	1.07%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007. Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund for Income — Growth of $10,000

1The Lehman Brothers 1-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of treasury and agency securities issued by the United States Government with maturities of one to five years.

2The Lehman Brothers GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. The indices do not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

Effective March 26, 1999, the Gradison Government Income Fund merged into the Fund for Income. For periods prior to that time, the performance shown is that of the Gradison Government Income Fund.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for long-term issues and in environments of rising interest rates. The Fund is a "non-diversified" fund. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer.

Commentary

Municipal bonds posted positive returns across the board for the 12-month period ending October 31, 2007, as measured by the Lehman municipal bond indices. The best performing part of the curve was in three years with the Lehman 3-year Municipal Bond Index1 posting a total return of 4.01%. The long end of the curve posted the smallest total return with the Lehman Long Municipal Index2 return coming in at 1.41%.

At mid-summer, it looked as if we might make it through the whole year with the Fed keeping their Fed Funds target stuck at 5.25%, but then August and September came along and changed everything. As problems in the sub-prime mortgage market started to leak into other parts of the economy, the Fed acted and cut the Fed Funds target rate by 50 basis points at their meeting on September 18th. At their next meeting on October 31st, they proceeded to cut another 25 basis points, thereby leaving us with a Fed Funds target rate of 4.50%.

The month of August brought extreme price volatility to the municipal market as well as significant spread widening in lower credits and an across the board "repricing of risk" in the fixed income markets. In previous years, the high quality nature of our portfolios had been a headwind on performance when comparing us to high-yield funds. This was the case, because high-yield securities offered a higher income stream as well as price appreciation as spreads continued to narrow for lower rated credits. August 2007 was the month of reckoning on this phenomenon. High yield municipal funds were the worst performing funds in the municipal sector during this time, wiping out much of their outperformance over recent times.

For the fiscal year ended October 31, 2007, the Fund (Class A Shares at net asset value) returned 2.73% versus 3.63% for the benchmark, Lehman Brothers 7-Year Municipal Bond Index3. The main driver of our investment philosophy continues to be security selection.

We continue to try to minimize the amount of credit risk and manage the duration risk taken on by the Fund. While the Fund had so many challenges in the third quarter as some spreads widened on "A" rated credits, we finished October slightly ahead of our peers in performance for the 12 month period. Security selection and opportunistic selling has enabled us to navigate one of the most volatile periods we have seen in the municipal market over the past several years. The Fund continues to focus on high-quality paper with the entire portfolio being rated "A" or better and a typical weighting of about 70% in AAA rated bonds.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	NATIONAL MUNI Class A
INCEPTION DATE	2/3/94
	Net Asset Value	Maximum Offering Price
One Year	2.73%	0.70%
Three Year	3.04%	2.33%
Five Year	3.60%	3.19%
Ten Year	4.99%	4.78%
Since Inception	5.27%	5.11%

Expense Ratios

Class A
Gross	1.15%
With Waivers	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007. Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 1-5 years. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

2The Lehman Brothers Long Bond Municipal Index is an unmanaged index comprised of investment grade municipal bonds with maturities greater than 22 years. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

3The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Investment Considerations

The geographical concentration of portfolio holdings in this Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. The Fund is "non-diversified." As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer.

Commentary

Municipal bonds posted positive returns across the board for the 12 month period ending October 31, 2007 as measured by the Lehman municipal bond indices. The best performing part of the curve was in three years with the Lehman Brothers 3-year Municipal Bond Index1 posting a total return of 4.01%. The long-end of the curve posted the smallest total return with the Lehman Brothers Long Municipal Index2 return coming in at 1.41%.

At mid-summer, it looked as if we might make it through the whole year with the Fed keeping their Fed Funds target stuck at 5.25%, but then August and September came along and changed everything. As problems in the sub-prime mortgage market started to leak into other parts of the economy, the Fed acted and cut the Fed Funds target rate by 50 basis points at their meeting on September 18th. At their next meeting on October 31st, they proceeded to cut another 25 basis points, thereby leaving us with a Fed Funds target rate of 4.50%.

The month of August brought extreme price volatility to the municipal market as well as significant spread widening in lower credits and an across the board "repricing of risk" in the fixed income markets. In previous years, the high quality nature of our portfolios had been a headwind on performance when comparing us to high yield funds. This was the case, because high yield securities offered a higher income stream as well as price appreciation as spreads continued to narrow for lower rated credits. August 2007 was the month of reckoning on this phenomenon. High-yield municipal funds were the worst performing funds in the municipal sector during this time, wiping out much of their outperformance over recent times.

For the fiscal year ended October 31, 2007 the Fund (Class A Shares at net asset value) returned 2.77% versus 3.63% for the benchmark, Lehman Brothers 7-Year Municipal Bond Index3. The Lehman Brothers 10-Year Municipal Bond Index3 returned 3.19% for the same period. Assets have been stable in the Fund, and when rates backed up in early summer, it freed up some capacity for trading in the portfolio where in previous years we had been very restricted due to the lack of bonds that could be traded without generating a large amount of capital gains. Through tax loss harvesting, we were able to free up some monies to put to work and employ our relative value strategy to seek excess returns in the portfolio. The portfolio also benefited from having a heavy weighting in the 3 to 5 year part of the curve, the best performing area of the curve.

We continue to invest in high quality bonds with the majority of the Fund invested in securities rated AAA. The Fund finished the fiscal year comfortably ahead of most of its peers as our commitment to a high-quality portfolio and not chasing high yield bonds was rewarded in 2007.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2007

	OHIO MUNI Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price
One Year	2.77%	0.70%
Three Year	2.68%	1.98%
Five Year	3.20%	2.78%
Ten Year	4.45%	4.24%
Since Inception	5.87%	5.75%

Expense Ratios

Class A
Gross	1.06%
With Waivers	1.06%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2007. Additional information pertaining to the Fund's expense ratio as of October 31, 2007 can be found in the financial highlights. The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 1-5 years. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

2The Lehman Brothers Long Bond Municipal Index is an unmanaged index comprised of investment grade municipal bonds with maturities greater than 22 years. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

3Effective November 30, 2006 the Fund's benchmark changed from the Lehman Brothers 10-Year Municipal Bond Index to the Lehman Brothers 7-Year Municipal Bond Index. The average effective maturity of the Fund is better represented by the Lehman Brothers 7-Year Municipal Bond Index.

The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged Index that represents the general performance of investment grade municipal bonds with maturities of 8 to 12 years.

The Lehman Brothers 7-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index.

The indices do no include the effect of sales charges and expenses and are not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Papers (3.2%)
Dexia Delaware LLC, 4.79% (a), 11/1/07	$7,228	$7,227
Total Commercial Papers (Amortized Cost $7,227)		7,227
Common Stocks (97.2%)
Aerospace/Defense (1.9%):
Northrop Grumman Corp.	52,000	4,348
Aluminum (2.5%):
Alcoa, Inc.	144,500	5,721
Automotive (1.5%):
General Motors Corp.	87,000	3,409
Banks (4.7%):
Bank of America Corp.	56,000	2,704
Wachovia Corp.	36,000	1,646
Wells Fargo Co. (b)	192,000	6,530
		10,880
Chemicals (1.0%):
Celanese Corp., Series A	57,000	2,392
Computers & Peripherals (2.8%):
Dell, Inc. (c)	214,000	6,548
Consumer Products (0.3%):
Fortune Brands, Inc.	7,000	586
Electrical Equipment (1.5%):
Belden CDT, Inc.	61,000	3,554
Electronics (5.0%):
General Electric Co.	226,000	9,302
Hubbell, Inc., Class B	39,000	2,145
		11,447
Engineering & Construction (1.8%):
KBR, Inc. (b) (c)	95,000	4,074
Financial Services (5.4%):
Fannie Mae	126,000	7,187
Freddie Mac	100,000	5,223
		12,410
Home Builders (2.2%):
Pulte Homes, Inc. (b)	136,000	2,018
Toll Brothers, Inc. (b)	137,000	3,139
		5,157
Insurance (6.3%):
American International Group, Inc.	91,000	5,744
Aon Corp. (b)	94,000	4,260
Arch Capital Group Ltd. (c)	30,000	2,243
Progressive Corp. (b)	116,000	2,146
		14,393

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Internet Business Services (0.9%):
Symantec Corp. (c)	114,000	$2,141
Lodging (1.0%):
Wyndham Worldwide Corp. (b)	70,000	2,298
Manufacturing — Miscellaneous (0.9%):
Trinity Industries, Inc. (b)	57,000	2,060
Media (1.0%):
Time Warner, Inc. (b)	122,000	2,228
Medical Supplies (2.0%):
Covidien Ltd.	111,000	4,618
Minerals (2.4%):
BHP Billiton Ltd., ADR (b)	49,000	4,276
Teck Cominco Ltd., Class B (b)	25,000	1,250
		5,526
Mining (5.5%):
Barrick Gold Corp. (b)	50,000	2,207
Kinross Gold Corp. (c)	87,000	1,712
Newmont Mining Corp. (b)	87,000	4,425
Rio Tinto PLC, ADR (b)	11,700	4,387
		12,731
Oil & Gas Exploration — Production & Services (4.7%):
Chesapeake Energy Corp. (b)	147,000	5,804
Devon Energy Corp.	53,000	4,950
		10,754
Oil Companies — Integrated (11.4%):
BP PLC, ADR (b)	100,000	7,799
ConocoPhillips	66,000	5,607
Exxon Mobil Corp.	88,000	8,095
Hess Corp.	50,000	3,581
Occidental Petroleum Corp.	17,000	1,174
		26,256
Oilfield Services & Equipment (6.5%):
GlobalSantaFe Corp.	93,000	7,536
Grant Prideco, Inc. (c)	61,000	2,999
Halliburton Co.	111,000	4,375
		14,910
Pharmaceuticals (7.7%):
Eli Lilly & Co.	21,000	1,137
Johnson & Johnson	140,000	9,124
Pfizer, Inc.	302,000	7,432
		17,693
Railroads (1.0%):
Norfolk Southern Corp. (b)	43,000	2,221

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Real Estate Investment Trusts (1.7%):
Annaly Capital Management, Inc.	223,000	$3,811
Restaurants (1.7%):
McDonald's Corp.	67,000	4,000
Retail — Department Stores (0.9%):
Kohl's Corp. (c)	38,000	2,089
Retail — Specialty Stores (0.7%):
The Home Depot, Inc.	51,000	1,607
Semiconductors (1.0%):
Applied Materials, Inc. (b)	121,000	2,350
Software & Computer Services (2.9%):
Broadridge Financial Solutions, Inc.	151,000	3,020
Microsoft Corp.	99,000	3,644
		6,664
Tobacco (1.4%):
Altria Group, Inc. (b)	45,000	3,283
Utilities — Telecommunications (5.0%):
AT&T, Inc.	133,000	5,558
Sprint Nextel Corp.	343,000	5,865
		11,423
Total Common Stocks (Cost $195,588)		223,582
Short-Term Securities Held as Collateral for Securities Lending (20.7%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$47,584	47,584
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $47,584)		47,584
Total Investments (Cost $250,399) — 121.1%		278,393
Liabilities in excess of other assets — (21.1)%		(48,427)
NET ASSETS — 100.0%		$229,966

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

ADR — American Depositary Receipt

LLC — Limited Liability Co.

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (5.4%)
Dexia Delaware LLC, 4.79% (a), 11/1/07	$3,870	$3,870
Total Commercial Paper (Amortized Cost $3,870)		3,870
Common Stocks (93.3%)
Advertising (0.2%):
Interpublic Group of Cos., Inc. (b)	2,315	24
Omnicom Group, Inc.	1,612	82
		106
Aerospace/Defense (2.4%):
B.F. Goodrich Co.	615	43
Boeing Co.	3,848	379
General Dynamics Corp.	1,992	181
Honeywell International, Inc.	3,675	222
Lockheed Martin Corp.	1,705	188
Northrop Grumman Corp.	1,687	141
Raytheon Co., Class B	2,147	137
Rockwell Collins, Inc.	818	61
United Technologies Corp.	4,869	373
		1,725
Agricultural Operations (0.2%):
Archer-Daniels-Midland Co.	3,160	113
Airlines (0.1%):
Southwest Airlines Co.	3,669	52
Aluminum (0.2%):
Alcoa, Inc.	4,340	172
Apparel & Footwear (0.4%):
Coach, Inc. (b)	1,832	67
Jones Apparel Group, Inc.	459	10
Liz Claiborne, Inc.	502	14
Nike, Inc., Class B	1,898	126
Polo Ralph Lauren Corp.	294	20
VF Corp.	436	38
		275
Audio & Video Products (0.0%):
Harman International Industries, Inc.	320	27
Automotive (0.4%):
AutoNation, Inc. (b)	744	13
Ford Motor Co. (b)	10,309	91
General Motors Corp.	2,778	109
PACCAR, Inc.	1,831	102
		315
Automotive Parts (0.2%):
Eaton Corp.	825	76
Genuine Parts Co.	834	41
		117

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Banks (6.3%):
Bank of America Corp.	21,787	$1,052
Bank of New York Mellon Corp.	5,587	273
BB & T Corp.	2,710	100
Comerica, Inc.	751	35
Commerce Bancorp, Inc.	944	39
Fifth Third Bancorp	2,630	82
First Horizon National Corp.	620	16
Huntington Bancshares, Inc.	1,797	32
J.P. Morgan Chase & Co.	16,614	781
KeyCorp (c)	1,912	54
M&T Bank Corp.	368	37
Marshall & Ilsley Corp.	1,309	56
National City Corp.	3,109	75
Northern Trust Corp.	940	71
PNC Financial Services Group, Inc.	1,679	121
Regions Financial Corp.	3,456	94
State Street Corp.	1,912	153
SunTrust Banks, Inc.	1,714	125
Synovus Financial Corp.	1,608	42
U.S. Bancorp	8,477	281
Wachovia Corp.	9,343	427
Wells Fargo Co.	16,411	558
Zions Bancorporation	528	31
		4,535
Beverages (2.2%):
Anheuser-Busch Cos., Inc.	3,680	189
Brown-Forman Corp., Class B	425	31
Coca Cola Enterprises, Inc.	1,400	36
Coca-Cola Co.	9,769	603
Constellation Brands, Inc., Class A (b)	953	24
Molson Coors Brewing Co.	670	38
Pepsi Bottling Group, Inc.	688	30
PepsiCo, Inc.	7,933	585
		1,536
Biotechnology (1.0%):
Amgen, Inc. (b)	5,336	310
Biogen Idec, Inc. (b)	1,414	105
Genzyme Corp. (b)	1,295	99
Gilead Sciences, Inc. (b)	4,548	210
		724
Brokerage Services (1.0%):
Applied Biosystems Group	900	34
Charles Schwab Corp.	4,653	108
Lehman Brothers Holdings, Inc.	2,606	165
Merrill Lynch & Co., Inc.	4,232	279
Thermo Fisher Scientific, Inc. (b)	2,094	123
Waters Corp. (b)	490	38
		747

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Building Materials (0.2%):
American Standard Cos., Inc.	891	$33
Masco Corp.	1,803	44
Vulcan Materials Co.	469	40
		117
Building-Residential & Commercial (0.1%):
Centex Corp.	589	15
D.R. Horton, Inc.	1,342	17
KB Home	378	10
		42
Casino Services (0.2%):
Harrah's Entertainment, Inc.	919	81
International Game Technology	1,648	72
		153
Chemicals (1.6%):
Air Products & Chemicals, Inc.	1,061	104
Ashland, Inc.	274	16
Dow Chemical Co.	4,665	210
E.I. du Pont de Nemours and Co.	4,520	224
Eastman Chemical Co.	413	28
Hercules, Inc.	570	11
Monsanto Co.	2,678	261
PPG Industries, Inc.	805	60
Praxair, Inc.	1,570	134
Rohm & Haas Co.	674	35
Sigma-Aldrich Corp.	645	33
		1,116
Coal (0.2%):
Consol Energy, Inc.	895	50
Peabody Energy Corp.	1,304	73
		123
Commercial Services (0.3%):
Cintas Corp.	662	24
Convergys Corp. (b)	666	12
Ecolab, Inc.	855	40
Fidelity National Information Services, Inc.	834	39
Moody's Corp.	1,088	48
Paychex, Inc.	1,670	70
		233
Computers & Peripherals (5.9%):
Apple Computer, Inc. (b)	4,270	811
Cisco Systems, Inc. (b)	29,905	989
Computer Sciences Corp. (b)	854	50
Dell, Inc. (b)	11,153	341
Electronic Data Systems Corp.	2,499	54
EMC Corp. (b)	10,297	261
Hewlett-Packard Co.	12,658	654

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
International Business Machines Corp.	6,679	$776
Lexmark International Group, Inc. (b)	464	20
Network Appliance, Inc. (b)	1,747	55
SanDisk Corp. (b)	1,119	50
Sun Microsystems, Inc. (b)	17,369	99
Teradata Corp. (b)	886	25
Unisys Corp. (b)	1,718	10
		4,195
Consumer Products (0.5%):
Clorox Co.	679	42
Colgate-Palmolive Co.	2,504	191
Fortune Brands, Inc.	752	63
Newell Rubbermaid, Inc.	1,357	40
		336
Containers & Packaging (0.1%):
Ball Corp.	503	25
Bemis, Inc.	513	14
Pactiv Corp. (b)	642	18
Sealed Air Corp.	793	20
		77
Cosmetics & Toiletries (1.9%):
Avon Products, Inc.	2,124	87
Estee Lauder Cos., Class A	563	25
International Flavor & Fragance, Inc.	438	23
Kimberly-Clark Corp.	2,090	148
Procter & Gamble Co.	15,322	1,065
		1,348
Cruise Lines (0.1%):
Carnival Corp.	2,142	103
Distribution/Wholesale (0.2%):
Costco Wholesale Corp.	2,150	145
E-Commerce & Services (0.3%):
Amazon.com, Inc. (b)	1,501	134
IAC/InterActiveCorp (b)	938	28
Monster Worldwide, Inc. (b)	650	26
		188
Electrical Equipment (0.3%):
Emerson Electric Co.	3,889	203
W.W. Grainger, Inc.	352	32
		235
Electronics (3.4%):
General Electric Co.	50,307	2,071
Johnson Controls, Inc.	2,916	127
L-3 Communications Holdings, Inc.	619	68
Millipore Corp. (b)	265	21
Molex, Inc.	705	20

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PerkinElmer, Inc.	596	$16
Tektronix, Inc.	373	14
Tyco Electronics Ltd.	2,441	87
		2,424
Engineering (0.1%):
Fluor Corp.	434	69
Entertainment (0.5%):
The Walt Disney Co.	9,530	330
Environmental Control (0.2%):
Allied Waste Industries, Inc. (b)	1,416	18
Waste Management, Inc.	2,549	93
		111
Financial & Insurance (0.0%):
MBIA, Inc.	621	27
Financial Services (5.3%):
AMBAC Financial Group, Inc.	499	18
American Express Co.	5,808	354
Ameriprise Financial, Inc.	1,155	73
Bear Stearns Cos., Inc.	570	65
Capital One Financial Corp.	2,051	134
CIT Group, Inc.	937	33
Citigroup, Inc.	24,424	1,023
CME Group, Inc.	261	174
Countrywide Credit Industries, Inc.	2,828	44
Discover Financial Services	2,343	45
E*TRADE Financial Corp. (b)	2,088	23
Equifax, Inc.	701	27
Fannie Mae	4,779	273
Federated Investors, Inc., Class B	430	18
Freddie Mac	3,192	167
Goldman Sachs Group, Inc.	1,992	494
H&R Block, Inc.	1,594	35
IntercontinentalExchange, Inc. (b)	323	57
Janus Capital Group, Inc.	775	27
Legg Mason, Inc.	652	54
Marsh & McLennan Cos., Inc.	2,661	69
Morgan Stanley	5,168	348
SLM Corp.	2,026	95
T. Rowe Price Group, Inc.	1,302	84
Western Union Co.	3,794	84
		3,818
Food Distributors, Supermarkets & Wholesalers (0.4%):
Kroger Co.	3,474	102
Safeway, Inc.	2,156	73
SUPERVALU, Inc.	1,032	40
Sysco Corp.	2,995	103
		318

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (1.1%):
Campbell Soup Co.	1,103	$41
ConAgra, Inc.	2,405	57
Dean Foods Co.	636	18
General Mills, Inc.	1,621	93
H.J. Heinz Co.	1,567	73
Hershey Foods Corp.	830	36
Kellogg Co.	1,303	69
Kraft Foods, Inc., Class A	7,741	259
McCormick & Co., Inc.	637	22
Sara Lee Corp.	3,557	59
Tyson Foods, Inc., Class A	1,351	21
Wm. Wrigley Jr. Co.	1,067	66
		814
Forest Products & Paper (0.3%):
International Paper Co.	2,109	78
MeadWestvaco Corp.	901	30
Temple-Inland, Inc.	520	28
Weyerhaeuser Co.	1,060	81
		217
Health Care (1.0%):
Coventry Health Care, Inc. (b)	767	46
Humana, Inc. (b)	828	62
Manor Care, Inc.	359	24
McKesson Corp.	1,453	96
Medtronic, Inc.	5,568	264
WellPoint, Inc. (b)	2,965	235
		727
Heavy Machinery (0.6%):
Caterpillar, Inc.	3,138	234
Deere & Co.	1,089	169
Terex Corp. (b)	500	37
		440
Home Builders (0.0%):
Lennar Corp., Class A	685	16
Pulte Homes, Inc.	1,043	15
		31
Hospitals (0.0%):
Tenet Healthcare Corp. (b)	2,327	8
Hotels & Motels (0.2%):
Marriott International, Inc., Class A	1,569	64
Starwood Hotels & Resorts Worldwide, Inc.	1,030	59
		123
Household Goods — Appliances, Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.	858	17
Whirlpool Corp.	383	30
		47

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Insurance (4.2%):
ACE Ltd.	1,615	$98
Aetna, Inc.	2,511	141
Aflac, Inc.	2,398	151
Allstate Corp.	2,872	150
American International Group, Inc.	12,591	795
Aon Corp.	1,437	65
Assurant, Inc.	474	28
Chubb Corp.	1,931	103
CIGNA Corp.	1,389	73
Cincinnati Financial Corp.	844	34
Genworth Financial, Inc., Class A	2,173	59
Hartford Financial Services Group, Inc.	1,560	151
Lincoln National Corp.	1,329	83
Loews Corp.	2,183	107
MetLife, Inc.	3,647	251
MGIC Investment Corp.	402	8
Principal Financial Group	1,304	88
Progressive Corp.	3,555	66
Prudential Financial, Inc.	2,254	218
Safeco Corp.	511	30
The Travelers Cos., Inc.	3,223	168
Torchmark Corp.	470	31
UnumProvident Corp.	1,771	41
XL Capital Ltd., Class A	892	64
		3,003
Internet Business Services (1.8%):
Akamai Technologies, Inc. (b)	813	32
eBay, Inc. (b)	5,602	202
Expedia, Inc. (b)	754	24
Google, Inc., Class A (b)	1,134	802
Juniper Networks, Inc. (b)	2,524	91
Symantec Corp. (b)	4,416	83
VeriSign, Inc. (b)	1,197	41
		1,275
Internet Service Provider (0.3%):
Yahoo, Inc. (b)	6,614	206
Investment Companies (0.2%):
American Capital Strategies Ltd.	923	40
Franklin Resources, Inc.	797	103
		143
Leisure & Recreation Products (0.0%):
Brunswick Corp.	437	10
Lodging (0.0%):
Wyndham Worldwide Corp.	877	29

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Machine — Diversified (0.2%):
Cummins Engine, Inc.	511	$61
Dover Corp.	1,004	46
Rockwell Automation, Inc.	749	52
		159
Manufacturing — Capital Goods (0.2%):
Cooper Industries Ltd.	902	47
Illinois Tool Works, Inc.	2,060	118
		165
Manufacturing — Diversified (0.4%):
Ingersoll-Rand Co. Ltd., Class A	1,407	71
Leucadia National Corp.	808	41
Parker Hannifin Corp.	855	69
Tyco International Ltd.	2,441	100
		281
Manufacturing — Miscellaneous (0.8%):
3M Co.	3,515	304
Danaher Corp.	1,210	104
ITT Industries, Inc.	889	59
Pall Corp.	602	24
Textron, Inc.	1,226	85
		576
Media (1.0%):
E.W. Scripps Co., Class A	441	20
News Corp., Class A	11,366	246
Time Warner, Inc.	18,310	335
Viacom, Inc., Class B (b)	3,371	139
		740
Medical Services (0.8%):
Express Scripts, Inc. (b)	1,266	80
Laboratory Corp. of America Holdings (b)	576	39
Medco Health Solutions, Inc. (b)	1,329	125
Quest Diagnostics, Inc.	768	41
UnitedHealth Group, Inc.	6,505	320
		605
Medical Supplies (1.1%):
Baxter International, Inc.	3,166	190
Becton Dickinson & Co.	1,195	100
Boston Scientific Corp. (b)	6,550	91
C.R. Bard, Inc.	507	42
Covidien Ltd.	2,441	101
Patterson Cos., Inc. (b)	687	27
St. Jude Medical, Inc. (b)	1,674	68
Stryker Corp.	1,165	83
Varian Medical Systems, Inc. (b)	621	30
Zimmer Holdings, Inc. (b)	1,160	81
		813

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Medical — Information Systems (0.0%):
IMS Health, Inc.	957	$24
Mining (0.2%):
Newmont Mining Corp.	2,217	113
Motorcycles (0.1%):
Harley-Davidson, Inc.	1,233	63
Newspapers (0.1%):
Gannett Co., Inc.	1,143	49
New York Times Co., Class A	707	14
Tribune Co.	378	11
		74
Office Equipment & Supplies (0.3%):
Avery Dennison Corp.	523	30
OfficeMax, Inc.	370	12
Pitney Bowes, Inc.	1,080	43
Staples, Inc.	3,505	82
Xerox Corp. (b)	4,595	80
		247
Oil & Gas Exploration — Production & Services (1.7%):
Anadarko Petroleum Corp.	2,278	134
Apache Corp.	1,630	169
Chesapeake Energy Corp.	2,015	80
Devon Energy Corp.	2,190	205
ENSCO International, Inc.	727	40
EOG Resources, Inc.	1,202	106
Murphy Oil Corp.	926	68
Nabors Industries Ltd. (b)	1,381	39
Noble Corp.	1,318	70
Rowan Cos., Inc.	543	21
Transocean, Inc. (b)	1,420	170
XTO Energy, Inc.	1,894	126
		1,228
Oil Companies — Integrated (6.6%):
Chevron Corp.	10,466	958
ConocoPhillips	7,989	679
Exxon Mobil Corp.	27,231	2,505
Hess Corp.	1,358	97
Marathon Oil Corp.	3,344	198
Occidental Petroleum Corp.	4,079	281
		4,718
Oil Marketing & Refining (0.4%):
Sunoco, Inc.	591	43
Tesoro Corp.	672	41
Valero Energy Corp.	2,719	192
		276

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oilfield Services & Equipment (1.7%):
Baker Hughes, Inc.	1,569	$136
BJ Services Co.	1,432	36
Halliburton Co.	4,371	172
National-Oilwell Varco, Inc. (b)	1,748	128
Schlumberger Ltd.	5,853	565
Smith International, Inc.	985	65
Weatherford International Ltd. (b)	1,655	108
		1,210
Paint, Varnishes & Enamels (0.0%):
Sherwin-Williams Co.	533	34
Pharmaceuticals (6.3%):
Abbott Laboratories	7,588	414
Allergan, Inc.	1,510	102
AmerisourceBergen Corp.	885	42
Barr Pharmaceuticals, Inc. (b)	526	30
Bristol-Myers Squibb Co.	9,711	291
Cardinal Health, Inc.	1,790	122
Celgene Corp. (b)	1,879	124
Eli Lilly & Co.	4,845	262
Forest Laboratories, Inc. (b)	1,552	61
Hospira, Inc. (b)	771	32
Johnson & Johnson	14,213	926
King Pharmaceuticals, Inc. (b)	1,199	13
Merck & Co., Inc.	10,686	623
Mylan Laboratories, Inc.	1,222	18
Pfizer, Inc.	34,011	837
Schering-Plough Corp.	7,951	243
Watson Pharmaceuticals, Inc. (b)	503	15
Wyeth	6,602	321
		4,476
Photography (0.1%):
Eastman Kodak Co.	1,409	40
Pipelines (0.4%):
El Paso Corp.	3,440	61
Questar Corp.	848	48
Spectra Energy Corp.	3,104	81
Williams Cos., Inc.	2,947	107
		297
Primary Metal & Mineral Production (0.3%):
Freeport-McMoRan Copper & Gold, Inc., Class B	1,874	221
Publishing (0.2%):
Dow Jones & Co., Inc.	320	19
McGraw-Hill Cos., Inc.	1,664	83
Meredith Corp.	189	12
R.R. Donnelley & Sons Co.	1,090	44
		158

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Radio & Television (0.6%):
Clear Channel Communications, Inc.	2,445	$92
Comcast Corp., Class A (b)	15,174	320
		412
Railroads (0.7%):
Burlington Northern/Santa Fe Corp.	1,475	129
CSX Corp.	2,155	96
Norfolk Southern Corp.	1,933	100
Union Pacific Corp.	1,308	167
		492
Real Estate Investment Trusts (1.1%):
Apartment Investment & Management Co., Class A	475	22
AvalonBay Communities, Inc.	391	48
Boston Properties, Inc.	584	63
Developers Diversified Realty Corp.	610	31
Equity Residential Properties Trust	1,361	57
General Growth Properties, Inc.	1,206	66
Host Hotels & Resorts, Inc.	2,564	57
Kimco Realty Corp.	1,238	51
Plum Creek Timber Co., Inc.	857	38
ProLogis	1,262	91
Public Storage, Inc.	611	50
Simon Property Group, Inc.	1,097	114
Vornado Realty Trust	657	73
		761
Real Estate Services (0.0%):
CB Richard Ellis Group, Inc., Class A (b)	968	24
Restaurants (0.8%):
Darden Restaurants, Inc.	696	30
McDonald's Corp.	5,851	349
Starbucks Corp. (b)	3,659	98
Wendy's International, Inc.	429	15
Yum! Brands, Inc.	2,553	103
		595
Retail (0.4%):
Target Corp.	4,157	255
Retail — Apparel/Shoe (0.2%):
Abercrombie & Fitch Co., Class A	426	34
Gap, Inc.	2,430	46
Limited Brands, Inc.	1,565	34
		114
Retail — Department Stores (0.4%):
Dillard's, Inc., Class A	299	7
J.C. Penney Co., Inc.	1,088	61
Kohl's Corp. (b)	1,560	86
Macy's, Inc.	2,129	68

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Nordstrom, Inc.	971	$38
Sears Holdings Corp. (b)	372	50
		310
Retail — Discount (0.9%):
Big Lots, Inc. (b)	500	12
Family Dollar Stores, Inc.	715	18
TJX Cos., Inc.	2,183	63
Wal-Mart Stores, Inc.	11,785	533
		626
Retail — Drug Stores (0.7%):
CVS Caremark Corp.	7,271	304
Walgreen Co.	4,879	193
		497
Retail — Food (0.0%):
Whole Foods Market, Inc.	682	34
Retail — Specialty Stores (1.0%):
AutoZone, Inc. (b)	225	28
Bed Bath & Beyond, Inc. (b)	1,332	45
Best Buy Co., Inc.	1,954	95
Circuit City Stores, Inc.	827	7
Lowe's Cos., Inc.	7,260	195
Office Depot, Inc. (b)	1,339	25
RadioShack Corp.	676	14
The Home Depot, Inc.	8,291	261
Tiffany & Co.	671	36
		706
Rubber & Rubber Products (0.0%):
Goodyear Tire & Rubber Co. (b)	1,036	31
Savings & Loans (0.3%):
Hudson City Bancorp, Inc.	2,611	41
Sovereign Bancorp, Inc.	1,764	25
Washington Mutual, Inc.	4,300	120
		186
Schools & Educational Services (0.1%):
Apollo Group, Inc. (b)	698	55
Semiconductors (2.5%):
Advanced Micro Devices, Inc. (b)	2,700	35
Altera Corp.	1,748	34
Analog Devices, Inc.	1,528	51
Applied Materials, Inc.	6,766	131
Broadcom Corp., Class A (b)	2,303	75
Intel Corp.	28,673	771
JDS Uniphase Corp. (b)	1,039	16
KLA-Tencor Corp.	948	50
Linear Technology Corp.	1,090	36
LSI Logic Corp. (b)	3,516	23

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MEMC Electronic Materials, Inc. (b)	1,105	$81
Microchip Technology, Inc.	1,068	36
Micron Technology, Inc. (b)	3,716	39
National Semiconductor Corp.	1,180	30
Novellus Systems, Inc. (b)	608	17
NVIDIA Corp. (b)	2,695	95
QLogic Corp. (b)	721	11
Teradyne, Inc. (b)	931	12
Texas Instruments, Inc.	7,017	229
Xilinx, Inc.	1,453	36
		1,808
Software & Computer Services (3.7%):
Adobe Systems, Inc. (b)	2,889	138
Affiliated Computer Services, Inc., Class A (b)	489	25
Autodesk, Inc. (b)	1,129	55
Automatic Data Processing, Inc.	2,607	129
BMC Software, Inc. (b)	988	33
CA, Inc.	1,908	51
Citrix Systems, Inc. (b)	883	38
Cognizant Technology Solutions Corp., Class A (b)	1,420	59
Compuware Corp. (b)	1,488	15
Electronic Arts, Inc. (b)	1,527	93
Fiserv, Inc. (b)	819	45
Intuit, Inc. (b)	1,664	54
Microsoft Corp.	39,588	1,457
Novell, Inc. (b)	1,718	13
Oracle Corp. (b)	19,330	429
		2,634
Staffing (0.0%):
Robert Half International, Inc.	805	24
Steel (0.4%):
Allegheny Technologies, Inc.	502	51
Nucor Corp.	1,414	88
Precision Castparts Corp.	677	101
United States Steel Corp.	580	63
		303
Telecommunications (0.1%):
Ciena Corp. (b)	422	20
Citizens Communications Co.	1,671	22
Qwest Communications International, Inc. (b)	7,844	57
		99
Telecommunications — Services & Equipment (1.3%):
Agilent Technologies, Inc. (b)	1,898	70
Corning, Inc.	7,723	187
Embarq Corp.	749	40
Jabil Circuit, Inc.	1,019	22
Motorola, Inc.	11,364	214

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
QUALCOMM, Inc.	8,220	$351
Tellabs, Inc. (b)	2,152	19
		903
Television (0.3%):
CBS Corp., Class B	3,363	96
The DIRECTV Group, Inc (b)	3,729	99
		195
Tobacco (1.1%):
Altria Group, Inc.	10,336	754
UST, Inc.	782	42
		796
Tobacco & Tobacco Products (0.1%):
Reynolds American, Inc.	840	54
Tools & Hardware Manufacturing (0.1%):
Black & Decker Corp.	323	29
Snap-on, Inc.	284	14
Stanley Works	403	23
		66
Toys (0.1%):
Hasbro, Inc.	785	23
Mattel, Inc.	1,937	41
		64
Transportation Services (0.9%):
C.H. Robinson Worldwide, Inc.	847	42
Expeditors International of Washington, Inc.	989	50
FedEx Corp.	1,516	157
United Parcel Service, Inc., Class B	5,154	387
		636
Trucking & Leasing (0.0%):
Ryder Systems, Inc.	294	14
Utilities — Electric (3.0%):
AES Corp. (b)	3,283	70
Allegheny Energy, Inc. (b)	815	49
Ameren Corp.	1,019	55
American Electric Power Co.	1,960	95
CenterPoint Energy, Inc.	1,577	26
CMS Energy Corp.	1,103	19
Consolidated Edison Co. of New York, Inc.	1,330	63
Constellation Energy Group, Inc.	886	84
Dominion Resources, Inc.	1,429	131
DTE Energy Co.	838	42
Duke Energy Corp.	6,188	119
Dynegy, Inc., Class A (b)	2,433	22
Edison International	1,600	93
Entergy Corp.	961	115
Exelon Corp.	3,310	274

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
FirstEnergy Corp.	1,497	$104
FPL Group, Inc.	1,997	137
Integrys Energy Group, Inc.	373	20
NiSource, Inc.	1,346	28
PG&E Corp.	1,735	85
Pinnacle West Capital Corp.	493	20
PPL Corp.	1,881	97
Progress Energy, Inc.	1,271	61
Public Service Enterprise Group	1,248	119
Southern Co.	3,714	136
TECO Energy, Inc.	1,034	17
Xcel Energy, Inc.	2,062	47
		2,128
Utilities — Natural Gas (0.1%):
NICOR, Inc.	222	9
Sempra Energy	1,296	80
		89
Utilities — Telecommunications (3.3%):
Alltel Corp.	1,720	122
AT&T, Inc.	29,945	1,251
CenturyTel, Inc.	549	24
Sprint Nextel Corp.	13,976	239
Verizon Communications, Inc.	14,251	657
Windstream Corp.	2,344	32
		2,325
Total Common Stocks (Cost $21,832)		66,779
Investment Companies (1.2%)
SPDR Trust Series I	5,395	834
Total Investment Companies (Cost $764)		834
U.S. Treasury Bills (0.5%)
U.S. Treasury Bills, 3.66% (a), 12/20/07 (d)	$350	348
Total U.S. Treasury Bills (Cost $348)		348
Total Investments (Cost $26,814) — 100.4%		71,831
Liabilities in excess of other assets — (0.4)%		(293)
NET ASSETS — 100.0%		$71,538

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  Investment in affiliate.

(d)  Serves as collateral for futures contracts.

LLC — Limited Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Number of Contracts	Value
Futures Contracts (6.5%):
S&P 500 Index, expiring December 20, 2007	12	$4,665
Total Futures Contracts (Cost $4,494)

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Established Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (2.5%)
Dexia Delaware LLC, 4.79% (a), 11/1/07	$7,432	$7,431
Total Commercial Paper (Amortized Cost $7,431)		7,431
Common Stocks (97.1%)
Aerospace/Defense (1.3%):
General Dynamics Corp.	42,000	3,820
Automotive Parts (1.9%):
BorgWarner, Inc.	23,500	2,484
Eaton Corp.	32,000	2,963
		5,447
Banks (1.6%):
Cullen/Frost Bankers, Inc. (b)	85,400	4,542
Brokerage Services (1.0%):
Wadell & Reed Financial, Inc., Class A (b)	92,000	3,056
Chemicals (3.0%):
Agrium, Inc. (b)	78,000	4,958
PPG Industries, Inc.	52,000	3,887
		8,845
Coal (1.5%):
Peabody Energy Corp.	78,000	4,349
Computers & Peripherals (2.8%):
CACI International, Inc., Class A (c)	68,000	3,662
Computer Sciences Corp. (c)	37,000	2,160
Western Digital Corp. (c)	89,000	2,307
		8,129
Containers & Packaging (5.2%):
Owens-Illinois, Inc. (b) (c)	139,000	6,174
Packaging Corp. of America (b)	195,000	6,209
Pactiv Corp. (c)	98,000	2,692
		15,075
Electrical Components & Equipment (1.3%):
Gentex Corp. (b)	181,000	3,761
Electronics (9.7%):
AVX Corp. (b)	300,000	4,635
Flextronics International Ltd. (b) (c)	380,000	4,678
Hubbell, Inc., Class B	136,000	7,480
Johnson Controls, Inc. (b)	147,600	6,453
Tektronix, Inc.	129,000	4,883
		28,129
Financial Services (2.9%):
AMBAC Financial Group, Inc. (b)	44,000	1,620
Ameriprise Financial, Inc.	108,000	6,802
		8,422

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Distributors, Supermarkets & Wholesalers (1.1%):
SUPERVALU, Inc.	81,000	$3,139
Health Care (2.6%):
Coventry Health Care, Inc. (c)	65,000	3,920
Manor Care, Inc.	56,500	3,762
		7,682
Heavy Machinery (1.1%):
Deere & Co.	20,000	3,098
Human Resources (1.7%):
Hewitt Associates, Inc., Class A (b) (c)	141,000	4,974
Insurance (5.4%):
Alleghany Corp. (b) (c)	15,708	6,174
Hartford Financial Services Group, Inc.	28,000	2,717
HCC Insurance Holdings, Inc. (b)	129,000	3,856
Old Republic International Corp.	187,500	2,874
		15,621
Lodging (1.7%):
Wyndham Worldwide Corp. (b)	151,000	4,957
Manufacturing — Diversified (2.8%):
Parker Hannifin Corp.	52,500	4,219
Pentair, Inc. (b)	109,000	3,858
		8,077
Manufacturing — Miscellaneous (2.2%):
ITT Industries, Inc.	95,000	6,357
Medical Supplies (2.8%):
Becton Dickinson & Co.	40,100	3,347
Dade Behring Holdings, Inc.	64,000	4,923
		8,270
Oil & Gas Exploration — Production & Services (8.4%):
Cimarex Energy Co. (b)	200,000	8,102
Devon Energy Corp. (b)	84,000	7,846
Newfield Exploration Co. (b) (c)	102,400	5,513
Patterson-UTI Energy, Inc. (b)	148,000	2,951
		24,412
Oil Companies — Integrated (1.8%):
Occidental Petroleum Corp.	76,000	5,248
Oil Marketing & Refining (1.5%):
Valero Energy Corp.	61,000	4,296
Oilfield Services & Equipment (1.2%):
Helix Energy Solutions Group, Inc. (b) (c)	77,000	3,561
Paint, Varnishes & Enamels (1.0%):
Sherwin-Williams Co. (b)	46,000	2,940
Pharmaceuticals (2.1%):
AmerisourceBergen Corp.	81,000	3,816

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Forest Laboratories, Inc. (c)	59,000	$2,305
PharMerica Corp. (c)	6,753	108
		6,229
Pipelines (1.7%):
National Fuel Gas Co. (b)	100,000	4,849
Primary Metal & Mineral Production (2.6%):
Freeport-McMoRan Copper & Gold, Inc., Class B (b)	65,000	7,649
Railroads (1.3%):
Burlington Northern/Santa Fe Corp.	44,000	3,835
Real Estate Investment Trusts (4.3%):
AMB Property Corp. (b)	71,000	4,640
Annaly Capital Management, Inc.	331,000	5,657
CBL & Associates Properties, Inc. (b)	64,000	2,119
		12,416
Recreational Vehicles (0.7%):
Winnebago Industries, Inc. (b)	75,000	1,934
Restaurants (1.7%):
Yum! Brands, Inc.	124,000	4,993
Retail — Discount (1.1%):
Dollar Tree Stores, Inc. (b)	85,000	3,256
Retail — Specialty Stores (1.3%):
Barnes & Noble, Inc. (b)	101,500	3,922
Semiconductors (5.3%):
Integrated Device Technology, Inc. (b) (c)	133,000	1,786
International Rectifier Corp. (b) (c)	62,000	2,070
Novellus Systems, Inc. (b) (c)	125,000	3,551
STMicroelectronics N.V., NY Shares (b)	240,000	4,106
Teradyne, Inc. (b) (c)	314,000	3,875
		15,388
Software & Computer Services (3.3%):
Digital River, Inc. (b) (c)	60,000	3,184
National Instruments Corp. (b)	86,000	2,790
Sybase, Inc. (b) (c)	127,000	3,632
		9,606
Transportation Services (1.2%):
Con-way, Inc. (b)	85,500	3,643
Utilities — Electric (1.0%):
Exelon Corp.	37,000	3,063
Utilities — Natural Gas (2.0%):
Sempra Energy (b)	93,000	5,720
Total Common Stocks (Cost $177,588)		282,710

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Short-Term Securities Held as Collateral for Securities Lending (31.9%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$92,954	$92,954
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $92,954)		92,954
Total Investments (Cost $277,973) — 131.5%		383,095
Liabilities in excess of other assets — (31.5)%		(91,849)
NET ASSETS — 100.0%		$291,246

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

LLC — Limited Liability Co.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	Value Fund		Stock Index Fund	Established Value Fund
ASSETS:
Investments, at value (Cost $250,399, $26,814 and $277,973) (a)	$278,393		$71,831	$383,095
Cash	50		50	50
Interest and dividends receivable	208		60	116
Receivable for capital shares issued	73		20	158
Receivable for investments sold	412		—	1,444
Receivable from adviser	6		—	—
Net receivable for variation margin on futures contracts	—		57	—
Prepaid expenses	32		14	18
Total Assets	279,174		72,032	384,881
LIABILITIES:
Payable for investments purchased	1,127		—	—
Payable for capital shares redeemed	286		446	323
Payable for return of collateral received	47,584		—	92,954
Accrued expenses and other payables:
Investment advisory fees	147		15	136
Administration fees	18		6	23
Custodian fees	4		2	5
Accounting fees	—	(b)	1	— (b)
Transfer agent fees	13		4	45
Trustee fees	1		— (b)	1
Shareholder servicing fees — Class A Shares	10		7	3
Shareholder servicing fees — Class R Shares	—		4	—
12b-1 fees — Class C Shares	1		—	—
12b-1 fees — Class R Shares	2		—	117
Other accrued expenses	15		9	28
Total Liabilities	49,208		494	93,635
NET ASSETS:
Capital	181,120		74,466	154,828
Accumulated undistributed net investment income (loss)	101		67	(21)
Accumulated undistributed net realized gains (losses) from investments and futures	20,751		(48,183)	31,317
Net unrealized appreciation on investments and futures	27,994		45,188	105,122
Net Assets	$229,966		$71,538	$291,246
Net Assets
Class A Shares	$46,436		$50,880	$12,129
Class C Shares	727		—	—
Class R Shares	4,204		20,658	279,117
Class I Shares	178,599		—	—
Total	$229,966		$71,538	$291,246
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	2,880		2,204	408
Class C Shares	46		—	—
Class R Shares	262		896	9,465
Class I Shares	11,113		—	—
Total	14,301		3,100	9,873
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$16.12		$23.08	$29.70
Class C Shares (c)	$15.93		—	—
Class R Shares	$16.05		$23.06	$29.49
Class I Shares	$16.07		—	—
Maximum Sales Charge — Class A Shares	5.75%		5.75%	5.75%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$17.10		$24.49	$31.51

(a)  Value Fund and Established Value Fund include securities on loan of $46,635 and $90,965, respectively.

(b)  Rounds to less than $1,000.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

	Value Fund	Stock Index Fund	Established Value Fund
Investment Income:
Interest income	$260	$166	$446
Dividend income	4,190	1,381	3,769
Income from securities lending, net	126	—	60
Total Income	4,576	1,547	4,275
Expenses:
Investment advisory fees	1,714	185	1,617
Administration fees	216	70	277
Shareholder servicing fees — Class A Shares	489	81	30
Shareholder servicing fees — Class R Shares	—	50	—
12b-1 fees — Class C Shares	8	—	—
12b-1 fees — Class R Shares	22	—	1,403
Accounting fees	3	4	4
Custodian fees	45	29	53
Transfer agent fees	41	13	53
Transfer agent fees — Class A Shares	20	13	6
Transfer agent fees — Class C Shares	1	—	—
Transfer agent fees — Class R Shares	1	10	78
Transfer agent fees — Class I Shares (a)	2	—	—
Trustees' fees	18	6	24
Chief Compliance Officer fees	5	2	6
Legal and audit fees	30	9	38
Other expenses	59	45	110
Total Expenses	2,674	517	3,699
Expenses waived/reimbursed by Adviser	(17)	—	—
Net Expenses	2,657	517	3,699
Net Investment Income	1,919	1,030	576
Realized/Unrealized Gains (Losses) from Investment and Futures Transactions
Net realized gains from investment transactions	21,229	13,157	36,226
Net realized gains from futures transactions	—	637	—
Change in unrealized appreciation/depreciation on investments and futures	8,110	(4,880)	9,329
Net realized/unrealized gains (losses) from investment and futures transactions	29,339	8,914	45,555
Net increase from payments by Adviser	172	61	219
Change in net assets resulting from operations	$31,430	$10,005	$46,350

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$1,919	$1,022	$1,030	$1,070	$576	$1,250
Net realized gains from investment transactions	21,229	38,770	13,157	11,625	36,226	56,107
Net realized gains from futures transactions	—	—	637	193	—	—
Net change in unrealized appreciation/depreciation on investments and futures	8,110	1,661	(4,880)	(161)	9,329	(13,213)
Net increase from payments by Adviser	172	32	61	12	219	42
Change in net assets resulting from operations	31,430	41,485	10,005	12,739	46,350	44,186
Distributions to shareholders:
From net investment income:
Class A Shares	(1,303)	(1,020)	(822)	(866)	(45)	(58)
Class C Shares	(1)	—	—	—	—	—
Class R Shares	(21)	(5)	(263)	(208)	(771)	(1,299)
Class I Shares (a)	(697)	—	—	—	—	—
From net realized gains on investment transactions:
Class A Shares	(31,154)	—	—	—	(1,890)	(791)
Class C Shares	(140)	—	—	—	—	—
Class R Shares	(634)	—	—	—	(47,526)	(28,827)
Change in net assets resulting from distributions to shareholders	(33,950)	(1,025)	(1,085)	(1,074)	(50,232)	(30,975)
Change in net assets from capital transactions	7,611	(20,819)	(18,243)	(22,231)	5,850	(11,170)
Change in net assets	5,091	19,641	(9,323)	(10,566)	1,968	2,041
Net Assets:
Beginning of period	224,875	205,234	80,861	91,427	289,278	287,237
End of period	$229,966	$224,875	$71,538	$80,861	$291,246	$289,278
Accumulated undistributed net investment income (loss)	$101	$32	$67	$63	$(21)	$—

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$19,962	$22,267	$6,691	$6,781	$2,636	$6,063
Dividends reinvested	32,320	1,014	804	849	1,825	807
Cost of shares redeemed	(214,409)	(42,646)	(23,803)	(30,045)	(3,453)	(3,355)
Total Class A Shares	$(162,127)	$(19,365)	$(16,308)	$(22,415)	$1,008	$3,515
Class C Shares:
Proceeds from shares issued	$125	$341	—	—	—	—
Dividends reinvested	70	—	—	—	—	—
Cost of shares redeemed	(410)	(311)	—	—	—	—
Total Class C Shares	$(215)	$30	—	—	—	—
Class R Shares:
Proceeds from shares issued	$83	$146	$3,756	$6,282	$9,264	$6,827
Dividends reinvested	625	5	257	202	44,924	27,867
Cost of shares redeemed	(891)	(1,635)	(5,948)	(6,300)	(49,346)	(49,379)
Total Class R Shares	$(183)	$(1,484)	$(1,935)	$184	$4,842	$(14,685)
Class I Shares (a):
Proceeds from shares issued	$174,140	—	—	—	—	—
Dividends reinvested	697	—	—	—	—	—
Cost of shares redeemed	(4,701)	—	—	—	—	—
Total Class I Shares	$170,136	—	—	—	—	—
Change in net assets from capital transactions	$7,611	$(20,819)	$(18,243)	$(22,231)	$5,850	$(11,170)
Share Transactions:
Class A Shares:
Issued	1,326	1,446	311	360	94	212
Reinvested	2,240	67	37	45	70	30
Redeemed	(14,043)	(2,798)	(1,106)	(1,587)	(122)	(119)
Total Class A Shares	(10,477)	(1,285)	(758)	(1,182)	42	123
Class C Shares:
Issued	9	22	—	—	—	—
Reinvested	5	—	—	—	—	—
Redeemed	(28)	(20)	—	—	—	—
Total Class C Shares	(14)	2	—	—	—	—
Class R Shares:
Issued	6	10	170	328	331	237
Reinvested	43	— (b)	12	11	1,741	1,044
Redeemed	(59)	(108)	(275)	(329)	(1,775)	(1,723)
Total Class R Shares	(10)	(98)	(93)	10	297	(442)
Class I Shares (a):
Issued	11,366	—	—	—	—	—
Reinvested	44	—	—	—	—	—
Redeemed	(297)	—	—	—	—	—
Total Class I Shares	11,113	—	—	—	—	—
Change in shares	612	(1,381)	(851)	(1,172)	339	(319)

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Rounds to less than 1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Value Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$16.43		$13.62	$12.85	$11.41	$9.65
Investment Activities:
Net investment income	0.23		0.07	0.12	0.10	0.10
Net realized and unrealized gains on investments	1.89		2.81	0.78	1.45	1.75
Total from Investment Activities	2.12		2.88	0.90	1.55	1.85
Distributions to Shareholders:
From net investment income	(0.10)		(0.07)	(0.13)	(0.11)	(0.09)
From net realized gains on investments	(2.33)		—	—	—	—
Total Distributions	(2.43)		(0.07)	(0.13)	(0.11)	(0.09)
Net Asset Value, End of Period	$16.12		$16.43	$13.62	$12.85	$11.41
Total Return (excludes sales charge)	14.77	%(a)	21.22%	7.00%	13.70%	19.23%
Ratios/Supplemental Data:
Net assets at end of period (000)	$46,436		$219,428	$199,406	$227,185	$227,586
Ratio of expenses to average net assets	1.19%		1.22%	1.26%	1.25%	1.25%
Ratio of net investment income to average net assets	0.84%		0.48%	0.91%	0.80%	0.95%
Ratio of expenses to average net assets (b)	1.19%		1.22%	1.29%	1.25%	1.25%
Ratio of net investment income to average net assets (b)	0.84%		0.48%	0.88%	0.80%	0.95%
Portfolio turnover (c)	104%		104%	110%	86%	97%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Period Ended October 31, 2003(a)
Net Asset Value, Beginning of Period	$16.30		$13.56	$12.83	$11.40	$9.13
Investment Activities:
Net investment income (loss)	—	(b)	(0.05)	0.02	0.05	0.06
Net realized and unrealized gains on investments	1.98		2.79	0.78	1.44	2.27
Total from Investment Activities	1.98		2.74	0.80	1.49	2.33
Distributions to Shareholders:
From net investment income	(0.02)		—	(0.07)	(0.06)	(0.06)
From net realized gains on investments	(2.33)		—	—	—	—
Total Distributions	(2.35)		—	(0.07)	(0.06)	(0.06)
Net Asset Value, End of Period	$15.93		$16.30	$13.56	$12.83	$11.40
Total Return (excludes contingent deferred sales charge) (c)	13.86	%(d)	20.21%	6.24%	13.13%	25.65%
Ratios/Supplemental Data:
Net assets at end of period (000)	$727		$982	$792	$334	$92
Ratio of expenses to average net assets (e)	2.00%		2.00%	2.00%	1.75%	1.72%
Ratio of net investment income (loss) to average net assets (e)	(0.03)%		(0.32)%	(0.08)%	0.36%	0.32%
Ratio of expenses to average net assets (e) (f)	3.25%		2.77%	3.39%	4.63%	3.74%
Ratio of net investment income (loss) to average net assets (e) (f)	(1.28)%		(1.09)%	1.47%	(2.52)%	(1.70)%
Portfolio turnover (g)	104%		104%	110%	86%	97%

(a)  Class C shares commenced operations March 1, 2003.

(b)  Rounds to less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$16.41		$13.60	$12.83	$11.39	$9.64
Investment Activities:
Net investment income	0.06		0.02	0.08	0.06	0.06
Net realized and unrealized gains on investments	1.98		2.81	0.77	1.45	1.76
Total from Investment Activities	2.04		2.83	0.85	1.51	1.82
Distributions to Shareholders:
From net investment income	(0.07)		(0.02)	(0.08)	(0.07)	(0.07)
From net realized gains on investments	(2.33)		—	—	—	—
Total Distributions	(2.40)		(0.02)	(0.08)	(0.07)	(0.07)
Net Asset Value, End of Period	$16.05		$16.41	$13.60	$12.83	$11.39
Total Return	14.21	%(a)	20.80%	6.64%	13.32%	19.00%
Ratios/Supplemental Data:
Net assets at end of period (000)	$4,204		$4,465	$5,036	$7,267	$9,398
Ratio of expenses to average net assets	1.60%		1.59%	1.60%	1.50%	1.50%
Ratio of net investment income to average net assets	0.40%		0.12%	0.64%	0.54%	0.70%
Ratio of expenses to average net assets (b)	1.75%		1.77%	1.78%	1.90%	1.89%
Ratio of net investment income (loss) to average net assets (b)	0.24%		(0.06)%	0.46%	0.14%	0.31%
Portfolio turnover (c)	104%		104%	110%	86%	97%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Value Fund
Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$15.32
Investment Activities:
Net investment income	0.02
Net realized and unrealized gains on investments	0.79
Total from Investment Activities	0.81
Distributions to Shareholders:
From net investment income	(0.06)
Total Distributions	(0.06)
Net Asset Value, End of Period	$16.07
Total Return (b)	5.31%
Ratios/Supplemental Data:
Net assets at end of period (000)	$178,599
Ratio of expenses to average net assets (c)	0.91%
Ratio of net investment income to average net assets (c)	0.90%
Portfolio turnover (d)	104%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$20.47		$17.85	$16.78	$15.59	$13.12
Investment Activities:
Net investment income	0.31		0.25	0.27	0.16	0.13 (a)
Net realized and unrealized gains on investments	2.63		2.62	1.07	1.19	2.49
Total from Investment Activities	2.94		2.87	1.34	1.35	2.62
Distributions to Shareholders:
From net investment income	(0.33)		(0.25)	(0.27)	(0.16)	(0.15)
Total Distributions	(0.33)		(0.25)	(0.27)	(0.16)	(0.15)
Net Asset Value, End of Period	$23.08		$20.47	$17.85	$16.78	$15.59
Total Return (excludes sales charge)	14.46	%(b)	16.17%	7.98%	8.69%	20.11%
Ratios/Supplemental Data:
Net assets at end of period (000)	$50,880		$60,631	$73,971	$88,330	$89,619
Ratio of expenses to average net assets	0.66%		0.70%	0.70%	0.69%	0.79%
Ratio of net investment income to average net assets	1.43%		1.29%	1.48%	0.96%	0.98%
Ratio of expenses to average net assets (c)	0.66%		0.85%	0.85%	0.86%	0.96%
Ratio of net investment income to average net assets (c)	1.43%		1.14%	1.33%	0.79%	0.81%
Portfolio turnover (d)	12%		5%	8%	3%	12%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$20.45		$17.83	$16.77	$15.57	$13.12
Investment Activities:
Net investment income	0.28		0.21	0.22	0.11	0.09
Net realized and unrealized gains on investments	2.62		2.62	1.07	1.21	2.49
Total from Investment Activities	2.90		2.83	1.29	1.32	2.58
Distributions to Shareholders:
From net investment income	(0.29)		(0.21)	(0.23)	(0.12)	(0.13)
Total Distributions	(0.29)		(0.21)	(0.23)	(0.12)	(0.13)
Net Asset Value, End of Period	$23.06		$20.45	$17.83	$16.77	$15.57
Total Return	14.28	%(a)	15.96%	7.71%	8.50%	19.82%
Ratios/Supplemental Data:
Net assets at end of period (000)	$20,658		$20,230	$17,456	$18,282	$20,526
Ratio of expenses to average net assets	0.81%		0.89%	0.90%	0.94%	0.98%
Ratio of net investment income to average net assets	1.27%		1.08%	1.23%	0.70%	0.71%
Ratio of expenses to average net assets (b)	0.81%		1.10%	1.17%	1.38%	1.71%
Ratio of net investment income (loss) to average net assets (b)	1.27%		0.87%	0.96%	0.26%	(0.02)%
Portfolio turnover (c)	12%		5%	8%	3%	12%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$30.50		$29.31	$27.91	$26.67	$21.28
Investment Activities:
Net investment income	0.09		0.14	0.04	0.09	0.12
Net realized and unrealized gains on investments	4.41		4.24	4.32	3.40	5.37
Total from Investment Activities	4.50		4.38	4.36	3.49	5.49
Distributions to Shareholders:
From net investment income	(0.10)		(0.17)	(0.05)	(0.05)	(0.10)
From net realized gains on investments	(5.20)		(3.02)	(2.91)	(2.20)	—
Total Distributions	(5.30)		(3.19)	(2.96)	(2.25)	(0.10)
Net Asset Value, End of Period	$29.70		$30.50	$29.31	$27.91	$26.67
Total Return (excludes sales charge)	17.34	%(a)	16.49%	16.92%	14.17%	25.90%
Ratios/Supplemental Data:
Net assets at end of period (000)	$12,129		$11,146	$7,112	$23,505	$21,370
Ratio of expenses to average net assets	1.13%		1.23%	1.21%	1.11%	1.12%
Ratio of net investment income to average net assets	0.33%		0.49%	0.36%	0.33%	0.57%
Ratio of expenses to average net assets (b)	1.13%		1.23%	1.27%	1.13%	1.16%
Ratio of net investment income to average net assets (b)	0.33%		0.49%	0.30%	0.31%	0.53%
Portfolio turnover (c)	35%		49%	22%	45%	43%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$30.33		$29.15	$27.80	$26.61	$21.24
Investment Activities:
Net investment income	0.05		0.12	0.02	0.02	0.06
Net realized and unrealized gains on investments	4.38		4.21	4.27	3.41	5.38
Total from Investment Activities	4.43		4.33	4.29	3.43	5.44
Distributions to Shareholders:
From net investment income	(0.07)		(0.13)	(0.03)	(0.04)	(0.07)
From net realized gains from investments	(5.20)		(3.02)	(2.91)	(2.20)	—
Total Distributions	(5.27)		(3.15)	(2.94)	(2.24)	(0.07)
Net Asset Value, End of Period	$29.49		$30.33	$29.15	$27.80	$26.61
Total Return	17.17	%(a)	16.41%	16.70%	13.93%	25.69%
Ratios/Supplemental Data:
Net assets at end of period (000)	$279,117		$278,132	$280,125	$290,445	$285,747
Ratio of expenses to average net assets	1.27%		1.32%	1.36%	1.34%	1.35%
Ratio of net investment income to average net assets	0.19%		0.43%	0.09%	0.10%	0.29%
Ratio of expenses to average net assets (b)	1.27%		1.32%	1.40%	1.37%	1.43%
Ratio of net investment income to average net assets (b)	0.19%		0.43%	0.05%	0.07%	0.21%
Portfolio turnover (c)	35%		49%	22%	45%	43%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Papers (5.5%)
Dexia Delaware LLC, 4.79% (a), 11/1/07	$61,787	$61,779
Total Commercial Papers (Amortized Cost $61,779)		61,779
Common Stocks (95.0%)
Aerospace/Defense (1.4%):
Hexcel Corp. (b) (c)	615,300	15,401
Banks (3.0%):
City National Corp.	246,400	16,656
Colonial BancGroup, Inc. (c)	881,590	16,909
		33,565
Beverages (0.8%):
Brown-Forman Corp., Class B	124,900	9,240
Building — Residential & Commercial (1.0%):
Granite Construction, Inc. (c)	273,327	11,704
Casinos & Gaming (0.8%):
Melco PBL Entertainment (Macau) Ltd., ADR (b) (c)	594,875	9,458
Chemicals (4.1%):
Celanese Corp., Series A	440,380	18,478
The Mosaic Co. (b) (c)	273,280	19,075
Zoltek Cos., Inc. (b) (c)	190,200	8,417
		45,970
Coal (1.7%):
Peabody Energy Corp.	347,480	19,372
Computers & Peripherals (2.9%):
Network Appliance, Inc. (b) (c)	469,725	14,792
Western Digital Corp. (b)	680,884	17,648
		32,440
Consulting Services (1.7%):
Watson Wyatt Worldwide, Inc., Class A	399,331	19,036
Distribution/Wholesale (1.4%):
WESCO International, Inc. (b) (c)	332,700	15,520
Electrical Equipment (0.5%):
American Superconductor Corp. (b) (c)	199,150	5,407
Energy — Alternative Sources (2.3%):
First Solar, Inc. (b) (c)	48,615	7,720
SunPower Corp., Class A (b) (c)	74,100	9,371
Suntech Power Holdings Co., Ltd., ADR (b) (c)	152,600	8,987
		26,078
Engineering (1.2%):
Jacobs Engineering Group, Inc. (b)	152,510	13,291

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financial Services (3.7%):
Affiliated Managers Group, Inc. (b) (c)	134,255	$17,661
AMBAC Financial Group, Inc. (c)	229,150	8,440
Ameriprise Financial, Inc.	243,900	15,361
		41,462
Food Processing & Packaging (2.5%):
H.J. Heinz Co.	293,200	13,716
McCormick & Co., Inc. (c)	416,700	14,597
		28,313
Health Care (1.1%):
Humana, Inc. (b) (c)	162,066	12,147
Heavy Machinery (1.4%):
NACCO Industries, Inc., Class A (c)	52,500	5,438
Terex Corp. (b)	133,900	9,938
		15,376
Hotels & Motels (0.8%):
Orient-Express Hotels Ltd. (c)	129,300	8,379
Insurance (5.7%):
Arch Capital Group Ltd. (b)	189,500	14,169
Nationwide Financial Services, Inc.	347,804	18,660
Principal Financial Group (c)	457,400	30,952
		63,781
Iron/Steel (2.1%):
Commercial Metals Co.	761,335	23,891
Manufacturing — Miscellaneous (3.2%):
Harsco Corp.	327,730	19,867
Trinity Industries, Inc. (c)	434,800	15,714
		35,581
Medical — Information Systems (1.6%):
Cerner Corp. (b) (c)	307,655	18,324
Minerals (1.4%):
Teck Cominco Ltd., Class B (c)	324,268	16,213
Mining (1.4%):
Agnico-Eagle Mines Ltd. (c)	266,600	15,167
Oil & Gas Exploration — Production & Services (5.1%):
Chesapeake Energy Corp. (c)	562,200	22,195
Nexen, Inc. (c)	555,300	18,775
Noble Corp.	305,800	16,192
		57,162
Oil Companies — Integrated (1.3%):
Hess Corp.	209,665	15,014
Oilfield Services & Equipment (0.7%):
Global Industries Ltd. (b)	326,400	8,036

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pharmaceuticals (4.1%):
AmerisourceBergen Corp.	420,800	$19,824
Pharmaceutical Product Development, Inc. (c)	288,820	12,200
Watson Pharmaceuticals, Inc. (b) (c)	435,550	13,310
		45,334
Pipelines (1.6%):
National Fuel Gas Co. (c)	371,800	18,029
Publishing (0.5%):
Meredith Corp.	89,641	5,580
Real Estate Investment Trusts (3.2%):
HCP, Inc. (c)	540,710	18,406
SL Green Realty Corp. (c)	145,980	17,614
		36,020
Restaurants (0.7%):
Chipotle Mexican Grill, Inc., Class B (b) (c)	59,657	7,357
Retail — Catalog Shopping (0.6%):
MSC Industrial Direct Co., Inc., Class A	145,277	7,076
Retail — Department Stores (2.5%):
Kohl's Corp. (b)	242,595	13,335
Nordstrom, Inc. (c)	375,295	14,802
		28,137
Retail — Discount (1.4%):
TJX Cos., Inc. (c)	542,100	15,683
Semiconductors (6.5%):
Cypress Semiconductor Corp. (b) (c)	555,146	20,291
Emulex Corp. (b) (c)	495,030	10,722
Fairchild Semiconductor International, Inc. (b)	946,115	17,267
Intersil Corp., Class A	485,800	14,739
Maxim Integrated Products, Inc.	343,745	9,315
		72,334
Software (1.2%):
Quest Software, Inc. (b) (c)	787,100	13,696
Steel (1.5%):
Cleveland-Cliffs, Inc. (c)	170,760	16,333
Telecommunications-Services & Equipment (2.9%):
CommScope, Inc. (b) (c)	243,000	11,462
Harris Corp.	347,500	21,045
		32,507
Transportation Services (1.9%):
GATX Corp. (c)	311,800	12,774
J. B. Hunt Transport Services, Inc. (c)	307,170	8,515
		21,289
Utilities — Electric (3.8%):
MDU Resources Group, Inc. (c)	811,500	22,852
Wisconsin Energy Corp.	412,200	19,736
		42,588

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Utilities — Natural Gas (3.2%):
Energen Corp. (c)	312,500	$20,000
Southern Union Co.	498,400	15,700
		35,700
Utilities — Telecommunications (0.8%):
Windstream Corp. (c)	681,700	9,169
Utilities — Water (1.5%):
Aqua America, Inc. (c)	705,200	16,403
Wire & Cable Products (2.3%):
Belden, Inc.	143,840	8,381
General Cable Corp. (b) (c)	236,169	17,002
		25,383
Total Common Stocks (Cost $935,965)		1,063,946
Investment Companies (0.5%)
iShares Cohen & Steers Realty Majors Index Fund	60,300	5,686
Total Investment Companies (Cost $5,303)		5,686
Short-Term Securities Held as Collateral for Securities Lending (32.8%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$367,333	367,333
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $367,333)		367,333
Total Investments (Cost $1,370,380) — 133.8%		1,498,744
Liabilities in excess of other assets — (33.8)%		(378,897)
NET ASSETS — 100.0%		$1,119,847

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR — American Depositary Receipt

LLC — Limited Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Small Company Opportunity Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Papers (3.5%)
Dexia Delaware LLC, 4.79% (a), 11/1/07	$11,118	$11,116
Total Commercial Papers (Amortized Cost $11,116)		11,116
Common Stocks (95.4%)
Automotive (1.7%):
Group 1 Automotive, Inc. (b)	164,000	5,092
Sonic Automotive, Inc., Class A	15,960	403
		5,495
Automotive Parts (1.0%):
Commercial Vehicle Group, Inc. (b) (c)	226,000	3,080
Banks (3.6%):
Boston Private Financial Holdings, Inc. (b)	103,000	2,962
First Midwest Bancorp, Inc.	47,000	1,583
Independent Bank Corp. (b)	70,000	2,071
UCBH Holdings, Inc.	139,000	2,373
Wintrust Financial Corp. (b)	66,000	2,425
		11,414
Brokerage Services (0.6%):
Wadell & Reed Financial, Inc., Class A	57,000	1,894
Building Materials (2.9%):
ABM Industries, Inc. (b)	180,300	4,241
Simpson Manufacturing Co., Inc. (b)	54,000	1,619
Texas Industries, Inc. (b)	27,000	1,973
Universal Forest Products, Inc. (b)	36,000	1,289
		9,122
Building — Residential & Commercial (0.7%):
Skyline Corp.	62,500	2,215
Chemicals (1.7%):
A. Schulman, Inc.	62,858	1,484
Olin Corp.	129,000	2,939
Rockwood Holdings, Inc. (c)	28,000	1,094
		5,517
Coal (1.2%):
Foundation Coal Holdings, Inc.	89,500	3,824
Commercial Services (0.7%):
Steiner Leisure Ltd. (c)	50,000	2,249
Computers & Peripherals (2.6%):
Imation Corp.	115,200	2,567
Manhattan Associates, Inc. (c)	55,000	1,659
Silicon Storage Technology, Inc. (c)	604,000	2,005
Xyratex Ltd. (c)	117,500	2,007
		8,238

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consulting Services (0.6%):
Watson Wyatt Worldwide, Inc., Class A	40,500	$1,931
Consumer Products (0.6%):
CSS Industries, Inc. (b)	45,000	1,782
Distribution/Wholesale (0.3%):
United Stationers, Inc. (b) (c)	14,800	857
Electrical Components & Equipment (0.9%):
Gentex Corp. (b)	141,000	2,930
Electrical Equipment (0.4%):
Regal-Beloit Corp. (b)	23,000	1,128
Electronics (6.4%):
Advanced Energy Industries, Inc. (b) (c)	70,000	1,120
Analogic Corp. (b)	32,500	1,857
Benchmark Electronics, Inc. (c)	101,000	2,071
CTS Corp.	89,000	1,099
Hubbell, Inc., Class B	91,000	5,005
Orbotech Ltd. (c)	211,000	4,368
Plexus Corp. (c)	97,000	2,503
TTM Technologies, Inc. (c)	195,000	2,502
		20,525
Engineering (0.1%):
Michael Baker Corp. (c)	9,000	475
Financial Services (1.3%):
Calamos Asset Management, Inc.	65,000	2,211
Piper Jaffray Cos., Inc. (b) (c)	37,000	1,902
		4,113
Food Processing & Packaging (0.4%):
J & J Snack Foods Corp. (b)	38,977	1,388
Health Care (0.7%):
Magellan Health Services, Inc. (b) (c)	52,000	2,189
Heavy Machinery (0.5%):
NACCO Industries, Inc., Class A (b)	16,000	1,658
Insurance (7.7%):
Alfa Corp. (b)	52,500	955
Allied World Assurance Holdings Ltd.	34,000	1,629
Argo Group International Holdings Ltd. (c)	29,500	1,257
Aspen Insurance Holdings Ltd.	122,000	3,338
Assured Guaranty Ltd. (b)	129,500	2,988
Delphi Financial Group, Inc. (b)	61,537	2,384
Max Re Capital Ltd. (b)	108,000	3,055
National Western Life Insurance Co., Class A (b)	21,000	4,563
Stewart Information Services Corp.	67,000	1,943
Zenith National Insurance Corp.	59,000	2,371
		24,483

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Internet (2.1%):
EarthLink, Inc. (c)	515,000	$4,074
Websense, Inc. (b) (c)	146,000	2,686
		6,760
Lasers — Systems & Components (1.2%):
Cymer, Inc. (c)	30,000	1,275
Excel Technology, Inc. (c)	91,000	2,561
		3,836
Machine — Diversified (0.7%):
Gardner Denver, Inc. (c)	29,000	1,048
Nordson Corp.	21,000	1,123
		2,171
Machinery — Construction & Mining (0.8%):
Astec Industries, Inc. (b) (c)	58,000	2,629
Manufacturing — Diversified (1.9%):
A.O. Smith Corp. (b)	57,000	2,131
Federal Signal Corp. (b)	302,000	4,044
		6,175
Manufacturing — Miscellaneous (4.3%):
AptarGroup, Inc. (b)	91,500	4,090
Lancaster Colony Corp. (b)	110,000	4,419
Matthews International Corp. (b)	59,900	2,730
Portec Rail Products, Inc.	212,000	2,569
		13,808
Media (0.4%):
Journal Communications, Inc., Class A (b)	140,000	1,247
Medical Equipment & Supplies (1.6%):
Datascope Corp.	17,000	614
Orthofix International N.V. (b) (c)	42,000	2,264
STERIS Corp.	80,000	2,323
		5,201
Metal Fabrication (2.9%):
CIRCOR International, Inc.	47,265	2,374
Mueller Industries, Inc.	109,000	3,920
Quanex Corp. (b)	69,175	2,849
		9,143
Mining (0.6%):
Meridian Gold, Inc. (c)	49,000	2,007
Oil & Gas Exploration — Production & Services (10.8%):
Bronco Drilling Co., Inc. (b) (c)	118,000	1,605
Callon Petroleum Co. (b) (c)	172,911	2,521
Cimarex Energy Co. (b)	200,000	8,102
Comstock Resources, Inc. (b) (c)	142,500	5,208
Grey Wolf, Inc. (c)	455,000	2,562
Mariner Energy, Inc. (b) (c)	104,000	2,600

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rosetta Resources, Inc. (b) (c)	171,000	$3,249
St. Mary Land & Exploration Co. (b)	112,436	4,763
Swift Energy Co. (b) (c)	79,000	3,747
		34,357
Oil Marketing & Refining (0.6%):
Holly Corp. (b)	29,000	1,821
Oilfield Services & Equipment (1.7%):
Cal Dive International, Inc. (b) (c)	85,000	1,124
Lufkin Industries, Inc.	40,564	2,412
RPC, Inc. (b)	177,000	1,979
		5,515
Pharmaceuticals (1.8%):
Axcan Pharma, Inc. (c)	72,000	1,471
Medicis Pharmaceutical Corp., Class A (b)	80,000	2,375
Perrigo Co.	87,000	2,063
		5,909
Real Estate Investment Trusts (4.3%):
Annaly Capital Management, Inc.	274,000	4,683
LaSalle Hotel Properties (b)	70,000	2,892
LTC Properties, Inc. (b)	83,000	2,103
MFA Mortgage Investments, Inc. (b)	474,000	4,058
		13,736
Recreational Vehicles (1.9%):
Monaco Coach Corp. (b)	179,000	2,076
Winnebago Industries, Inc. (b)	156,000	4,022
		6,098
Restaurants (1.1%):
CEC Entertainment, Inc. (c)	69,000	2,056
IHOP Corp. (b)	23,000	1,457
		3,513
Retail — Apparel/Shoe (0.7%):
Brown Shoe Co., Inc.	103,000	2,101
Retail — Specialty Stores (2.0%):
Cato Corp., Class A (b)	217,000	4,357
The Children's Place Retail Stores, Inc. (b) (c)	85,000	2,176
		6,533
Schools & Educational Services (0.4%):
Universal Technical Institute, Inc. (c)	64,000	1,205
Semiconductors (6.8%):
ATMI, Inc. (c)	45,000	1,446
Brooks Automation, Inc. (b) (c)	158,000	2,051
Emulex Corp. (c)	106,000	2,296
Fairchild Semiconductor International, Inc. (b) (c)	250,000	4,563
Mattson Technology, Inc. (b) (c)	615,000	5,338

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
MKS Instruments, Inc. (c)	178,500	$3,584
OmniVision Technologies, Inc. (b) (c)	107,000	2,370
		21,648
Software & Computer Services (3.6%):
Borland Software Corp. (c)	327,000	1,432
CIBER, Inc. (c)	356,000	2,773
SI International, Inc. (b) (c)	81,000	2,285
SRA International, Inc., Class A (c)	179,000	4,916
		11,406
Staffing (1.5%):
AMN Healthcare Services, Inc. (c)	127,000	2,414
Heidrick & Struggles International, Inc. (b)	52,000	2,248
		4,662
Transportation Services (2.4%):
Arkansas Best Corp. (b)	97,000	2,663
Genesee & Wyoming, Inc., Class A (b) (c)	167,000	4,896
		7,559
Utilities — Electric (2.0%):
ALLETE, Inc. (b)	91,000	3,976
Black Hills Corp. (b)	54,000	2,399
		6,375
Utilities — Natural Gas (0.7%):
Energen Corp.	33,100	2,118
Total Common Stocks (Cost $286,967)		304,040
Short-Term Securities Held as Collateral for Securities Lending (32.8%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$104,763	104,763
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $104,763)		104,763
Total Investments (Cost $402,846) — 131.7%		419,919
Liabilities in excess of other assets — (31.7)%		(100,999)
NET ASSETS — 100.0%		$318,920

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

LLC — Limited Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Focused Growth Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Papers (1.3%)
Dexia Delaware LLC, 4.79% (a), 11/1/07	$90	$90
Total Commercial Papers (Amortized Cost $90)		90
Common Stocks (97.6%)
Apparel & Footwear (2.3%):
Coach, Inc. (b)	4,200	154
Biotechnology (4.1%):
Gilead Sciences, Inc. (b)	6,000	277
Chemicals (6.1%):
Monsanto Co.	4,200	410
Computers & Peripherals (13.2%):
Apple Computer, Inc. (b)	2,300	437
EMC Corp. (b)	15,000	381
Research In Motion Ltd. (b)	600	74
		892
Electronics (0.6%):
General Electric Co.	1,000	41
Financial Services (12.3%):
American Express Co.	3,500	213
CME Group, Inc.	600	400
Goldman Sachs Group, Inc.	600	149
IntercontinentalExchange, Inc. (b)	400	71
		833
Health Care (1.4%):
WellPoint, Inc. (b)	1,200	95
Internet Business Services (9.1%):
Akamai Technologies, Inc. (b)	2,800	110
eBay, Inc. (b)	1,000	36
Google, Inc., Class A (b)	450	318
Juniper Networks, Inc. (b)	4,250	153
		617
Manufacturing — Miscellaneous (2.4%):
Textron, Inc.	2,400	166
Medical Supplies (2.7%):
Stryker Corp.	2,600	185
Oilfield Services & Equipment (7.8%):
National-Oilwell Varco, Inc. (b)	5,200	381
Schlumberger Ltd.	1,500	145
		526
Pharmaceuticals (7.7%):
Allergan, Inc.	2,600	176
Celgene Corp. (b)	5,200	343
		519

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Focused Growth Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Restaurants (1.2%):
Starbucks Corp. (b)	3,000	$80
Retail — Drug Stores (3.7%):
CVS Caremark Corp.	6,000	251
Retail — Specialty Stores (2.2%):
Lowe's Cos., Inc.	5,400	145
Semiconductors (4.5%):
MEMC Electronic Materials, Inc. (b)	3,000	220
Texas Instruments, Inc.	2,500	81
		301
Software & Computer Services (5.8%):
Activision, Inc. (b)	1,500	36
Adobe Systems, Inc. (b)	6,000	287
Cognizant Technology Solutions Corp., Class A (b)	1,600	66
		389
Steel (4.2%):
Precision Castparts Corp.	1,900	285
Telecommunications (2.9%):
America Movil S.A. de C.V., ADR	3,000	196
Telecommunications — Services & Equipment (2.0%):
QUALCOMM, Inc.	3,100	132
Wire & Cable Products (1.4%):
General Cable Corp. (b)	1,300	93
Total Common Stocks (Cost $4,512)		6,587
Total Investments (Cost $4,602) — 98.9%		6,677
Other assets in excess of liabilities — 1.1%		74
NET ASSETS — 100.0%		$6,751

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

ADR — American Depositary Receipt

LLC — Limited Liability Co.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios   October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	Special Value Fund	Small Company Opportunity Fund	Focused Growth Fund
ASSETS:
Investments, at value (Cost $1,370,380, $402,846 and $4,602) (a)	$1,498,744	$419,919	$6,677
Cash	50	50	3
Interest and dividends receivable	285	153	2
Receivable for capital shares issued	3,893	1,043	395
Receivable for investments sold	17,522	8,491	—
Receivable from adviser	—	—	14
Prepaid expenses	62	30	25
Total Assets	1,520,556	429,686	7,116
LIABILITIES:
Payable for investments purchased	29,785	5,230	—
Payable for capital shares redeemed	2,424	364	354
Payable for return of collateral received	367,333	104,763	—
Accrued expenses and other payables:
Investment advisory fees	626	231	4
Administration fees	87	25	1
Custodian fees	20	4	—	(b)
Accounting fees	1	5	—	(b)
Transfer agent fees	116	39	3
Chief Compliance Officer fees	1	— (b)	—	(b)
Trustee fees	5	1	—	(b)
Shareholder servicing fees — Class A Shares	168	32	1
12b-1 fees — Class C Shares	40	—	1
12b-1 fees — Class R Shares	49	50	—
Other accrued expenses	54	22	1
Total Liabilities	400,709	110,766	365
NET ASSETS:
Capital	950,320	285,603	4,810
Accumulated undistributed net investment loss	(13)	(5)	(3)
Accumulated undistributed net realized gains (losses) from investments	41,176	16,249	(131)
Net unrealized appreciation on investments	128,364	17,073	2,075
Net Assets	$1,119,847	$318,920	$6,751
Net Assets
Class A Shares	$809,314	$150,621	$4,880
Class C Shares	49,026	—	1,305
Class R Shares	118,250	114,983	566
Class I Shares	143,257	53,316	—
Total	$1,119,847	$318,920	$6,751
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	40,050	5,178	290
Class C Shares	2,506	—	80
Class R Shares	5,966	4,061	34
Class I Shares	7,087	1,832	—
Total	55,609	11,071	404
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$20.21	$29.09	$16.80
Class C Shares (d)	$19.56	—	$16.32
Class R Shares	$19.82	$28.31	$16.65
Class I Shares	$20.22	$29.10	—
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$21.44	$30.86	$17.82

(a)  Special Value Fund and Small Company Opportunity Fund include securities on loan of $359,315 and $98,741, respectively.

(b)  Rounds to less than $1,000.

(c)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

	Special Value Fund	Small Company Opportunity Fund	Focused Growth Fund
Investment Income:
Interest income	$2,146	$825	$7
Dividend income	8,199	2,664	21
Income from securities lending, net	640	188	—
Total Income	10,985	3,677	28
Expenses:
Investment advisory fees	5,312	1,774	40
Administration fees	718	231	5
Shareholder servicing fees — Class A Shares	1,568	313	10
12b-1 fees — Class C Shares	315	—	10
12b-1 fees — Class R Shares	402	556	2
Accounting fees	2	4	3
Custodian fees	159	54	3
Transfer agent fees	137	44	1
Transfer agent fees — Class A Shares	276	47	—
Transfer agent fees — Class C Shares	59	—	—	(b)
Transfer agent fees — Class R Shares	78	42	—
Transfer agent fees — Class I Shares(a)	2	1	—
Trustees' fees	58	19	—	(b)
Chief Compliance Officer fees	14	5	—	(b)
Legal and audit fees	141	41	—
State registration and filing fees	54	45	49
Other expenses	82	33	2
Total Expenses	9,377	3,209	125
Expenses waived/reimbursed by Adviser	(1)	—	(42)
Net Expenses	9,376	3,209	83
Net investment income (loss)	1,609	468	(55)
Realized/Unrealized Gains (Losses) from Investment Transactions
Net realized gains from investment transactions	63,688	23,369	63
Change in unrealized appreciation/depreciation on investments	82,563	(14,888)	1,543
Net realized/unrealized gains (losses) from investment transactions	146,251	8,481	1,606
Net increase from payments by Adviser	380	135	3
Change in net assets resulting from operations	$148,240	$9,084	$1,554

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Focused Growth Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income (loss)	$1,609	$835	$468	$241	$(55)	$(24)
Net realized gains (losses) from investment transactions	63,688	20,008	23,369	30,383	63	(142)
Change in unrealized appreciation/depreciation on investments	82,563	25,640	(14,888)	(1,435)	1,543	329
Net increase from payments by Adviser	380	45	135	24	3	— (a)
Change in net assets resulting from operations	148,240	46,528	9,084	29,213	1,554	163
Distributions to shareholders:
From net investment income:
Class A Shares	(3,550)	(983)	(367)	(163)	—	—
Class C Shares	(76)	—	—	—	—	—
Class R Shares	(341)	(42)	(266)	(62)	—	—
Class I Shares (b)	—	—	(36)	—	—	—
From net realized gains on investment transactions:
Class A Shares	(20,525)	(18,888)	(12,629)	(5,964)	—	—
Class C Shares	(928)	(275)	—	—	—	—
Class R Shares	(2,160)	(1,118)	(14,808)	(8,712)	—	—
Change in net assets resulting from distributions to shareholders	(27,580)	(21,306)	(28,106)	(14,901)	—	—
Change in net assets from capital transactions	527,451	246,679	158,788	7,725	916	2,527
Change in net assets	648,111	271,901	139,766	22,037	2,470	2,690
Net Assets:
Beginning of period	471,736	199,835	179,154	157,117	4,281	1,591
End of period	$1,119,847	$471,736	$318,920	$179,154	$6,751	$4,281
Accumulated undistributed net investment income (loss)	$(13)	$—	$(5)	$40	$(3)	$—

(a)  Rounds to less than $1,000.

(b)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Focused Growth Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$594,983	$269,375	$161,572	$23,474	$1,669	$2,639
Dividends reinvested	20,256	18,745	12,829	5,984	—	—
Cost of shares redeemed	(310,974)	(85,471)	(96,227)	(17,422)	(1,099)	(557)
Total Class A Shares	$304,265	$202,649	$78,174	$12,036	$570	$2,082
Class C Shares:
Proceeds from shares issued	$33,565	$16,373	—	—	$330	$248
Dividends reinvested	392	91	—	—	—	—
Cost of shares redeemed	(7,919)	(1,590)	—	—	(85)	(59)
Total Class C Shares	$26,038	$14,874	—	—	$245	$189
Class R Shares:
Proceeds from shares issued	$85,760	$36,880	$41,321	$4,582	$165	$321
Dividends reinvested	1,891	942	13,463	7,940	—	—
Cost of shares redeemed	(24,612)	(8,666)	(27,298)	(16,833)	(64)	(65)
Total Class R Shares	$63,039	$29,156	$27,486	$(4,311)	$101	$256
Class I Shares (a)
Proceeds from shares issued	$137,391	—	$56,771	—	—	—
Dividends reinvested	—	—	36	—	—	—
Cost of shares redeemed	(3,282)	—	(3,679)	—	—	—
Total Class I Shares	$134,109	—	$53,128	—	—	—
Change in net assets from capital transactions	$527,451	$246,679	$158,788	$7,725	$916	$2,527
Share Transactions:
Class A Shares:
Issued	31,494	16,499	5,399	791	115	211
Reinvested	1,185	1,240	454	223	—	—
Redeemed	(16,552)	(5,318)	(3,294)	(596)	(72)	(46)
Total Class A Shares	16,127	12,421	2,559	418	43	165
Class C Shares:
Issued	1,832	1,032	—	—	23	21
Reinvested	24	6	—	—	—	—
Redeemed	(434)	(101)	—	—	(6)	(5)
Total Class C Shares	1,422	937	—	—	17	16
Class R Shares:
Issued	4,687	2,300	1,450	159	12	26
Reinvested	112	64	490	301	—	—
Redeemed	(1,331)	(538)	(947)	(587)	(5)	(5)
Total Class R Shares	3,468	1,826	993	(127)	7	21
Class I Shares (a):
Issued	7,254	—	1,958	—	—	—
Reinvested	—	—	1	—	—	—
Redeemed	(167)	—	(127)	—	—	—
Total Class I Shares	7,087	—	1,832	—	—	—
Change in shares	28,104	15,184	5,384	291	67	202

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$17.19		$16.24	$13.15	$14.12	$11.44
Investment Activities:
Net investment income (loss)	0.06		0.05	— (a)	0.03	0.06
Net realized and unrealized gains on investments	3.90		2.53	3.16	2.05	2.67
Total from Investment Activities	3.96		2.58	3.16	2.08	2.73
Distributions to Shareholders:
From net investment income	(0.10)		(0.05)	(0.01)	(0.04)	(0.05)
From net realized gains on investments	(0.84)		(1.58)	(0.06)	(3.01)	—
Total Distributions	(0.94)		(1.63)	(0.07)	(3.05)	(0.05)
Net Asset Value, End of Period	$20.21		$17.19	$16.24	$13.15	$14.12
Total Return (excludes sales charge)	24.11	%(b)	17.39%	24.13%	14.89%	23.90%
Ratios/Supplemental Data:
Net assets at end of period (000)	$809,314		$411,341	$186,744	$104,324	$187,640
Ratio of expenses to average net assets	1.17%		1.25%	1.30%	1.27%	1.24%
Ratio of net investment income (loss) to average net assets	0.28%		0.31%	(0.06)%	0.19%	0.43%
Ratio of expenses to average net assets (c)	1.17%		1.25%	1.33%	1.27%	1.24%
Ratio of net investment income (loss) to average net assets (c)	0.28%		0.31%	(0.09)%	0.19%	0.43%
Portfolio turnover (d)	125%		204%	196%	200%	94%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004		Period Ended October 31, 2003(a)
Net Asset Value, Beginning of Period	$16.77		$15.95	$13.01	$14.08		$11.21
Investment Activities:
Net investment income (loss)	(0.07)		(0.06)	(0.06)	(0.08	)(b)	0.01
Net realized and unrealized gains on investments	3.74		2.46	3.06	2.04		2.88
Total from Investment Activities	3.67		2.40	3.00	1.96		2.89
Distributions to Shareholders:
From net investment income	(0.04)		—	—	(0.02)		(0.02)
From net realized gains on investments	(0.84)		(1.58)	(0.06)	(3.01)		—
Total Distributions	(0.88)		(1.58)	(0.06)	(3.03)		(0.02)
Net Asset Value, End of Period	$19.56		$16.77	$15.95	$13.01		$14.08
Total Return (excludes contingent deferred sales charge) (c)	22.90	%(d)	16.46%	23.12%	14.02%		25.84%
Ratios/Supplemental Data:
Net assets at end of period (000)	$49,026		$18,161	$2,331	$440		$314
Ratio of expenses to average net assets (e)	2.10%		2.18%	2.10%	1.95%		1.95%
Ratio of net investment income (loss) to average net assets (e)	(0.68)%		(0.66)%	(0.84)%	(0.51)%		(0.26)%
Ratio of expenses to average net assets (e) (f)	2.10%		2.23%	3.16%	3.97%		2.60%
Ratio of net investment income (loss) to average net assets (e) (f)	(0.68)%		(0.71)%	(1.90)%	(2.53)%		(0.91)%
Portfolio turnover (g)	125%		204%	196%	200%		94%

(a)  Class C Shares commenced operations March 1, 2003.

(b)  Calculated using average shares for the period.

(c)  Not annualized for periods less than one year.

(d)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$16.91		$16.02	$13.00	$14.02		$11.37
Investment Activities:
Net investment income (loss)	0.01		— (a)	(0.02)	(0.02	)(b)	0.01
Net realized and unrealized gains on investments	3.81		2.49	3.11	2.03		2.66
Total from Investment Activities	3.82		2.49	3.09	2.01		2.67
Distributions to Shareholders:
From net investment income	(0.07)		(0.02)	(0.01)	(0.02)		(0.02)
From net realized gains from investments	(0.84)		(1.58)	(0.06)	(3.01)		—
Total Distributions	(0.91)		(1.60)	(0.07)	(3.03)		(0.02)
Net Asset Value, End of Period	$19.82		$16.91	$16.02	$13.00		$14.02
Total Return	23.66	%(c)	17.03%	23.83%	14.50%		23.50%
Ratios/Supplemental Data:
Net assets at end of period (000)	$118,250		$42,234	$10,760	$2,318		$2,039
Ratio of expenses to average net assets	1.48%		1.58%	1.60%	1.60%		1.60%
Ratio of net investment income (loss) to average net assets	(0.04)%		(0.04)%	(0.35)%	(0.14)%		0.05%
Ratio of expenses to average net assets (d)	1.48%		1.58%	1.74%	2.80%		3.16%
Ratio of net investment income (loss) to average net assets (d)	(0.04)%		(0.04)%	(0.49)%	(1.34)%		(1.51)%
Portfolio turnover (e)	125%		204%	196%	200%		94%

(a)  Rounds to less than $0.01 per share.

(b)  Calculated using average shares for the period.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Special Value Fund
Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$18.93
Investment Activities:
Net investment income	0.01
Net realized and unrealized gains on investments	1.28
Total from investment activities	1.29
Net Asset Value, End of Period	$20.22
Total Return (b)	6.81%
Ratios/Supplemental Data:
Net assets at end of period (000)	$143,257
Ratio of expenses to average net assets (c)	0.85%
Ratio of net investment income to average net assets (c)	0.41%
Portfolio turnover rate (d)	125%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$31.88		$29.44	$30.09	$26.39	$20.99
Investment Activities:
Net investment income	0.11		0.09	0.07	0.04	0.04
Net realized and unrealized gains on investments	2.06		5.14	3.74	5.11	5.39
Total from Investment Activities	2.17		5.23	3.81	5.15	5.43
Distributions to Shareholders:
From net investment income	(0.11)		(0.06)	(0.06)	(0.05)	(0.03)
From net realized gains on investments	(4.85)		(2.73)	(4.40)	(1.40)	—
Total Distributions	(4.96)		(2.79)	(4.46)	(1.45)	(0.03)
Net Asset Value, End of Period	$29.09		$31.88	$29.44	$30.09	$26.39
Total Return (excludes sales charge)	7.33	%(a)	19.56%	13.96%	20.50%	25.91%
Ratios/Supplemental Data:
Net assets at end of period (000)	$150,621		$83,487	$64,797	$52,169	$42,933
Ratio of expenses to average net assets	1.20%		1.11%	1.13%	1.15%	1.14%
Ratio of net investment income to average net assets	0.29%		0.32%	0.25%	0.16%	0.16%
Ratio of expenses to average net assets (b)	1.20%		1.11%	1.18%	1.20%	1.22%
Ratio of net investment income (loss) to average net assets (b)	0.29%		0.32%	0.20%	0.11%	0.08%
Portfolio turnover (c)	75%		73%	62%	68%	49%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$31.19		$28.90	$29.66	$26.06	$20.77
Investment Activities:
Net investment income (loss)	0.02		— (a)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gains on investments	2.02		5.04	3.68	5.03	5.33
Total from Investment Activities	2.04		5.04	3.66	5.02	5.31
Distributions to Shareholders:
From net investment income	(0.07)		(0.02)	(0.02)	(0.02)	(0.02)
From net realized gains from investments	(4.85)		(2.73)	(4.40)	(1.40)	—
Total Distributions	(4.92)		(2.75)	(4.42)	(1.42)	(0.02)
Net Asset Value, End of Period	$28.31		$31.19	$28.90	$29.66	$26.06
Total Return	7.03	%(b)	19.21%	13.61%	20.26%	25.59%
Ratios/Supplemental Data:
Net assets at end of period (000)	$114,983		$95,667	$92,320	$95,653	$85,037
Ratio of expenses to average net assets	1.45%		1.43%	1.45%	1.35%	1.38%
Ratio of net investment income (loss) to average net assets	0.06%		0.01%	(0.06)%	(0.04)%	(0.09)%
Ratio of expenses to average net assets (c)	1.45%		1.43%	1.53%	1.54%	1.64%
Ratio of net investment income (loss) to average net assets (c)	0.06%		0.01%	(0.14)%	(0.23)%	(0.35)%
Portfolio turnover (d)	75%		73%	62%	68%	49%

(a)  Rounds to less than $0.01 per share.
(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Small Company Opportunity Fund
Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$28.99
Investment Activities:
Net investment income	0.02
Net realized and unrealized gains on investments	0.11
Total from investment activities	0.13
Distributions to Shareholders:
From net investment income	(0.02)
Total Distributions	(0.02)
Net Asset Value, End of Period	$29.10
Total Return (b)	0.45%
Ratios/Supplemental Data:
Net assets at end of period (000)	$53,316
Ratio of expenses to average net assets (c)	1.05%
Ratio of net investment income to average net assets (c)	0.45%
Portfolio turnover rate (d)	75%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004(a)
Net Asset Value, Beginning of Period	$12.76		$11.81	$10.19	$10.00
Investment Activities:
Net investment loss	(0.12)		(0.05)	(0.07)	(0.04)
Net realized and unrealized gains on investments	4.16		1.00	1.69	0.23
Total from Investment Activities	4.04		0.95	1.62	0.19
Net Asset Value, End of Period	$16.80		$12.76	$11.81	$10.19
Total Return (excludes sales charge) (b)	31.66	%(c)	8.04%	15.90%	1.90%
Ratios/Supplemental Data:
Net assets at end of period (000)	$4,880		$3,149	$968	$731
Ratio of expenses to average net assets (d)	1.40%		1.39%	1.32%	1.15%
Ratio of net investment income (loss) to average net assets (d)	(0.88)%		(0.76)%	(0.77)%	(0.68)%
Ratio of expenses to average net assets (d) (e)	1.75%		4.16%	11.36%	14.35%
Ratio of net investment income (loss) to average net assets (d) (e)	(1.23)%		(3.53)%	(10.81)%	(13.88)%
Portfolio turnover (b) (f)	54%		52%	58%	26%

(a)  Class A Shares commenced operations on December 1, 2003.

(b)  Not annualized for periods less than one year

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004(a)
Net Asset Value, Beginning of Period	$12.48		$11.64	$10.11	$10.00
Investment Activities:
Net investment income (loss)	(0.20)		(0.16)	(0.08)	(0.12)
Net realized and unrealized gains on investments	4.04		1.00	1.61	0.23
Total from Investment Activities	3.84		0.84	1.53	0.11
Net Asset Value, End of Period	$16.32		$12.48	$11.64	$10.11
Total Return (excludes contingent deferred sales charge) (b)	30.77	%(c)	7.22%	15.13%	1.10%
Ratios/Supplemental Data:
Net assets at end of period (000)	$1,305		$781	$548	$34
Ratio of expenses to average net assets (d)	2.10%		2.10%	2.09%	1.90%
Ratio of net investment loss to average net assets (d)	(1.59)%		(1.51)%	(1.61)%	(1.43)%
Ratio of expenses to average net assets (d) (e)	3.64%		5.53%	13.55%	28.56%
Ratio of net investment loss to average net assets (d) (e)	(3.13)%		(4.94)%	(13.07)%	(28.09)%
Portfolio turnover (b) (f)	54%		52%	58%	26%

(a)  Class C Shares commenced operations December 31, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004(a)
Net Asset Value, Beginning of Period	$12.67		$11.76	$10.17	$10.00
Investment Activities:
Net investment loss	(0.13)		(0.07)	(0.08)	(0.07)
Net realized and unrealized gains on investments	4.11		0.98	1.67	0.24
Total from Investment Activities	3.98		0.91	1.59	0.17
Net Asset Value, End of Period	$16.65		$12.67	$11.76	$10.17
Total Return (b)	31.41	%(c)	7.74%	15.63%	1.70%
Ratios/Supplemental Data:
Net assets at end of period (000)	$566		$351	$75	$37
Ratio of expenses to average net assets (d)	1.65%		1.65%	1.58%	1.40%
Ratio of net investment loss to average net assets (d)	(1.13)%		(1.00)%	(1.05)%	(0.93)%
Ratio of expenses to average net assets (d) (e)	4.78%		5.39%	26.87%	27.47%
Ratio of net investment loss to average net assets (d) (e)	(4.26)%		(4.74)%	(26.34)%	(27.00)%
Portfolio turnover (b) (f)	54%		52%	58%	26%

(a)  Class R Shares commenced operations December 31, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (6.1%)
Bear Stearns Commercial Mortgage Securities Series 2006-PW12 , Class AM 5.75% (a), 9/11/38	$110	$111
Series 2007-PW16, Class A4 5.71% (a), 6/11/40	550	554
Series 2007-T28, Class A3 5.79%, 9/11/42 (c)	200	201
Series 2007-T28, Class AM 5.84%, 9/11/42 (c)	125	125
Chase Mortgage Finance Corp. Series 2005-A1, Class M 5.31% (a), 12/25/35	313	307
Series 2005-A2, Class M 5.45% (a), 1/25/36	214	211
Series 2007-A1, Class 1B2 4.41% (a), 2/25/37 (c)	99	94
Series 2007-A1, Class 1M 4.41% (a), 2/25/37 (b)	178	174
Series 2007-A1, Class 2B1 5.80% (a), 3/25/37 (c)	145	142
Series 2007-A2, Class 1B1 4.46% (a), 7/25/37 (c)	104	101
Series 2007-S1, Class AM 6.08%, 2/25/37 (b)	85	82
Series 2007-S1, Class B1 6.08%, 2/25/37	62	55
ChaseFlex Trust, Series 2005-2, Class 4A3, 6.00% (a), 5/25/20	173	175
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AJ, 5.40%, 12/11/49	150	142
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	189	198
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class B1, 6.22% (a), 11/25/36	223	212
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.80% (a), 8/10/45	400	405
GSR Mortgage Loan Trust Series 2004-10F, Class 6A1 5.00%, 9/25/34	251	240
Series 2006-6F, Class M1 6.30% (a), 7/25/36	291	279
Series 2006-8F, Class B1 6.45% (a), 9/25/36	247	241
JP Morgan Chase Commercial Mortgage Securities Series 2005-LDP3, Class AJ 4.94% (a), 8/15/42	125	117
Series 2005-LDP4, Class AM 5.00%, 10/15/42	115	110
JP Morgan Mortgage Trust Series 2005-A1, Class IB1 4.91% (a), 2/25/35	268	261
Series 2005-A2, Class B1 4.74% (a), 4/25/35 (b)	320	312
Series 2005-A3, Class 1B1 4.99%, 6/25/35	304	296
Series 2005-A4, Class B1 5.20% (a), 7/25/35	207	203
Series 2005-A6, Class 1B1 5.17% (a), 9/25/35 (b)	247	243
Series 2005-A8, Class B1 5.18% (a), 11/25/35	343	331
Series 2006-A1, Class B1 5.39% (a), 2/25/36	239	238
Series 2006-A2, Class IB1 5.68% (a), 4/25/36 (b)	359	357
Series 2006-A5, Class B1 5.91% (a), 8/25/36	100	95
Series 2006-S4, Class B1 6.40% (a), 1/25/37	122	118
Series 2006-S4, Class B2 6.40% (a), 1/25/37 (b)	150	137
Series 2007-A1, Class B1 4.82% (a), 7/25/35	140	138
Series 2007-A2, Class B2 5.85% (a), 4/25/37 (c)	149	146
Series 2007-A2, Class B3 5.85% (a), 4/25/37 (c)	100	95
Series 2007-A4, Class B1 5.76% (a), 6/25/37 (c)	220	217
Series 2007-A4, Class B2 5.76% (a), 6/25/37 (c)	100	97

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class CB4 5.11% (a), 8/25/34 (c)	$105	$99
Series 2005-7, Class 2A1 5.61%, 11/25/35	203	198
Series 2006-2, Class 4A 6.00%, 2/25/36	218	216
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 4.59% (a), 4/25/34 (b)	151	150
Structured Asset Securities Corp., Series 2005-17, Class 5A1, 5.50%, 10/25/35	135	133
Total Collateralized Mortgage Obligations (Cost $8,465)		8,356
Commercial Papers (6.7%)
Dexia Delaware LLC, 4.79% (d), 11/1/07	9,177	9,176
Total Commercial Papers (Amortized Cost $9,176)		9,176
Common Stocks (61.6%)
Aerospace/Defense (1.8%):
United Technologies Corp.	32,000	2,451
Automotive (1.1%):
Ford Motor Co. (e)	173,000	1,535
Banks (1.5%):
Bank of America Corp.	44,100	2,129
Beverages (5.1%):
Coca-Cola Co.	45,600	2,816
Diageo PLC, ADR	15,300	1,404
PepsiCo, Inc.	37,582	2,771
		6,991
Biotechnology (1.9%):
Genentech, Inc. (d)	20,000	1,482
Gilead Sciences, Inc. (e) (f)	25,500	1,178
		2,660
Brokerage Services (1.4%):
Charles Schwab Corp.	85,511	1,987
Building Materials (0.4%):
USG Corp. (e) (f)	13,679	544
Chemicals (1.4%):
PPG Industries, Inc.	25,700	1,921
Coal (0.5%):
Peabody Energy Corp.	12,181	679
Computers & Peripherals (3.4%):
Dell, Inc. (e)	59,300	1,815
Network Appliance, Inc. (e)	54,400	1,713
Seagate Technology (f)	42,310	1,178
		4,706

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cosmetics & Toiletries (1.8%):
Procter & Gamble Co.	35,800	$2,489
Electronics (1.2%):
General Electric Co.	40,900	1,683
Engineering (0.5%):
ABB Ltd., ADR (f)	21,600	653
Environmental Control (0.4%):
Waste Management, Inc.	14,900	542
Financial Services (1.6%):
AMBAC Financial Group, Inc. (f)	3,130	115
Fannie Mae	37,000	2,111
		2,226
Health Care (1.0%):
Medtronic, Inc.	29,300	1,390
Heavy Machinery (0.8%):
Caterpillar, Inc.	14,800	1,104
Home Builders (0.5%):
Toll Brothers, Inc. (e) (f)	29,700	680
Insurance (1.5%):
American International Group, Inc.	31,730	2,003
Internet Business Services (2.1%):
Google, Inc., Class A (e) (f)	4,100	2,899
Internet Service Provider (0.4%):
Yahoo, Inc. (e) (f)	16,247	505
Investment Companies (0.7%):
The Blackstone Group LP (e) (f)	38,900	989
Manufacturing-Miscellaneous (1.8%):
3M Co.	14,600	1,261
Textron, Inc.	16,852	1,166
		2,427
Media (0.8%):
Viacom, Inc., Class B (e)	25,200	1,040
Medical Supplies (0.4%):
Zimmer Holdings, Inc. (e)	7,800	542
Mining (2.0%):
Newmont Mining Corp.	54,900	2,792
Oil & Gas Exploration-Production & Services (3.1%):
Chesapeake Energy Corp. (f)	42,400	1,674
Transocean, Inc. (e)	21,800	2,602
		4,276

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Oilfield Services & Equipment (5.6%):
BJ Services Co. (f)	28,100	$708
Halliburton Co.	73,500	2,897
Schlumberger Ltd. (f)	41,916	4,049
		7,654
Pharmaceuticals (5.7%):
Johnson & Johnson	31,500	2,053
Merck & Co., Inc.	40,000	2,330
Pfizer, Inc.	58,624	1,443
Schering-Plough Corp.	37,000	1,129
Wyeth	17,220	838
		7,793
Retail — Department Stores (0.9%):
Kohl's Corp. (e)	21,588	1,187
Retail — Drug Stores (0.9%):
CVS Caremark Corp.	30,863	1,289
Retail — Specialty Stores (0.2%):
Tiffany & Co.	5,531	300
Semiconductors (5.7%):
Intel Corp.	77,200	2,077
Maxim Integrated Products, Inc.	48,919	1,326
STMicroelectronics N.V., NY Shares	95,000	1,625
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	206,323	2,197
Texas Instruments, Inc.	20,700	675
		7,900
Transportation Services (2.0%):
United Parcel Service, Inc., Class B (f)	36,900	2,771
Utilities — Electric (1.5%):
Exelon Corp.	24,700	2,045
Total Common Stocks (Cost $71,092)		84,782
Corporate Bonds (10.2%)
Aerospace/Defense (0.0%):
General Dynamics Corp., 4.50%, 8/15/10	$19	19
Lockheed Martin Corp., Series B, 6.15%, 9/1/36	40	41
		60
Airlines (0.3%):
Continental Airlines, Inc., Series 99-2, 7.06%, 9/15/09	100	102
Delta Air Lines, Inc., Series 02-1, 6.42%, 7/2/12	270	274
		376
Automotive (0.0%):
DaimlerChrysler North America Holding Corp. 7.30%, 1/15/12	27	29
8.50%, 1/18/31	22	28
		57

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Banks (1.1%):
Asian Development Bank 4.50%, 9/4/12, MTN	$40	$40
5.82%, 6/16/28, Callable 6/16/08 @ 100	20	21
BAC Capital Trust XI, 6.63%, 5/23/36 (f)	50	51
Bank of America Corp. 6.25%, 4/15/12	60	62
5.63%, 10/14/16	100	100
European Investment Bank 3.38%, 3/16/09 (f)	72	71
4.63%, 5/15/14 (f)	25	25
Fifth Third Bancorp, 4.50%, 6/1/18	73	64
First Union Capital I, Series A, 7.94%, 1/15/27, Callable 12/10/07 @ 103.97	200	208
Inter-American Development Bank, 4.50%, 9/15/14	70	69
International Bank Recon & Development, 7.63%, 1/19/23	15	19
KFW 3.25%, 3/30/09	90	89
4.13%, 10/15/14	55	54
Korea Developmental Bank, Series 6, 5.75%, 9/10/13	35	35
Mellon Funding Corp., 6.38%, 2/15/10	65	67
Royal Bank of Scotland Group PLC, Series 1, 9.12%, 3/31/49, Callable 3/31/10 @ 100	130	139
USB Capital IX, 6.19%, 4/15/49, Callable 4/15/11 @ 100	185	186
Wachovia Capital Trust III, 5.80%, 3/15/42, Callable 3/15/11 @ 100	195	193
Wachovia Corp., 3.63%, 2/17/09	72	71
		1,564
Beverages (0.1%):
Anheuser-Busch Cos., Inc. 9.00%, 12/1/09	1	1
5.05%, 10/15/16	45	44
Coca-Cola Enterprises, Inc. 5.75%, 11/1/08	29	29
8.50%, 2/1/12	37	42
8.50%, 2/1/22	25	31
		147
Building-Residential & Commercial (0.2%):
KB Home, 8.63%, 12/15/08	210	207
Chemicals (0.2%):
Dow Chemical Co. 5.75%, 12/15/08	35	35
6.00%, 10/1/12	20	21
E.I. Du Pont de Nemours & Co., 4.88%, 4/30/14	20	20
Eastman Chemical, 7.60%, 2/1/27	11	12
Reichhold Industries, Inc., 9.00%, 8/15/14, Callable 8/15/10 @ 104.50 (g)	205	208
		296

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Computers & Peripherals (0.2%):
International Business Machine Corp. 5.38%, 2/1/09	$35	$36
5.70%, 9/14/17	210	213
6.50%, 1/15/28	50	53
		302
Cosmetics & Toiletries (0.1%):
Gillette Co., 3.80%, 9/15/09	55	54
Kimberly-Clark Corp. 5.00%, 8/15/13	40	40
6.25%, 7/15/18	25	26
Procter & Gamble Co., 4.95%, 8/15/14 (f)	30	30
		150
Electric Integrated (0.1%):
Dominion Resources, Inc., Series C, 5.15%, 7/15/15	30	29
MidAmerican Energy Holdings, 6.50%, 9/15/37 (g)	30	31
Southern California Edison Co., 5.63%, 2/1/36	38	36
		96
Electronics (0.1%):
General Electric Co., 5.00%, 2/1/13	85	84
Financial Services (2.3%):
American General Finance, 3.88%, 10/1/09, MTN	63	62
Boeing Capital Corp., 5.80%, 1/15/13	33	34
Caterpillar Financial Service Corp. 4.50%, 6/15/09	30	30
4.60%, 1/15/14, MTN	15	14
CIT Group, Inc. 4.75%, 12/15/10, MTN	30	29
7.75%, 4/2/12	55	57
Countrywide Home Loan, 4.13%, 9/15/09, MTN	56	49
Credit Suisse First Boston USA, Inc. 4.70%, 6/1/09 (f)	109	109
6.50%, 1/15/12 (f)	75	79
Ford Motor Credit Co. LLC, 7.38%, 10/28/09	210	203
General Electric Capital Corp., Series A 4.25%, 9/13/10, MTN	20	20
6.00%, 6/15/12, MTN	138	143
5.38%, 10/20/16, MTN (f)	85	85
5.63%, 9/15/17, MTN (f)	225	227
6.15%, 8/7/37, MTN	40	41
Goldman Sachs Group, Inc. 6.88%, 1/15/11	136	142
6.60%, 1/15/12	82	86
5.75%, 10/1/16	115	115
HSBC Finance Corp. 4.13%, 11/16/09	155	152
6.75%, 5/15/11	52	54
International Lease Finance Corp., 6.38%, 3/15/09	96	98

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
John Deere Capital Corp., 5.10%, 1/15/13	$30	$30
JP Morgan Chase & Co., 6.75%, 2/1/11	120	126
JP Morgan Chase Capital, 5.88%, 3/15/35	170	154
Lehman Brothers Holdings, Inc. 7.88%, 8/15/10	55	58
7.00%, 9/27/27, MTN	225	230
Merrill Lynch & Co., Inc. 6.00%, 2/17/09	84	84
6.88%, 11/15/18	59	61
Morgan Stanley Group, Inc., 4.25%, 5/15/10, MTN	71	69
SLM Corp., Series A, 5.63%, 1/25/25, Callable 1/25/10 @ 100, MTN	115	90
Toyota Motor Credit Corp., 4.25%, 3/15/10	25	25
Unilever Capital Corp., 5.90%, 11/15/32	38	37
Washington Mutual Preferred Funding IV, 9.75% (a), 10/29/49, Callable 12/15/17 @ 100 (g)	400	396
		3,189
Food Distributors, Supermarkets & Wholesalers (0.2%):
Kroger Co., 7.50%, 4/1/31	17	19
Safeway, Inc., 7.50%, 9/15/09	32	34
Tesco PLC, 6.15%, 11/15/37	150	147
		200
Food Processing & Packaging (0.0%):
Kellogg Co., Series B, 6.60%, 4/1/11	24	25
Kraft Foods, Inc., 4.13%, 11/12/09	20	20
		45
Forest Products & Paper (0.0%):
Weyerhaeuser Co. 6.75%, 3/15/12	24	25
7.38%, 3/15/32	17	17
		42
Governments — Foreign (0.5%):
Province of Ontario 5.50%, 10/1/08	50	50
5.13%, 7/17/12	49	50
Province of Quebec 5.75%, 2/15/09	24	24
4.88%, 5/5/14	55	55
Republic of Italy 4.50%, 1/21/15	90	88
6.88%, 9/27/23	41	48
United Mexican States 9.88%, 2/1/10	63	70
6.38%, 1/16/13, MTN	220	234
Series A, 6.75%, 9/27/34, MTN	41	46
		665

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (0.2%):
Health Net, Inc., 6.38%, 6/1/17	$210	$207
UnitedHealth Group, Inc. 4.88%, 3/15/15	30	29
5.38%, 3/15/16	15	15
Wellpoint, Inc. 4.25%, 12/15/09	10	10
6.80%, 8/1/12	20	21
5.95%, 12/15/34	10	10
		292
Hotels & Motels (0.3%):
Cap Cana SA, 9.63%, 11/3/13 (g)	430	438
Insurance (0.4%):
Allstate Life Global Funding Trust, 4.50%, 5/29/09	30	30
AXA SA, 8.60%, 12/15/30	25	31
Cigna Corp., 7.00%, 1/15/11	10	10
ING Capital Funding Trust III, 8.44% (a), 12/31/49, Callable 12/31/10 @ 100	20	22
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	36	36
MetLife, Inc., 5.38%, 12/15/12	30	30
Phoenix Cos., 6.68%, 2/16/08	340	341
Protective Life Secured Trust, 4.00%, 10/7/09, MTN	20	20
Prudential Financial, Inc. 5.10%, 12/14/11, MTN	20	20
5.10%, 9/20/14, MTN	60	58
		598
Media (0.0%):
News America, Inc., 6.20%, 12/15/34	24	23
Time Warner, Inc., 6.88%, 5/1/12	30	32
		55
Medical Supplies (0.2%):
AmerisourceBergen Corp., 5.88%, 9/15/15	200	198
Baxter International, Inc., 4.63%, 3/15/15	40	38
Cardinal Health, Inc., 5.85%, 12/15/17	30	30
		266
Metal Fabrication (0.1%):
Timken Co., 5.75%, 2/15/10	105	104
Office Furnishing (0.1%):
Steelcase, Inc., 6.50%, 8/15/11	150	154
Oil & Gas-Exploration & Production (0.5%):
Marathon Oil Corp., 6.13%, 3/15/12	56	58
Merey Sweeny LP, 8.85%, 12/18/19 (g)	216	252
Pemex Project Funding Master Trust, 6.63%, 6/15/35 (f)	30	32
Western Oil Sands, Inc., 8.38%, 5/1/12	315	350
XTO Energy, Inc., 6.75%, 8/1/37	55	59
		751

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oil Companies-Integrated (0.0%):
ConocoPhillips Co., 8.75%, 5/25/10	$36	$39
Oil Marketing & Refining (0.2%):
Enterprise Products Operating LP, 8.38%, 8/1/66, Callable 8/1/16 @ 100	205	213
Pharmaceuticals (0.3%):
AstraZenca PLC, 6.45%, 9/15/37 (f)	145	153
Schering-Plough Corp., 6.55%, 9/15/37	140	145
Wyeth 6.95%, 3/15/11	30	32
5.50%, 2/1/14	65	65
6.50%, 2/1/34	25	26
		421
Pipelines (0.4%):
Colorado Interstate Gas Co., 6.80%, 11/15/15	105	109
Tennessee Gas Pipeline, 7.63%, 4/1/37	260	284
Teppco Partners LP, 6.13%, 2/1/13	165	167
		560
Primary Metal & Mineral Production (0.2%):
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/1/17, Callable 4/1/12 @ 104.19	175	191
Phelps Dodge Corp., 9.50%, 6/1/31	100	131
		322
Radio & Television (0.2%):
Comcast Cable Communications, 6.20%, 11/15/08	62	63
Comcast Corp. 4.95%, 6/15/16	55	52
6.45%, 3/15/37	50	50
Cox Communications, Inc., 7.13%, 10/1/12	75	80
		245
Railroads (0.1%):
Burlington Northern/Santa Fe, Inc., 7.13%, 12/15/10	60	63
Union Pacific Corp., 7.25%, 11/1/08	50	51
		114
Retail-Discount (0.1%):
Target Corp. 5.38%, 6/15/09	53	53
5.88%, 3/1/12	33	34
Wal-Mart Stores, Inc. 6.88%, 8/10/09	51	53
4.13%, 2/15/11	41	40
		180
Software & Computer Services (0.1%):
Cisco Systems, Inc., 5.50%, 2/22/16	60	60

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Telecommunications (0.3%):
Inmarsat Finance PLC, 7.63%, 6/30/12, Callable 3/1/08 @ 103.81	$200	$207
Telefonica Emisiones SAU, 7.05%, 6/20/36 (f)	145	159
		366
Telecommunications-Cellular (0.1%):
Dobson Cellular Systems, 9.88%, 11/1/12, Callable 11/1/08 @ 104.94	100	108
New Cingular Wireless Services, 8.13%, 5/1/12	23	26
		134
Telecommunications-Equipment (0.0%):
Motorola, Inc., 7.63%, 11/15/10	17	18
Tobacco (0.2%):
Reynolds American, Inc., 6.75%, 6/15/17	210	216
Utilities-Electric (0.4%):
Dominion Resources, Inc.
Series A 5.69%, 5/15/08	205	205
5.60%, 11/15/16	60	59
Series B 6.25%, 6/30/12	15	16
Firstenergy Corp., Series C, 7.38%, 11/15/31	114	124
Hydro-Quebec, 8.05%, 7/7/24	37	47
Pacific Gas & Electric Co. 4.80%, 3/1/14 (f)	46	45
6.05%, 3/1/34	33	33
Progress Energy, Inc., 6.85%, 4/15/12	37	39
		568
Utilities-Telecommunications (0.4%):
AT&T Corp., 8.00%, 11/15/31	153	190
British Telecom PLC, 8.63%, 12/15/10	125	137
Sprint Capital Corp. 7.63%, 1/30/11	63	67
8.75%, 3/15/32	36	41
Sprint Nextel Corp., 6.00%, 12/1/16	70	67
		502
Total Corporate Bonds (Cost $14,170)		14,096
U.S. Government Agency Securities (0.9%)
Federal Home Loan Mortgage Corp. 4.13%, 7/12/10 (e)	727	722
4.65%, 10/10/13, Callable 4/10/08 @ 100 (f)	10	10
4.50%, 1/15/14 (f)	194	191
6.75%, 9/15/29	137	164
Federal National Mortgage Association 6.25%, 2/1/11 (f)	29	31
5.00%, 3/15/16 (f)	135	136
Total U.S. Government Agency Securities (Cost $1,231)		1,254

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Government Mortgage Backed Agencies (10.7%)
Federal Home Loan Mortgage Corp. 6.50%, 5/1/26 – 5/1/37	$539	$557
7.00%, 7/1/29 – 7/1/32	256	266
8.00%, 6/1/30	13	14
5.00%, 6/1/33 – 6/1/34	1,125	1,083
5.75% (a), 11/1/35	102	103
6.76% (a), 8/1/36	112	116
7.50%, 7/1/37	148	155
Federal National Mortgage Association 8.00%, 6/1/12 – 3/1/30	143	150
10.00%, 11/1/13	20	21
10.50%, 11/1/13	22	24
11.00%, 11/1/13	33	36
8.50%, 11/1/17	7	8
7.00%, 12/1/27 – 12/1/37	211	221
6.50%, 3/1/29 – 6/1/37	437	449
6.00%, 10/1/29 – 11/1/37 (h)	2,332	2,352
7.50%, 11/1/29	30	32
6.63%, 11/15/30	50	59
5.50%, 1/1/32 – 11/1/36	2,599	2,569
5.50%, 2/1/33 – 9/1/33 (b)	343	338
5.00%, 8/1/33 – 7/1/34	3,319	3,194
5.00%, 3/1/34 (b)	403	388
6.50%, 12/1/34 – 11/1/37 (h)	345	353
7.00%, 1/1/35 (b)	354	371
5.80% (a), 3/1/36	112	115
6.04% (a), 4/1/36	320	327
6.45% (a), 5/1/36	692	708
6.36% (a), 9/1/36 (b) (c)	280	287
6.07% (a), 9/1/37 (c)	260	264
7.00%, 11/1/37 (h)	120	124
Government National Mortgage Association 9.50%, 7/15/09	2	2
7.00%, 4/15/28	5	5
Total U.S. Government Mortgage Backed Agencies (Cost $14,676)		14,691
U.S. Treasury Obligations (3.3%)
U.S. Treasury Bonds 8.00%, 11/15/21 (f)	208	277
6.25%, 8/15/23 (f)	397	461
6.13%, 11/15/27 (f)	215	251
4.75%, 2/15/37 (f)	190	190
U.S. Treasury Notes 3.75%, 5/15/08 (f)	6	6
3.88%, 5/15/09 (f) (h)	273	272
4.25%, 1/15/11 – 8/15/13 (f)	1,004	1,010
4.63%, 7/31/12	291	297
4.75%, 8/15/17 (f)	1,717	1,755
Total U.S. Treasury Obligations (Cost $4,469)		4,519

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bond (0.1%)
Illinois State Taxable Pension, GO, 5.10%, 6/1/33	$70	$66
Total Municipal Bond (Cost $70)		66
Short-Term Securities Held as Collateral for Securities Lending (14.9%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	20,551	20,551
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $20,551)		20,551
Total Investments (Cost $143,900) — 114.5%		157,491
Liabilities in excess of other assets — (14.5)%		(19,888)
NET ASSETS — 100.0%		$137,603

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Securities valued at fair value using methods approved by the Board of Trustees and representing 1.4% of net assets as of 10/31/07.

(d)  Rate represents the effective yield at purchase.

(e)  Non-income producing security.

(f)  A portion or all of the security was held on loan.

(g)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(h)  All or a portion of this security was purchased on a "when-issued" basis.

ADR — American Depositary Receipt

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns	VF Corp., 6.00%, 10/15/33	Buy	(0.42)%	9/20/12	$600	$(6)
Bear Stearns	Nucor, 4.88%, 10/1/12	Buy	(0.46)%	9/20/17	600	(6)
Barclays Bank PLC	Ford Motor Co., 6.50%, 8/1/18	Sell	5.98%	12/20/12	400	2
Barclays Bank PLC	Freeport- McMoRan Copper & Gold, 6.88%, 2/1/14	Sell	1.00%	12/20/12	800	4
						$(6)

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Investment Grade Convertible Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Commercial Papers (2.4%)
Dexia Delaware LLC, 4.79% (a), 11/1/07	$1,517	$1,516
Total Commercial Papers (Amortized Cost $1,516)		1,516
Convertible Corporate Bonds (77.9%)
Audio & Video Products (1.1%):
Dominion Resources, Inc., Convertible Subordinated Notes, 2.13%, 12/15/23, Callable 12/17/07 @ 100	555	691
Banks (2.6%):
U.S. Bancorp, Convertible Subordinated Notes, 3.90% (b), 12/11/35, Continuously Callable @ 100	1,635	1,651
Biotechnology (2.7%):
Amgen, Inc., Convertible Subordinated Notes, 0.38%, 2/1/13 (c)	1,845	1,727
Brokerage Services (6.0%):
Lehman Brothers Holdings, Inc., Convertible Subordinated Notes 2.00%, 8/1/13, MTN	390	532
0.25%, 1/26/14, MTN	1,220	1,282
Lockheed Martin Corp., Convertible Subordinated Notes, 5.31% (b), 8/15/33, Callable 8/15/08 @ 100	410	630
Merrill Lynch & Co., Convertible Subordinated Notes, 0.00%, 3/13/32, Callable 3/13/08 @ 100	1,240	1,379
		3,823
Building — Residential & Commercial (2.7%):
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24, Callable 2/16/09 @ 100	610	1,719
Casino Services (0.5%):
International Game Technology, Convertible Subordinated Notes, 2.60%, 12/15/36, Callable 12/20/09 @ 100	340	342
Computers & Peripherals (2.4%):
EMC Corp., Convertible Subordinated Notes 1.75%, 12/1/13 (c)	330	563
1.75%, 12/1/13	305	520
Hewlett-Packard Co., Convertible Subordinated Notes, 0.00%, 10/14/17, Callable 12/3/07 @ 73.65	508	430
		1,513
Entertainment (4.3%):
Carnival Corp., Convertible Subordinated Notes, 2.00%, 4/15/21, Callable 4/15/08 @ 100	1,185	1,476
Walt Disney Co., Convertible Subordinated Notes, 2.13%, 4/15/23, Callable 4/15/08 @ 100	1,085	1,314
		2,790
Financial Services (4.7%):
Countrywide Financial Corp., Convertible Subordinated Notes, 1.74% (b), 4/15/37, Callable 10/15/08 @ 100 (c)	1,065	943
Wells Fargo Co., Convertible Subordinated Notes, 5.11% (b), 5/1/33, Callable 5/5/08 @ 100	2,115	2,104
		3,047

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Forest Products & Paper (0.1%):
Rayonier Trust Holdings, Inc., Convertible Subordinated Notes, 3.75%, 10/15/12 (c)	$60	$63
Health Care (3.6%):
Medtronic, Inc., Convertible Subordinated Notes 1.63%, 4/15/13 (c)	990	1,016
1.63%, 4/15/13	1,245	1,278
		2,294
Internet Business Services (1.1%):
Symantec Corp., Convertible Subordinated Notes, 1.00%, 6/15/13 (c)	625	709
Internet Service Provider (2.0%):
Yahoo, Inc., Convertible Subordinated Notes, 0.00%, 4/1/08	855	1,300
Manufacturing — Miscellaneous (0.5%):
3M Co., Convertible Subordinated Notes, 2.40% (b), 11/21/32, Callable 11/21/07 @ 88.26	333	299
Mining (2.3%):
Newmont Mining Corp., Convertible Subordinated Notes, 1.63%, 7/15/17 (c)	1,160	1,470
Oil & Gas Exploration — Production & Services (0.7%):
Devon Energy Corp., Convertible Subordinated Notes, 4.90%, 8/15/08, Callable 12/17/07 @ 100.50	245	417
Oil Marketing & Refining (1.0%):
Sunoco, Inc., Convertible Subordinated Notes, 6.75%, 6/15/12, Continuously Callable @ 100	185	667
Oilfield Services & Equipment (9.1%):
Cameron International Corp., Convertible Subordinated Notes, 2.50%, 6/15/26, Callable 6/20/11 @ 100	1,500	2,351
Halliburton Co., Convertible Subordinated Notes 3.13%, 7/15/23, Callable 7/15/08 @ 100 (c)	190	399
3.13%, 7/15/23, Callable 7/15/08 @ 100	800	1,681
Schlumberger Ltd., Convertible Subordinated Notes 2.13%, 6/1/23, Callable 6/6/10 @ 100 (c)	190	459
2.13%, 6/1/23, Callable 6/6/10 @ 100	400	967
		5,857
Pharmaceuticals (10.0%):
Alza Corp., Convertible Subordinated Notes, 0.00%, 7/28/20, Callable 12/3/07 @ 68.27	1,047	937
Bristol-Myers Squibb, Convertible Subordinated Notes, 5.19% (b), 9/15/23, Callable 9/21/08 @ 100	1,345	1,335
Teva Pharmaceutical Financial, Convertible Subordinated Notes, 1.75%, 2/1/26, Callable 2/1/11 @ 100	2,115	2,247
Wyeth, Convertible Subordinated Notes, 4.88% (b), 1/15/24, Callable 7/20/09 @ 100	1,750	1,868
		6,387
Pipelines (1.0%):
Noram Energy, Convertible Subordinated Notes, 6.00%, 3/15/12, Continuously Callable @ 100	647	638

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Publishing (2.3%):
Gannett Co., Inc., Convertible Subordinated Notes, 5.52% (b), 7/15/37, Callable 7/15/08 @ 100	$1,505	$1,496
Railroads (0.6%):
CSX Corp., Convertible Subordinated Notes, 0.00%, 10/30/21, Callable 10/30/08 @ 87.84	240	381
Real Estate Investment Trusts (2.9%):
iStar Financial, Inc., Convertible Subordinated Notes, 5.74% (b), 10/1/12	190	180
ProLogis Convertible Subordinated Notes, 2.25%, 4/1/37, Callable 4/5/12 @ 100 (c)	630	680
Vornado Realty Trust, Convertible Subordinated Notes, 3.63%, 11/15/26, Callable 11/15/11 @ 100	1,015	1,015
		1,875
Retail — Specialty Stores (4.7%):
Best Buy Co., Inc., Convertible Subordinated Notes, 2.25%, 1/15/22, Callable 11/20/07 @ 100	560	630
Lowes Cos., Inc., Convertible Subordinated Notes, 0.00%, 10/19/21, Callable 12/17/07 @ 86.97	1,025	1,007
TJX Cos., Inc., Convertible Subordinated Notes, 0.00%, 2/13/21, Callable 12/17/07 @ 76.68	1,440	1,402
		3,039
Semiconductors (3.1%):
Intel Corp., Convertible Subordinated Notes, 2.95%, 12/15/35	1,795	1,959
Telecommunications — Services & Equipment (4.6%):
Amdocs Ltd., Convertible Subordinated Notes, 0.50%, 3/15/24, Callable 3/20/09 @ 100	1,385	1,423
Nextel Communications, Inc., Convertible Subordinated Notes, 5.25%, 1/15/10, Callable 12/17/07 @ 101.17	1,535	1,533
		2,956
Transportation Services (1.3%):
GATX Corp., Convertible Subordinated Notes, 5.00%, 8/15/23, Callable 8/15/08 @ 100	510	853
Total Convertible Corporate Bonds (Cost $43,936)		49,963
Convertible Preferred Stocks (18.6%)
Aerospace/Defense (1.4%):
Northrop Grumman Corp., Series B, 7.00%	5,700	877
Banks (0.8%):
Washington Mutual, Inc., 5.38%	11,200	496
Chemicals (1.2%):
Celanese Corp., 4.25%	14,900	801
Energy (3.1%):
Chesapeake Energy Corp., 4.50%	12,900	1,356
Southern Union Co., 5.00%	11,500	650
		2,006

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financial Services (6.0%):
CIT Group, Inc., 7.75%	13,300	$335
Fannie Mae, 5.38%	23	2,259
Newell Financial Trust I, 5.25%	26,200	1,231
		3,825
Insurance (1.7%):
MetLife, Inc., 6.38%	12,800	429
XL Capital Ltd., 7.00%	25,400	646
		1,075
Real Estate Investment Trusts (1.9%):
HRPT Properties Trust, Series D, 6.50%	18,900	415
Simon Property Group, Inc., 6.00%	10,000	838
		1,253
Savings & Loans (2.5%):
New York Community Capital Trust V, 6.00%	18,700	940
Sovereign Capital Trust IV, 4.375%	16,000	654
		1,594
Total Convertible Preferred Stocks (Cost $11,358)		11,927
Total Investments (Cost $56,810) — 98.9%		63,406
Other assets in excess of liabilities — 1.1%		734
NET ASSETS — 100.0%		$64,140

(a)  Rate represents the effective yield at purchase.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(c)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

LLC — Limited Liability Co.

MTN — Medium Term Note

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	Balanced Fund		Investment Grade Convertible Fund
ASSETS:
Investments, at value (Cost $143,900, $56,810) (a)	$157,491		$63,406
Cash	50		50
Unrealized appreciation on credit default swap agreements	6		—
Interest and dividends receivable	481		295
Receivable for capital shares issued	—	(b)	72
Receivable for investments sold	5,416		371
Receivable from Adviser	11		2
Prepaid expenses	31		20
Total Assets	163,486		64,216
LIABILITIES:
Payable for investments purchased	4,803		—
Payable for capital shares redeemed	401		—
Payable for return of collateral received	20,551		—
Unrealized depreciation on credit default swap agreements	12		—
Accrued expenses and other payables:
Investment advisory fees	70		41
Administration fees	11		5
Custodian fees	5		2
Accounting fees	2		1
Transfer agent fees	6		3
Chief Compliance Officer fees	—	(b)	—	(b)
Trustee fees	1		—	(b)
Shareholder servicing fees — Class A Shares	10		11
12b-1 fees — Class R Shares	2		—
Other accrued expenses	9		13
Total Liabilities	25,883		76
NET ASSETS:
Capital	110,613		51,675
Accumulated undistributed net investment income (loss)	219		1,730
Accumulated net realized gains from investments	13,186		4,139
Net unrealized appreciation on investments	13,585		6,596
Net Assets	$137,603		$64,140
Net Assets
Class A Shares	$45,744		$51,413
Class C Shares	566		—
Class R Shares	3,908		—
Class I Shares	87,385		12,727
Total	$137,603		$64,140
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	2,944		3,497
Class C Shares	37		—
Class R Shares	251		—
Class I Shares	5,632		866
Total	8,864		4,363
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$15.54		$14.70
Class C Shares (d)	$15.49		—
Class R Shares	$15.54		—
Class I Shares	$15.52		$14.69
Maximum sales charge — Class A Shares	5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$16.49		$15.00

(a)  Balanced Fund includes securities on loan of $19,668.

(b)  Rounds to less than $1,000.

(c)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

	Balanced Fund	Investment Grade Convertible Fund
Investment Income:
Interest income	$2,390	$1,274
Dividend income	1,466	589
Income from securities lending, net	19	—
Total Income	3,875	1,863
Expenses:
Investment advisory fees	785	476
Administration fees	124	60
Shareholder servicing fees — Class A Shares	283	154
12b-1 fees — Class C Shares	5	—
12b-1 fees — Class R Shares	19	—
Accounting fees	31	6
Custodian fees	47	15
Transfer agent fees	24	11
Transfer agent fees — Class A Shares	12	5
Transfer agent fees — Class C Shares	1	—
Transfer agent fees — Class R Shares	1	—
Transfer agent fees — Class I Shares (a)	1	—	(b)
Trustees' fees	11	5
Chief Compliance Officer fees	3	1
Legal and audit fees	24	38
Other expenses	57	14
Total Expenses	1,428	785
Expenses waived/reimbursed by Adviser	(20)	(2)
Net Expenses	1,408	783
Net Investment Income	2,467	1,080
Realized/Unrealized Gains (Losses) from Investment Transactions
Net realized gains from investment transactions	13,651	6,141
Net realized losses from swaps	(13)	—
Change in unrealized appreciation/depreciation on investments and swaps	2,122	870
Net realized/unrealized gains (losses) from investments and swaps	15,760	7,011
Net increase from payments by Adviser	96	47
Change in net assets resulting from operations	$18,323	$8,138

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$2,467	$1,997	$1,080	$639
Net realized gains from investment transactions and swaps	13,638	7,725	6,141	1,897
Change in unrealized appreciation/ depreciation on investments and swaps	2,122	5,428	870	2,862
Net increase from payments by Adviser	96	18	47	9
Change in net assets resulting from operations	18,323	15,168	8,138	5,407
Distributions to shareholders:
From net investment income:
Class A Shares	(2,062)	(2,070)	(406)	(833)
Class C Shares	(5)	(3)	—	—
Class R Shares	(50)	(52)	—	—
Class I Shares (a)	(291)	—	(14)	—
From net realized gains on investment transactions:
Class A Shares	(1,290)	—	(1,447)	—
Class C Shares	(4)	—	—	—
Class R Shares	(40)	—	—	—
Change in net assets resulting from distributions to shareholders	(3,742)	(2,125)	(1,867)	(833)
Change in net assets from capital transactions	(3,001)	(20,144)	(4,368)	(5,908)
Change in net assets	11,580	(7,101)	1,903	(1,334)
Net Assets:
Beginning of period	126,023	133,124	62,237	63,571
End of period	$137,603	$126,023	$64,140	$62,237
Accumulated undistributed net investment income (loss)	$219	$6	$1,730	$425

(a)  Class I Shares commenced operations August 31, 2007.

See notes to financial statements.

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$11,185	$11,405	$7,781	$9,736
Dividends reinvested	3,297	2,030	1,800	801
Cost of shares redeemed	(100,635)	(32,766)	(26,147)	(16,445)
Total Class A Shares	$(86,153)	$(19,331)	$(16,566)	$(5,908)
Class C Shares:
Proceeds from shares issued	$211	$133	—	—
Dividends reinvested	6	2	—	—
Cost of shares redeemed	(125)	(174)	—	—
Total Class C Shares	$92	$(39)	—	—
Class R Shares:
Proceeds from shares issued	$624	$408	—	—
Dividends reinvested	85	48	—	—
Cost of shares redeemed	(1,029)	(1,230)	—	—
Total Class R Shares	$(320)	$(774)	—	—
Class I Shares (a):
Proceeds from shares issued	$84,480	—	$12,639	—
Dividends reinvested	291	—	14	—
Cost of shares redeemed	(1,391)	—	(455)	—
Total Class I Shares	$83,380	—	$12,198	—
Change in net assets from capital transactions	$(3,001)	$(20,144)	$(4,368)	$(5,908)
Share Transactions:
Class A Shares:
Issued	774	859	567	754
Reinvested	230	153	136	63
Redeemed	(6,828)	(2,461)	(1,876)	(1,278)
Total Class A Shares	(5,824)	(1,449)	(1,173)	(461)
Class C Shares:
Issued	16	10	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(9)	(13)	—	—
Total Class C Shares	7	(3)	—	—
Class R Shares:
Issued	43	31	—	—
Reinvested	6	4	—	—
Redeemed	(71)	(93)	—	—
Total Class R Shares	(22)	(58)	—	—
Class I Shares (a):
Issued	5,704	—	897	—
Reinvested	19	—	1	—
Redeemed	(91)	—	(32)	—
Total Class I Shares	5,632	—	866	—
Change in shares	(207)	(1,510)	(307)	(461)

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Rounds to less than 1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$13.89		$12.58	$12.08	$11.24	$10.48
Investment Activities:
Net investment income	0.28		0.21	0.20	0.17	0.17
Net realized and unrealized gains on investments and swaps	1.78		1.32	0.53	0.88	0.81
Total from Investment Activities	2.06		1.53	0.73	1.05	0.98
Distributions to Shareholders:
From net investment income	(0.26)		(0.22)	(0.23)	(0.21)	(0.22)
From net realized gains on investments	(0.15)		—	—	—	—
Total Distributions	(0.41)		(0.22)	(0.23)	(0.21)	(0.22)
Net Asset Value, End of Period	$15.54		$13.89	$12.58	$12.08	$11.24
Total Return (excludes sales charge)	15.11	%(a)	12.25%	6.08%	9.37%	9.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$45,744		$121,807	$128,543	$124,494	$133,959
Ratio of expenses to average net assets	1.09%		1.18%	1.21%	1.26%	1.23%
Ratio of net investment income to average net assets	1.87%		1.55%	1.62%	1.42%	1.82%
Ratio of expenses to average net assets (b)	1.09%		1.18%	1.27%	1.30%	1.24%
Ratio of net investment income to average net assets (b)	1.87%		1.55%	1.56%	1.38%	1.81%
Portfolio turnover (c)	171%		153%	127%	134%	112%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Period Ended October 31, 2003(a)
Net Asset Value, Beginning of Period	$13.87		$12.56	$12.06	$11.22	$10.12
Investment Activities:
Net investment income	0.14		0.11	0.10	0.12	0.09
Net realized and unrealized gains on investments and swaps	1.77		1.31	0.53	0.88	1.10
Total from Investment Activities	1.91		1.42	0.63	1.00	1.19
Distributions to Shareholders:
From net investment income	(0.14)		(0.11)	(0.13)	(0.16)	(0.09)
From net realized gains on investments	(0.15)		—	—	—	—
Total Distributions	(0.29)		(0.11)	(0.13)	(0.16)	(0.09)
Net Asset Value, End of Period	$15.49		$13.87	$12.56	$12.06	$11.22
Total Return (excludes contingent deferred sales charge) (b)	13.95	%(c)	11.35%	5.25%	8.86%	11.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$566		$416	$415	$457	$49
Ratio of expenses to average net assets (d)	2.00%		2.00%	2.00%	1.70%	1.69%
Ratio of net investment income to average net assets (d)	0.95%		0.71%	0.85%	0.94%	1.04%
Ratio of expenses to average net assets (d) (e)	3.88%		4.06%	4.12%	4.29%	3.64%
Ratio of net investment income to average net assets (d) (e)	(0.93)%		(1.35)%	(1.27)%	(1.65)%	(0.91)%
Portfolio turnover (f)	171%		153%	127%	134%	112%

(a)  Class C Shares commenced operations March 1, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$13.90		$12.59	$12.09	$11.25	$10.49
Investment Activities:
Net investment income	0.19		0.14	0.16	0.13	0.16
Net realized and unrealized gains on investments and swaps	1.79		1.33	0.53	0.89	0.79
Total from Investment Activities	1.98		1.47	0.69	1.02	0.95
Distributions to Shareholders:
From net investment income	(0.19)		(0.16)	(0.19)	(0.18)	(0.19)
From net realized gains on investments	(0.15)		—	—	—	—
Total Distributions	(0.34)		(0.16)	(0.19)	(0.18)	(0.19)
Net Asset Value, End of Period	$15.54		$13.90	$12.59	$12.09	$11.25
Total Return	14.48	%(a)	11.78%	5.69%	9.09%	9.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,908		$3,800	$4,166	$4,247	$4,425
Ratio of expenses to average net assets	1.60%		1.60%	1.57%	1.50%	1.50%
Ratio of net investment income to average net assets	1.35%		1.12%	1.27%	1.17%	1.48%
Ratio of expenses to average net assets (b)	1.74%		1.73%	1.77%	2.11%	2.06%
Ratio of net investment income to average net assets (b)	1.21%		0.99%	1.07%	0.56%	0.92%
Portfolio turnover (c)	171%		153%	127%	134%	112%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

Balanced Fund
Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$14.80
Investment Activities:
Net investment income	0.05
Net realized and unrealized gains on investments and swaps	0.72
Total from investment activities	0.77
Distributions to Shareholders:
From net investment income	(0.05)
Total Distributions	(0.05)
Net Asset Value, End of Period	$15.52
Total Return (b)	5.22%
Ratios/Supplemental Data:
Net Assets at end of period (000's)	$87,385
Ratio of expenses to average net assets (c)	0.80%
Ratio of net investment income to average net assets (c)	2.13%
Ratio of expenses to average net assets (c) (d)	0.83%
Ratio of net investment income to average net assets (c) (d)	2.10%
Portfolio turnover rate (e)	171%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$13.33		$12.39	$11.96	$11.48	$10.04
Investment Activities:
Net investment income	0.30		0.13	0.20	0.25	0.32
Net realized and unrealized gains on investments	1.47		0.98	0.41	0.49	1.45
Total from Investment Activities	1.77		1.11	0.61	0.74	1.77
Distributions to Shareholders:
From net investment income	(0.09)		(0.17)	(0.18)	(0.26)	(0.33)
From net realized gains on investments	(0.31)		—	—	—	—
Total Distributions	(0.40)		(0.17)	(0.18)	(0.26)	(0.33)
Net Asset Value, End of Period	$14.70		$13.33	$12.39	$11.96	$11.48
Total return (Excludes sales charge)	13.61	%(a)	9.04%	5.15%	6.42%	17.89%
Ratios/Supplemental Data:
Net assets at end of period (000)	$51,413		$62,237	$63,571	$68,448	$94,496
Ratio of expenses to average net assets	1.24%		1.36%	1.37%	1.34%	1.35%
Ratio of net investment income to average net assets	1.69%		1.02%	1.60%	2.10%	2.98%
Ratio of expenses to average net assets (b)	1.24%		1.36%	1.40%	1.34%	1.35%
Ratio of net investment income to average net assets (b)	1.69%		1.02%	1.57%	2.10%	2.98%
Portfolio turnover (c)	44%		49%	44%	52%	59%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

Investment Grade Convertible Fund
Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$14.08
Investment Activities:
Net investment income	0.04
Net realized and unrealized gains on investments	0.59
Total from investment activities	0.63
Distributions to Shareholders:
From net investment income	(0.02)
Total Distributions	(0.02)
Net Asset Value, End of Period	$14.69
Total Return (b)	4.45%
Ratios/Supplemental Data:
Net Assets at end of period (000's)	$12,727
Ratio of expenses to average net assets (c)	1.00%
Ratio of net investment income to average net assets (c)	1.84%
Ratio of expenses to average net assets (c) (d)	1.08%
Ratio of net investment income to average net assets (c) (d)	1.76%
Portfolio turnover rate (e)	44%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (19.3%)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12 , Class AM 5.75% (a), 9/11/38 (b)	$330	$332
Series 2007-PW16, Class A4 5.71% (a), 6/11/40	2,045	2,061
Series 2007-T28, Class A3 5.79%, 9/11/42 (c)	750	755
Series 2007-T28, Class AM 5.84%, 9/11/42 (c)	470	471
Chase Mortgage Finance Corp.
Series 2005-A1, Class M 5.31% (a), 12/25/35	859	842
Series 2005-A2, Class M 5.45% (a), 1/25/36	964	951
Series 2007-A1, Class 1B2 4.41% (a), 2/25/37 (c)	312	297
Series 2007-A1, Class 1M 4.41% (a), 2/25/37	699	684
Series 2007-A1, Class 2B1 5.80% (a), 3/25/37 (c)	554	544
Series 2007-A2, Class 1B1 4.46% (a), 7/25/37 (c)	338	326
Series 2007-A2, Class 1M 4.46% (a), 7/25/37 (c)	99	97
Series 2007-A2, Class 2M 4.46% (a), 7/25/37 (c)	104	99
Series 2007-S1, Class AM 6.08%, 2/25/37	351	336
Series 2007-S1, Class B1 6.08%, 2/25/37	258	231
ChaseFlex Trust, Series 2005-2, Class 4A3, 6.00% (a), 5/25/20	618	626
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AJ, 5.40%, 12/11/49	390	370
Fannie Mae Whole Loan, Series 2002-W7, Class A5, 7.50%, 2/25/29	554	583
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	355	372
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class B1, 6.22% (a), 11/25/36	942	894
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.80% (a), 8/10/45	1,515	1,535
GSR Mortgage Loan Trust
Series 2004-10F, Class 6A1 5.00%, 9/25/34	954	913
Series 2006-2F, Class B2 5.89% (a), 2/25/36	561	489
Series 2006-6F, Class M1 6.30% (a), 7/25/36	248	238
Series 2006-8F, Class B1 6.45% (a), 9/25/36	795	775
Series 2006-9F, Class M1 6.43% (a), 10/25/36	396	387
JP Morgan Chase Commercial Mortgage Securities
Series 2005-LDP3, Class AJ 4.94% (a), 8/15/42	450	421
Series 2005-LDP4, Class AM 5.00%, 10/15/42	385	368
JP Morgan Mortgage Trust
Series 2005-A1, Class IB1 4.91% (a), 2/25/35 (b)	1,011	985
Series 2005-A2, Class B1 4.74% (a), 4/25/35	1,267	1,233
Series 2005-A3, Class 1B1 4.99%, 6/25/35 (b)	764	743
Series 2005-A4, Class B1 5.20% (a), 7/25/35 (b)	775	760
Series 2005-A5, Class IB1 5.19% (a), 8/25/35 (b)	455	449
Series 2005-A6, Class 1B1 5.17% (a), 9/25/35	1,048	1,029
Series 2005-A8, Class B1 5.18% (a), 11/25/35	1,368	1,324
Series 2006-A1, Class B1 5.39% (a), 2/25/36 (b)	501	499
Series 2006-A2, Class IB1 5.68% (a), 4/25/36 (b)	1,404	1,398
Series 2006-A5, Class B1 5.91% (a), 8/25/36 (b)	743	711
Series 2006-S4, Class B1 6.40% (a), 1/25/37	483	468
Series 2006-S4, Class B2 6.40% (a), 1/25/37 (b)	637	581
Series 2007-A1, Class B1 4.82% (a), 7/25/35 (b)	585	578
Series 2007-A2, Class B2 5.85% (a), 4/25/37 (c)	551	540

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series 2007-A2, Class B3 5.85% (a), 4/25/37 (b) (c)	$246	$233
Series 2007-A4, Class B1 5.76% (a), 6/25/37 (c)	809	798
Series 2007-A4, Class B2 5.76% (a), 6/25/37 (c)	290	282
Series 2007-A4, Class B3 5.76% (a), 6/25/37 (c)	240	226
Morgan Stanley Mortgage Loan Trust
Series 2004-6AR, Class CB4 5.11% (a), 8/25/34 (c)	391	369
Series 2005-7, Class 2A1 5.61%, 11/25/35	789	769
Series 2006-2, Class 4A 6.00%, 2/25/36	891	882
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 4.59% (a), 4/25/34 (b)	437	434
Structured Asset Securities Corp., Series 2005-17, Class 5A1, 5.50%, 10/25/35	555	543
Total Collateralized Mortgage Obligations (Cost $32,260)		31,831
Commercial Papers (2.0%)
Dexia Delaware LLC, 4.79% (d), 11/1/07	3,371	3,371
Total Commercial Papers (Cost $3,371)		3,371
Corporate Bonds (30.5%)
Aerospace/Defense (0.1%):
Lockheed Martin Corp., Series B, 6.15%, 9/1/36	145	149
Airlines (0.9%):
Continental Airlines, Inc., Series 99-2, 7.06%, 3/15/11	365	373
Delta Air Lines, Inc., Series 02-1, 6.42%, 1/2/14	1,015	1,030
		1,403
Automotive (0.1%):
DaimlerChrysler North America Holding Corp.
7.30%, 1/15/12	98	105
8.50%, 1/18/31	80	102
		207
Banks (3.5%):
Asian Development Bank
4.50%, 9/4/12, MTN	144	143
5.82%, 6/16/28, Callable 6/16/08 @ 100	80	85
BAC Capital Trust XI, 6.63%, 5/23/36	195	198
Bank of America Corp.
6.25%, 4/15/12	220	229
5.63%, 10/14/16	405	404
European Investment Bank
3.38%, 3/16/09	273	270
4.63%, 5/15/14	98	98
Fifth Third Bancorp, 4.50%, 6/1/18	260	229
First Union Capital I, Series A, 7.94%, 1/15/27, Callable 12/10/07 @ 103.97	740	769
Inter-American Development Bank, 4.50%, 9/15/14	264	260
KFW
3.25%, 3/30/09	320	315
4.13%, 10/15/14	195	190
Korea Developmental Bank, Series 6, 5.75%, 9/10/13	125	126

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Mellon Funding Corp., 6.38%, 2/15/10	$270	$277
Royal Bank of Scotland Group PLC, Series 1, 9.12%, 3/31/49, Callable 3/31/10 @ 100	500	535
USB Capital IX, 6.19% (a), 4/15/49, Callable 4/15/11 @ 100	705	711
Wachovia Capital Trust III, 5.80%, 3/15/42, Callable 3/15/11 @ 100	700	694
Wachovia Corp., 3.63%, 2/17/09	291	285
		5,818
Beverages (0.3%):
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16	175	170
Coca-Cola Enterprises, Inc.
5.75%, 11/1/08	93	94
8.50%, 2/1/12	141	159
8.50%, 2/1/22	120	151
		574
Building-Residential & Commercial (0.5%):
KB Home, 8.63%, 12/15/08	765	754
Chemicals (0.7%):
Dow Chemical Co.
5.75%, 12/15/08	125	126
6.00%, 10/1/12	80	82
E.I. Du Pont de Nemours & Co., 4.88%, 4/30/14	80	78
Reichhold Industries, Inc., 9.00%, 8/15/14, Callable 8/15/10 @ 104.50 (e)	795	807
		1,093
Computers & Peripherals (0.7%):
International Business Machine Corp.
5.38%, 2/1/09	133	134
5.70%, 9/14/17	760	771
6.50%, 1/15/28	180	192
		1,097
Cosmetics & Toiletries (0.3%):
Gillette Co., 3.80%, 9/15/09	195	193
Kimberly-Clark Corp.
5.00%, 8/15/13	140	139
6.25%, 7/15/18	90	94
Procter & Gamble Co., 4.95%, 8/15/14	110	109
		535
Electric Integrated (0.2%):
Dominion Resources, Inc., Series C, 5.15%, 7/15/15	115	111
MidAmerican Energy Holdings, 6.50%, 9/15/37 (e)	120	123
Southern California Edison Co., 5.63%, 2/1/36	120	114
		348
Electronics (0.2%):
General Electric Co., 5.00%, 2/1/13	300	298
Financial Services (6.1%):
American General Finance, 3.88%, 10/1/09, MTN	237	231
Boeing Capital Corp., 5.80%, 1/15/13	119	123

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Caterpillar Financial Service Corp.
4.50%, 6/15/09	$105	$104
4.60%, 1/15/14, MTN	50	48
CIT Group, Inc., 4.75%, 12/15/10, MTN	102	98
Countrywide Home Loan, 4.13%, 9/15/09, MTN	203	177
Credit Suisse First Boston USA, Inc.
4.70%, 6/1/09	405	404
6.50%, 1/15/12	275	288
Ford Motor Credit Co. LLC, 7.38%, 10/28/09	765	738
General Electric Capital Corp., Series A
4.25%, 9/13/10, MTN	68	67
6.00%, 6/15/12, MTN	206	214
5.38%, 10/20/16, MTN	320	319
5.63%, 9/15/17, MTN	825	833
6.15%, 8/7/37, MTN	140	145
Goldman Sachs Group, Inc.
6.88%, 1/15/11	157	164
6.60%, 1/15/12	306	321
5.75%, 10/1/16	355	357
HSBC Finance Corp.
4.13%, 11/16/09	237	233
6.75%, 5/15/11	233	243
International Lease Finance Corp., 6.38%, 3/15/09	353	359
John Deere Capital Corp.
4.50%, 8/25/08, MTN	105	104
5.10%, 1/15/13	110	108
JP Morgan Chase & Co., 6.75%, 2/1/11 (b)	440	461
JP Morgan Chase Capital, 5.88%, 3/15/35 (b)	285	259
Lehman Brothers Holdings, Inc.
7.88%, 8/15/10	239	252
7.00%, 9/27/27, MTN	825	843
Merrill Lynch & Co., Inc.
6.00%, 2/17/09	303	303
6.88%, 11/15/18	220	228
Morgan Stanley Group, Inc., 4.25%, 5/15/10, MTN	295	289
SLM Corp., Series A, 5.63%, 1/25/25, Callable 1/25/10 @ 100, MTN	425	331
Toyota Motor Credit Corp.
4.25%, 3/15/10	116	116
4.35%, 12/15/10	1	1
Unilever Capital Corp., 5.90%, 11/15/32	135	133
Washington Mutual Preferred Funding IV, 9.75% (a), Perpetual Maturity, Callable 12/15/17 @ 100 (e)	1,200	1,188
		10,082
Food Distributors, Supermarkets & Wholesalers (0.5%):
Kroger Co., 7.50%, 4/1/31	85	96
Safeway, Inc., 7.50%, 9/15/09	120	125
Tesco PLC, 6.15%, 11/15/37	570	558
		779

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Food Processing & Packaging (0.1%):
Kellogg Co., Series B, 6.60%, 4/1/11	$80	$83
Kraft Foods, Inc., 4.13%, 11/12/09	77	76
		159
Forest Products & Paper (0.1%):
Weyerhaeuser Co.
6.75%, 3/15/12	90	94
7.38%, 3/15/32	75	75
		169
Governments-Foreign (1.2%):
Province of Ontario
5.50%, 10/1/08	179	180
5.13%, 7/17/12	172	175
Province of Quebec
5.75%, 2/15/09	93	95
4.88%, 5/5/14	212	212
Republic of Italy
4.50%, 1/21/15	320	311
6.88%, 9/27/23	155	180
United Mexican States
9.88%, 2/1/10	224	250
6.38%, 1/16/13, MTN	415	441
Series A, 6.75%, 9/27/34, MTN	125	140
		1,984
Health Care (0.7%):
Health Net, Inc., 6.38%, 6/1/17	765	756
UnitedHealth Group, Inc.
4.88%, 3/15/15	120	115
5.38%, 3/15/16	65	64
Wellpoint, Inc.
4.25%, 12/15/09	50	49
6.80%, 8/1/12	75	80
5.95%, 12/15/34	35	34
		1,098
Hotels & Motels (1.0%):
Cap Cana SA, 9.63%, 11/3/13 (e)	1,570	1,597
Insurance (1.4%):
Allstate Life Global Funding Trust, 4.50%, 5/29/09	96	95
AXA SA, 8.60%, 12/15/30	95	119
Cigna Corp., 7.00%, 1/15/11	45	47
Cincinnati Financial Corp., 6.13%, 11/1/34	140	137
ING Capital Funding Trust III, 8.44% (a), 12/31/49, Callable 12/31/10 @ 100	75	81
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	117	116
MetLife, Inc., 5.38%, 12/15/12	110	111
Phoenix Cos., 6.68%, 2/16/08	1,255	1,258
Protective Life Secured Trust, 4.00%, 10/7/09, MTN	70	69

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Prudential Financial, Inc.
Series B, 5.10%, 9/20/14, MTN	$230	$222
Series D, 5.10%, 12/14/11, MTN	80	80
		2,335
Media (0.1%):
News America, Inc., 6.20%, 12/15/34	90	87
Time Warner, Inc., 6.88%, 5/1/12	109	115
		202
Medical Supplies (0.6%):
AmerisourceBergen Corp., 5.88%, 9/15/15	735	728
Baxter International, Inc., 4.63%, 3/15/15	150	142
Cardinal Health, Inc., 5.85%, 12/15/17	115	115
		985
Metal Fabrication (0.3%):
Timken Co., 5.75%, 2/15/10	430	427
Office Furnishing (0.4%):
Steelcase, Inc., 6.50%, 8/15/11	620	638
Oil & Gas-Exploration & Production (1.7%):
Marathon Oil Corp., 6.13%, 3/15/12	209	216
Merey Sweeny LP, 8.85%, 12/18/19 (e)	841	983
Pemex Project Funding Master Trust, 6.63%, 6/15/35	110	117
Western Oil Sands, Inc., 8.38%, 5/1/12	1,120	1,245
XTO Energy, Inc., 6.75%, 8/1/37	215	231
		2,792
Oil Companies-Integrated (0.1%):
ConocoPhillips Co., 8.75%, 5/25/10	155	169
Oil Marketing & Refining (0.5%):
Enterprise Products Operating LP, 8.38%, 8/1/66, Callable 8/1/16 @ 100	795	828
Pharmaceuticals (0.9%):
AstraZenca PLC, 6.45%, 9/15/37	525	553
Schering-Plough Corp., 6.55%, 9/15/37	520	539
Wyeth
6.95%, 3/15/11	105	111
5.50%, 2/1/14	245	246
6.50%, 2/1/34	90	95
		1,544
Pipelines (1.3%):
Colorado Interstate Gas Co., 6.80%, 11/15/15	380	395
Tennessee Gas Pipeline, 7.63%, 4/1/37	975	1,066
Teppco Partners LP, 6.13%, 2/1/13	690	697
		2,158
Primary Metal & Mineral Production (0.8%):
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/1/17, Callable 4/1/12 @ 104.19	725	794
Phelps Dodge Corp., 9.50%, 6/1/31	400	523
		1,317

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Radio & Television (0.5%):
Comcast Cable Communications, 6.20%, 11/15/08	$233	$235
Comcast Corp.
4.95%, 6/15/16	215	202
6.45%, 3/15/37	70	71
Cox Communications, Inc., 7.13%, 10/1/12	273	291
		799
Railroads (0.2%):
Burlington Northern/Santa Fe, Inc., 7.13%, 12/15/10	210	222
Union Pacific Corp., 7.25%, 11/1/08	175	178
		400
Retail-Discount (0.4%):
Target Corp.
5.38%, 6/15/09	190	191
5.88%, 3/1/12	126	130
Wal-Mart Stores, Inc.
6.88%, 8/10/09	179	185
4.13%, 2/15/11	152	149
		655
Software & Computer Services (0.1%):
Cisco Systems, Inc., 5.50%, 2/22/16	225	226
Telecommunications (0.8%):
Inmarsat Finance PLC, 7.63%, 6/30/12, Callable 3/1/08 @ 103.81	725	749
Telefonica Emisiones SAU, 7.05%, 6/20/36	575	632
		1,381
Telecommunications-Cellular (0.3%):
Dobson Cellular Systems, 9.88%, 11/1/12, Callable 11/1/08 @ 104.94	380	411
New Cingular Wireless Services, 8.13%, 5/1/12	76	85
		496
Telecommunications-Equipment (0.1%):
Motorola, Inc., 7.63%, 11/15/10	79	84
Tobacco (0.5%):
Reynolds American, Inc., 6.75%, 6/15/17	825	850
Utilities-Electric (1.2%):
Dominion Resources, Inc.
Series A
5.69%, 5/15/08	845	846
5.60%, 11/15/16	230	226
Series B
6.25%, 6/30/12	60	62
Firstenergy Corp., Series C, 7.38%, 11/15/31	245	267
Hydro-Quebec, 8.05%, 7/7/24	130	166
Pacific Gas & Electric Co.
4.80%, 3/1/14	174	168
6.05%, 3/1/34	140	140
Progress Energy, Inc., 6.85%, 4/15/12	149	158
		2,033

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities-Telecommunications (1.1%):
AT&T Corp., 8.00%, 11/15/31	$521	$646
British Telecom PLC, 8.63%, 12/15/10 (b)	510	561
Sprint Capital Corp.
7.63%, 1/30/11	228	241
8.75%, 3/15/32	155	177
Sprint Nextel Corp., 6.00%, 12/1/16	260	250
		1,875
Total Corporate Bonds (Cost $50,361)		50,338
U.S. Government Agency Securities (2.0%)
Federal Home Loan Mortgage Corp.
4.13%, 7/12/10 (f)	759	754
4.65%, 10/10/13, Callable 4/10/08 @ 100 (f)	1,698	1,666
6.75%, 9/15/29	90	108
Federal National Mortgage Association
4.38%, 7/17/13	247	242
5.00%, 4/15/15-3/15/16 (f)	46	46
Small Business Administration
6.15%, 4/1/19	504	517
Total U.S. Government Agency Securities (Cost $3,265)		3,333
U.S. Government Mortgage Backed Agencies (33.5%)
Federal Home Loan Mortgage Corp.
8.00%, 6/1/17	253	264
7.50%, 4/1/28-7/1/37	598	625
6.50%, 8/1/29-1/1/36	2,601	2,682
7.00%, 1/1/30-7/1/32	757	790
5.00%, 6/1/34	2,430	2,339
5.75% (a), 11/1/35	473	479
5.88% (a), 4/1/36	73	74
6.76% (a), 8/1/36	524	539
Federal National Mortgage Association
8.00%, 11/1/12-2/1/33	379	400
10.00%, 11/1/13	39	43
10.50%, 11/1/13	16	17
11.00%, 11/1/13	30	33
7.00%, 10/1/26-12/1/37 (g)	1,326	1,383
6.50%, 9/1/28-4/1/37	1,296	1,331
7.50%, 12/1/28-11/1/29	11	11
6.00%, 10/1/29-11/1/37 (g)	8,055	8,127
8.50%, 4/1/31	16	17
6.00%, 12/1/32 (b)	390	395
5.50%, 1/1/33-11/1/36	8,936	8,833

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 8/1/33-7/1/34	$10,985	$10,571
5.00%, 3/1/34 (b)	3,804	3,661
5.50%, 12/1/34 (b)	2,039	2,013
6.50%, 12/1/34-11/1/37 (g)	1,210	1,238
7.00%, 1/1/35 (b)	1,375	1,439
5.80% (a), 3/1/36	523	535
6.04% (a), 4/1/36	935	956
6.45% (a), 5/1/36	2,708	2,769
6.36% (a), 9/1/36 (c)	1,303	1,334
6.07% (a), 9/1/37 (c)	966	982
7.00%, 11/1/37 (g)	410	425
5.00%, 12/1/37 (g)	1,155	1,108
Government National Mortgage Association
7.50%, 12/15/27-4/15/29	7	8
Total U.S. Government Mortgage Backed Agencies (Cost $55,268)		55,421
U.S. Treasury Obligations (13.0%)
U.S. Treasury Bonds
8.00%, 11/15/21 (f)	809	1,076
6.25%, 8/15/23 (f)	2,770	3,215
6.13%, 11/15/27 (f)	1,041	1,218
4.75%, 2/15/37 (f)	1,563	1,562
U.S. Treasury Notes
3.75%, 5/15/08 (f)	516	515
3.88%, 5/15/09 (f) (g)	1,028	1,027
4.25%, 1/15/11 (f) (g)	2,922	2,945
4.63%, 7/31/12 (g)	3,548	3,620
4.25%, 8/15/13 (f)	999	1,002
4.75%, 8/15/17 (f)	5,142	5,255
Total U.S. Treasury Obligations (Cost $21,123)		21,435
Municipal Bonds (0.2%)
Illinois State Taxable Pension, GO, 5.10%, 6/1/33	280	265
Total Municipal Bonds (Cost $278)		265

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Short-Term Securities Held as Collateral for Securities Lending (8.3%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$13,723	$13,723
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $13,723)		13,723
Total Investments (Cost $179,649) — 108.8%		179,717
Liabilities in excess of other assets — (8.8)%		(14,575)
NET ASSETS — 100.0%		$165,142

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/07.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Securities valued at fair value using methods approved by the Board of Trustees and representing 4.5% of net assets as of 10/31/07.

(d)  Rate represents the effective yield at purchase.

(e)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(f)  A portion or all of the security was held on loan.

(g)  All or a portion of this security was purchased on a "when-issued" basis.

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns	VF Corp., 6.00%, 10/15/33	Buy	(0.42)%	9/20/12	$2,400	$(23)
Bear Stearns	Nucor, 4.88%, 10/1/12	Buy	(0.46)%	9/20/17	2,400	(26)
Barclays Bank PLC	Ford Motor Co., 6.50%, 8/1/18	Sell	5.98%	12/20/12	1,600	9
Barclays Bank PLC	Freeport- McMoRan Copper & Gold, 6.88%, 2/1/14	Sell	1.00%	12/20/12	3,200	15
						$(25)

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Fund for Income  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (73.2%)
Multi-family (24.3%):
Collateralized Mortgage Obligations (12.1%):
Government National Mortgage Assoc. Series 1999-1, Class Z 6.50%, 1/20/29	$5,393	$5,570
Series 2003-108, Class BH 7.50%, 2/16/34	5,818	6,218
Series 2003-22, Class AH 8.00%, 6/16/21	3,195	3,215
Series 2003-36, Class B 7.50%, 2/16/31	3,112	3,240
Series 2003-47, Class B 8.00%, 10/16/27	4,376	4,591
Series 2003-59, Class B 7.50%, 7/16/18	3,504	3,558
Series 2003-87, Class BH 7.50%, 8/16/32	7,424	7,923
		34,315
Pass-throughs (12.2%):
Government National Mortgage Assoc. 7.88%, 7/15/21-7/15/27	4,431	4,946
7.92%, 7/15/23	696	754
8.00%, 7/15/24-8/15/31	4,075	4,375
7.95%, 4/15/25	402	434
8.25%, 4/15/27-9/15/30	677	732
8.60%, 5/15/27	545	565
7.75%, 6/15/30-11/15/38	3,099	3,154
6.50%, 3/20/34-4/20/34	9,769	10,048
7.00%, 4/15/35	3,648	3,816
8.13%, 7/15/38-6/15/41	5,293	5,591
		34,415
		68,730
Single Family (48.9%):
Collateralized Mortgage Obligations (3.2%):
Government National Mortgage Assoc. Series 1995-4, Class CQ 8.00%, 6/20/25	12	13
Series 1997-2, Class E 7.50%, 2/20/27	51	53
Series 1999-9, Class C 7.00%, 3/16/29	3,806	4,024
Series 2001-25, Class PE 7.00%, 5/20/31	4,629	4,785
		8,875
Pass-throughs (45.7%):
Government National Mortgage Assoc. 8.00%, 12/15/07-3/15/34	22,626	24,024
9.00%, 10/15/09-6/20/30	7,783	8,362
9.50%, 12/15/09-6/15/21	534	553
7.50%, 8/15/10-4/15/34	20,652	21,893
10.00%, 5/15/12-6/15/21	105	118
8.50%, 3/15/15-7/15/30	12,744	13,692
7.00%, 4/15/16-11/20/35	23,959	25,197
8.75%, 3/20/17	46	49
8.85%, 5/15/18-12/15/18	957	1,028
8.15%, 3/15/19-4/15/20	163	174
8.25%, 4/20/20-1/15/30	284	304

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
7.95%, 7/20/20	$553	$583
7.75%, 8/20/20-1/20/21	472	496
7.65%, 10/20/21-7/20/22	507	529
7.29%, 12/20/21-11/20/22	521	545
7.60%, 2/20/22	229	239
6.50%, 11/15/23-9/20/34	23,184	23,909
6.00%, 9/15/33-10/15/33	7,439	7,546
		129,241
		138,116
Total Government National Mortgage Association (Cost $209,445)		206,846
U.S. Treasury Obligations (25.2%)
U.S. Treasury Bills, 4.07% (a), 12/20/07	6,940	6,902
U.S. Treasury Bonds, 11.25%, 2/15/15	18,000	25,703
U.S. Treasury Notes
13.25%, 5/15/14	26,000	29,512
11.75%, 11/15/14	8,000	9,213
Total U.S. Treasury Obligations (Cost $71,476)		71,330
Money Market Funds (0.4%)
Federated U.S. Treasury Cash Reserve Fund, 3.82% (b)	985	985
Total Money Market Funds (Cost $985)		985
Total Investments (Cost $281,906) — 98.8%		279,161
Other assets in excess of liabilities — 1.2%		3,434
NET ASSETS — 100.0%		$282,595

(a)  Rate represents the effective yield at purchase.

(b)  Rate disclosed is the one day yield as of 10/31/07.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	Core Bond Fund	Fund for Income
ASSETS:
Investments, at value (Cost $179,649, $281,906) (a)	$179,717	$279,161
Cash	50	50
Unrealized appreciation on credit default swap agreements	24	—
Interest receivable	1,619	3,675
Receivable for capital shares issued	76	55
Receivable for investments sold	19,799	—
Receivable from Adviser	68	1
Prepaid expenses	20	24
Total Assets	201,373	282,966
LIABILITIES:
Payable for investments purchased	22,305	—
Payable for capital shares redeemed	25	89
Payable for return of collateral received	13,723	—
Unrealized depreciation on credit default swap agreements	49	—
Accrued expenses and other payables:
Investment advisory fees	70	120
Administration fees	13	22
Custodian fees	4	7
Accounting fees	3	3
Transfer agent fees	7	32
Chief Compliance Officer fees	— (b)	— (b)
Trustee fees	1	1
Shareholder servicing fees — Class A Shares	21	37
12b-1 fees — Class C Shares	—	11
12b-1 fees — Class R Shares	—	21
Other accrued expenses	10	28
Total Liabilities	36,231	371
NET ASSETS:
Capital	176,643	335,879
Accumulated undistributed net investment income	482	676
Accumulated net realized losses from investment transactions	(12,026)	(51,215)
Net unrealized appreciation (depreciation) on investments	43	(2,745)
Net Assets	$165,142	$282,595
Net Assets
Class A Shares	$97,931	$172,233
Class C Shares	—	12,790
Class R Shares	—	97,572
Class I Shares	67,211	—
Total	$165,142	$282,595
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	10,407	14,947
Class C Shares	—	1,113
Class R Shares	—	8,464
Class I Shares	7,147	—
Total	17,554	24,524
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.41	$11.52
Class C Shares (c)	—	$11.49
Class R Shares	—	$11.53
Class I Shares	$9.40	—
Maximum Sales Charge — Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$9.60	$11.76

(a)  Core Bond Fund includes securities on loan of $13,213.

(b)  Rounds to less than $1,000.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

	Core Bond Fund	Fund for Income
Investment Income:
Interest income	$8,883	$17,655
Dividend income	—	47
Income from securities lending, net	39	—
Total Income	8,922	17,702
Expenses:
Investment advisory fees	790	1,422
Administration fees	149	242
Shareholder servicing fees — Class A Shares	369	405
12b-1 fees — Class C Shares	—	147
12b-1 fees — Class R Shares	—	269
Accounting fees	29	36
Custodian fees	41	65
Transfer agent fees	28	51
Transfer agent fees — Class A Shares	13	32
Transfer agent fees — Class C Shares	—	7
Transfer agent fees — Class R Shares	—	20
Transfer agent fees — Class I Shares (a)	1	—
Trustees' fees	13	23
Chief Compliance Officer fees	3	6
Legal and audit fees	29	38
Other expenses	28	130
Total Expenses	1,493	2,893
Expenses waived/reimbursed by Adviser	(255)	(1)
Net Expenses	1,238	2,892
Net Investment Income	7,684	14,810
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	482	(6,108)
Net realized gains from swaps	(50)	—
Change in unrealized appreciation/depreciation on investments	(919)	6,117
Net realized/unrealized gains (losses) from investments and swaps	(487)	9
Net increase from payments by Adviser	117	223
Change in net assets resulting from operations	$7,314	$15,042

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$7,684	$7,683	$14,810	$14,386
Net realized gains (losses) from investment transactions and swaps	432	(4,054)	(6,108)	(1,165)
Change in unrealized appreciation/ depreciation on investments and swaps	(919)	3,808	6,117	(1,869)
Net increase from payments by Adviser	117	25	223	45
Change in net assets resulting from operations	7,314	7,462	15,042	11,397
Distributions to shareholders:
From net investment income:
Class A Shares	(7,154)	(8,187)	(10,248)	(10,158)
Class C Shares	—	—	(800)	(975)
Class R Shares	—	—	(6,760)	(7,868)
Class I Shares (a)	(481)	—	—	—
Change in net assets resulting from distributions to shareholders	(7,635)	(8,187)	(17,808)	(19,001)
Change in net assets from capital transactions	8,470	(22,174)	(15,244)	(32,856)
Change in net assets	8,149	(22,899)	(18,010)	(40,460)
Net Assets:
Beginning of period	156,993	179,892	300,605	341,065
End of period	$165,142	$156,993	$282,595	$300,605
Accumulated undistributed net investment income	$482	$110	$676	$135

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$29,721	$31,979	$52,265	$46,204
Dividends reinvested	7,085	8,089	9,569	9,334
Cost of shares redeemed	(95,031)	(62,242)	(50,910)	(58,031)
Total Class A Shares	$(58,225)	$(22,174)	$10,924	$(2,493)
Class C Shares:
Proceeds from shares issued	—	—	$849	$3,719
Dividends reinvested	—	—	407	525
Cost of shares redeemed	—	—	(5,352)	(7,307)
Total Class C Shares	—	—	$(4,096)	$(3,063)
Class R Shares:
Proceeds from shares issued	—	—	$4,817	$9,552
Dividends reinvested	—	—	4,995	5,922
Cost of shares redeemed	—	—	(31,884)	(42,774)
Total Class R Shares	—	—	$(22,072)	$(27,300)
Class I Shares (a):
Proceeds from shares issued	$67,876	—	—	—
Dividends reinvested	481	—	—	—
Cost of shares redeemed	(1,662)	—	—	—
Total Class I Shares	$66,695	—	—	—
Change in net assets from capital transactions	$8,470	$(22,174)	$(15,244)	$(32,856)
Share Transactions:
Class A Shares:
Issued	3,178	3,403	4,524	3,916
Reinvested	755	866	829	797
Redeemed	(10,160)	(6,669)	(4,403)	(4,941)
Total Class A Shares	(6,227)	(2,400)	950	(228)
Class C Shares:
Issued	—	—	74	317
Reinvested	—	—	35	45
Redeemed	—	—	(465)	(623)
Total Class C Shares	—	—	(356)	(261)
Class R Shares:
Issued	—	—	416	810
Reinvested	—	—	433	505
Redeemed	—	—	(2,754)	(3,633)
Total Class R Shares	—	—	(1,905)	(2,318)
Class I Shares (a):
Issued	7,273	—	—	—
Reinvested	51	—	—	—
Redeemed	(177)	—	—	—
Total Class I Shares	7,147	—	—	—
Change in shares	920	(2,400)	(1,311)	(2,807)

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Core Bond Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$9.44		$9.45		$9.89	$9.95	$9.98
Investment Activities:
Net investment income	0.45		0.42		0.33	0.29	0.33
Net realized and unrealized gains (losses) on investments and swaps	(0.03)		0.02	(a)	(0.37)	0.04	0.06
Total from Investment Activities	0.42		0.44		(0.04)	0.33	0.39
Distributions to Shareholders:
From net investment income	(0.45)		(0.45)		(0.40)	(0.39)	(0.42)
Total Distributions	(0.45)		(0.45)		(0.40)	(0.39)	(0.42)
Net Asset Value, End of Period	$9.41		$9.44		$9.45	$9.89	$9.95
Total Return (Excludes sales charge)	4.62	%(b)	4.82%		(0.44)%	3.33%	3.98%
Ratios/Supplemental Data:
Net assets at end of period (000)	$97,931		$156,993		$179,892	$187,308	$216,904
Ratio of expenses to average net assets	0.80%		0.82%		0.83%	1.07%	1.10%
Ratio of net investment income to average net assets	4.85%		4.50%		3.40%	2.98%	3.38%
Ratio of expenses to average net assets (c)	0.96%		1.02%		1.09%	1.26%	1.24%
Ratio of net investment income to average net assets (c)	4.69%		4.30%		3.14%	2.79%	3.24%
Portfolio turnover (d)	318%		341	%(e)	187%	125%	217%

(a)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its new benchmark.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

Core Bond Fund
Class I Shares
Year Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$9.33
Investment Activities:
Net investment income	0.08
Net realized and unrealized gains on investments and swaps	0.06
Total from investment activities	0.14
Distributions to Shareholders:
From net investment income	(0.07)
Total Distributions	(0.07)
Net Asset Value, End of Period	$9.40
Total Return (b)	1.48%
Ratios/Supplemental Data:
Net Assets at end of period (000's)	$67,211
Ratio of expenses to average net assets (c)	0.55%
Ratio of net investment income to average net assets (c)	4.93%
Ratio of expenses to average net assets (c) (d)	0.71%
Ratio of net investment income to average net assets (c) (d)	4.77%
Portfolio turnover rate (e)	318%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$11.64		$11.91	$12.56	$12.87	$13.44
Investment Activities:
Net investment income	0.61		0.53	0.42	0.35 (a)	0.46
Net realized and unrealized gains (losses) on investments	—	(b)	(0.09)	(0.38)	0.07	(0.30)
Total from Investment Activities	0.61		0.44	0.04	0.42	0.16
Distributions to Shareholders:
From net investment income	(0.73)		(0.71)	(0.69)	(0.73)	(0.73)
Total Distributions	(0.73)		(0.71)	(0.69)	(0.73)	(0.73)
Net Asset Value, End of Period	$11.52		$11.64	$11.91	$12.56	$12.87
Total Return (excludes sales charge)	5.43	%(c)	3.81%	0.35%	3.36%	1.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$172,233		$162,863	$169,399	$189,716	$221,181
Ratio of expenses to average net assets	0.98%		1.01%	1.01%	1.00%	1.00%
Ratio of net investment income to average net assets	5.24%		4.56%	3.48%	2.77%	3.36%
Ratio of expenses to average net assets (d)	0.98%		1.01%	1.07%	1.03%	1.01%
Ratio of net investment income to average net assets (d)	5.24%		4.56%	3.42%	2.74%	3.35%
Portfolio turnover (e)	75%		30%	20%	34%	60%

(a)  Calculated using average shares for the period.

(b)  Rounds to less than $0.01 per share.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$11.61		$11.88	$12.53	$12.84	$13.43
Investment Activities:
Net investment income	0.50		0.44	0.35	0.29 (a)	0.48
Net realized and unrealized gains (losses) on investments	0.02		(0.09)	(0.39)	0.06	(0.41)
Total from Investment Activities	0.52		0.35	(0.04)	0.35	0.07
Distributions to Shareholders:
From net investment income	(0.64)		(0.62)	(0.61)	(0.66)	(0.66)
Total Distributions	(0.64)		(0.62)	(0.61)	(0.66)	(0.66)
Net Asset Value, End of Period	$11.49		$11.61	$11.88	$12.53	$12.84
Total Return (excludes contingent deferred sales charge)	4.57	%(b)	3.03%	(0.33)%	2.79%	0.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,790		$17,038	$20,543	$24,187	$29,806
Ratio of expenses to average net assets	1.81%		1.77%	1.70%	1.55%	1.55%
Ratio of net investment income to average net assets	4.40%		3.81%	2.81%	2.27%	2.23%
Ratio of expenses to average net assets (c)	1.81%		1.87%	2.01%	1.90%	1.88%
Ratio of net investment income to average net assets (c)	4.40%		3.71%	2.50%	1.92%	1.90%
Portfolio turnover (d)	75%		30%	20%	34%	60%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$11.64		$11.91	$12.56	$12.87	$13.44
Investment Activities:
Net investment income	0.60		0.52	0.40	0.33 (a)	0.42
Net realized and unrealized gains (losses) on investments	0.02		(0.09)	(0.37)	0.08	(0.27)
Total from Investment Activities	0.62		0.43	0.03	0.41	0.15
Distributions to Shareholders:
From net investment income	(0.73)		(0.70)	(0.68)	(0.72)	(0.72)
Total Distributions	(0.73)		(0.70)	(0.68)	(0.72)	(0.72)
Net Asset Value, End of Period	$11.53		$11.64	$11.91	$12.56	$12.87
Total Return	5.54	%(b)	3.75%	0.26%	3.25%	1.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,572		$120,704	$151,123	$193,685	$295,597
Ratio of expenses to average net assets	0.96%		1.07%	1.10%	1.10%	1.07%
Ratio of net investment income to average net assets	5.26%		4.51%	3.41%	2.61%	3.34%
Ratio of expenses to average net assets (c)	0.96%		1.07%	1.13%	1.10%	1.07%
Ratio of net investment income to average net assets (c)	5.26%		4.51%	3.38%	2.61%	3.34%
Portfolio turnover (d)	75%		30%	20%	34%	60%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (95.0%)
Alabama (1.0%):
Sheffield, Electric Revenue, 5.00%, 7/1/20, Callable 1/1/13 @ 100, AMBAC	$680	$712
Arizona (8.9%):
Game & Fish Department & Commission Benificial Interest Certificates, Administration Building Project
4.00%, 7/1/11	270	273
4.00%, 7/1/12	540	543
4.50%, 7/1/15	200	205
Maricopa County School District Number 69, Paradise Valley School Improvement, Project of 2005, Series B, GO, 4.25%, 7/1/08, FSA	1,600	1,609
Maricopa County Unified School District Number 89, Dysart School Improvements, Series B, GO
4.25%, 7/1/23, Callable 7/1/17 @ 100, AMBAC	1,000	983
5.00%, 7/1/23, Callable 7/1/14 @ 100, FSA	500	540
4.38%, 7/1/24, Callable 7/1/17 @ 100, AMBAC	800	793
Pinal County Unified School District Number 20, Maricopa School Improvement Project of 2006, Series B, GO, 4.50%, 7/1/26, Callable 7/1/17 @ 100, FSA (a)	1,325	1,323
		6,269
California (13.8%):
Apple Valley Public Financing Authority Lease Revenue, Town Hall Annex Project, Series A, 5.00%, 9/1/27, Callable 9/1/17 @ 100, AMBAC	1,000	1,044
Cabrillo Community College District, GO, 5.25%, 8/1/17, Callable 8/1/14 @ 100, MBIA (b)	4,575	4,973
Folsom Public Financing Authority Special Tax Revenue, Series A, 5.00%, 9/1/32, Callable 9/1/17 @ 100, AMBAC (b)	1,000	1,038
Rocklin Redevelopment Agency Tax Allocation, Rocklin Redevelopment Project, 4.38%, 9/1/37, Callable 9/1/15 @ 102, AMBAC	400	373
Winters Public Finance Authority, 4.75%, 9/1/37, Callable 9/1/17 @ 100, AMBAC	2,285	2,303
		9,731
Florida (5.1%):
Miami-Dade County Florida Water & Sewer Revenue, 5.00%, 10/1/26, Callable 10/1/17 @ 100, XLCA	2,500	2,622
Ocala Capital Improvements Revenue, Series A, 4.50%, 10/1/32, Callable 10/1/17 @ 100, MBIA (a)	1,000	970
		3,592
Georgia (2.2%):
Atlanta Tax Allocation, 4.75%, 12/1/24, Callable 12/1/17 @ 100, Assured GTY	1,500	1,528
Illinois (2.8%):
Cook County, Series B, GO, 5.00%, 11/15/08, MBIA	1,000	1,016
State Educational Facilities Authority Revenue, Robert Morris College, 5.80%, 6/1/30, Callable 12/1/07 @ 100, MBIA (b)	1,000	1,002
		2,018
Indiana (2.1%):
Avon Community School Building Corp. Revenue, First Mortgage, 4.75%, 1/15/32, Callable 7/15/17 @ 100, AMBAC	1,000	1,004

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Carlisle-Sullivan School Building Corp. Revenue, First Mortgage
4.50%, 1/15/17, FSA	$250	$259
4.50%, 7/15/17, FSA	250	260
		1,523
Kansas (6.3%):
State Development Finance Authority Revenue, Athletic Facilities, University of Kansas, 5.00%, 6/1/20, Callable 6/1/14 @ 100	1,175	1,216
Topeka Public Building Commission Revenue, 10th & Jackson Projects, Series A, 4.38%, 6/1/30, Callable 6/1/18 @ 102, MBIA (a)	3,375	3,242
		4,458
Maine (2.2%):
Westbrook, GO
5.75%, 10/1/19, Callable 10/1/10 @ 101, AMBAC	715	762
5.75%, 10/1/20, Callable 10/1/10 @ 101, AMBAC (b)	730	778
		1,540
Massachusetts (5.7%):
Pittsfield, GO, 5.50%, 4/15/15, Callable 4/15/12 @ 101, MBIA (b)	2,655	2,873
State Health & Educational Facilities Authority Revenue, Emmanuel College, 5.00%, 7/1/10, MBIA	1,150	1,195
		4,068
Michigan (1.3%):
Municipal Bond Authority Revenue, Local Government, Revenue Sharing, Series G, 6.80%, 11/1/07 (c)	240	240
Wayne State University Revenues, 4.50%, 11/15/34, Callable 11/15/17 @ 100, MBIA	700	679
		919
Minnesota (4.4%):
Bemidji Health Care Facilities First Mortgage Revenue, North County Health Services, 5.00%, 9/1/17, Callable 9/1/16 @ 100	500	521
Chaska Electric Revenue, Generating Facilities, Series A
5.25%, 10/1/20, Callable 10/1/15 @ 100	1,000	1,056
5.00%, 10/1/30, Callable 10/1/15 @ 100	500	509
State Higher Educational Facilities Authority Revenue, University of St. Thomas, Series 5-Y, 5.00%, 10/1/24	1,000	1,024
		3,110
Missouri (1.9%):
Kearney Public Improvements, GO, 5.50%, 3/1/16, AMBAC (b)	1,000	1,057
St. Louis Municipal Finance Corp., Series A, Lease Revenue, 5.00%, 2/15/18, Callable 2/15/12 @ 100, FGIC	250	264
		1,321
New Jersey (1.3%):
State Health Care Facilities Financing Authority Revenue, Atlanticare Regional Medical Center
4.00%, 7/1/08	200	201
4.00%, 7/1/10	290	291
4.00%, 7/1/11	400	401
		893

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York (3.3%):
State Dormitory Authority Revenues Non-State Supported Debt, Health Quest Systems
Series A, 5.00%, 7/1/30, Callable 7/1/17 @ 100, Assured GTY	$250	$257
Series B, 5.13%, 7/1/37, Callable 7/1/17 @ 100, Assured GTY	1,000	1,031
State Dormitory Authority Revenues, Non State Supported Debt, University of Rochester, Series A
5.00%, 7/1/23, Prefunded 7/1/08 @ 101, MBIA	825	842
5.00%, 7/1/23, MBIA	175	178
		2,308
North Carolina (2.5%):
East Carolina University, Series A, Revenue, 5.25%, 11/1/21, AMBAC	750	799
Wake County, Series A, GO, 5.00%, 2/1/08	1,000	1,004
		1,803
Ohio (14.2%):
American Municipal Power, Ohio, Inc., Electricity Purchase Revenue, Series A, 5.00%, 2/1/10, Guaranty Agreement Goldman Sachs Group	2,000	2,057
Elyria City School District, Classroom Facilities & School Improvement, 5.00%, 12/1/35, Callable 6/1/17 @ 100, XLCA	1,000	1,031
Franklin County Development Revenue, American Chemical Society Project, 5.13%, 10/1/08 (b)	1,000	1,012
Hamilton County Sewer System Improvements, Metropolitan Sewer District, Series A, 5.75%, 12/1/25, Callable 6/1/10 @ 101, MBIA	450	480
Harrison, GO
5.45%, 12/1/10, FGIC	150	159
5.90%, 12/1/18, Callable 12/1/10 @ 100, FGIC	250	268
Little Miami Local School District, School Improvements, 5.00%, 12/1/34, Callable 12/1/16 @ 100, FSA	1,500	1,639
McDonald School District, GO, 6.00%, 12/1/22, Callable 12/1/10 @ 100, AMBAC	1,000	1,074
State Higher Educational Facilities Revenue, Kenyon College Project, 5.00%, 7/1/41, Callable 7/1/16 @ 100	1,000	1,011
State Higher Educational Facilities Revenue, Mount Union College Project, 4.50%, 10/1/08	250	252
State Highway Capital Improvements, Series F, GO, 5.25%, 5/1/11	1,000	1,058
		10,041
Pennsylvania (4.0%):
Erie School District, GO, 5.80%, 9/1/29, Callable 9/1/10 @ 100, AMBAC	250	266
Montgomery County Higher Education & Health Authority Revenue Health Systems, Catholic Health East, Series C, 5.50%, 11/15/24, Callable 11/15/14 @ 100	1,000	1,108
Mountaintop Area Joint Sanitation Authority, 5.65%, 12/15/30, Callable 12/15/10 @ 100, MBIA	250	266
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East, Series B
5.50%, 11/15/24, Callable 11/15/14 @ 100	100	111
5.38%, 11/15/34, Callable 11/15/14 @ 100 (b)	1,000	1,101
		2,852

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
South Carolina (0.7%):
University of South Carolina, Series A, 5.75%, 6/1/30, Callable 6/1/20 @ 100, FGIC	$500	$528
Texas (6.0%):
Grand Prairie Water & Wastewater Systems Revenue, 4.50%, 1/15/27, Callable 1/15/27 @ 100, MBIA (a)	675	663
Harris County Hospital District Revenue, Series A, 5.25%, 2/15/37, Callable 2/15/17 @ 100, MBIA	1,000	1,044
Lampasas Independent School District, GO, 4.00%, 2/15/08, PSF-GTD	500	501
Muleshoe Independent School District, School Building, GO
5.00%, 2/15/31, Callable 8/15/08 @ 100, PSF-GTD	1,000	1,000
5.00%, 2/15/36, Callable 8/15/08 @ 100, PSF-GTD	1,000	1,001
		4,209
Washington (2.3%):
Island County School District, Number 201 Oak Harbor, 5.55%, 12/1/10, Prerefunded 12/1/07 @ 100, FGIC	400	401
Whitman County School District Number 267, Pullman, GO, 5.63%, 12/1/17, Callable 6/1/12 @ 100, FSA	1,115	1,200
		1,601
West Virginia (0.8%):
State School Building Authority Revenue, Capital Improvements, Series A, 3.75%, 7/1/09, FGIC	550	553
Wisconsin (2.2%):
Appleton Waterworks Revenue, Series A, 4.00%, 1/1/08, MBIA	1,560	1,561
Total Municipal Bonds (Cost $65,431)		67,138
Investment Companies (10.4%)
BlackRock Liquidity Funds MuniFund, 3.33% (d)	1,000	1,000
Fidelity Institutional Tax Exempt Fund, 3.32% (d)	6,311	6,311
Total Investment Companies (Cost $7,311)		7,311
Total Investments (Cost $72,742) — 105.4%		74,449
Liabilities in excess of other assets — (5.4)%		(3,837)
NET ASSETS — 100.0%		$70,612

(a)  Security purchased on a "when-issued" basis.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Security continuously callable with thirty days notice.

(d)  Rate disclosed is the one day yield as of 10/31/07.

AMBAC — Insured by American Municipal Bond Assurance Corp.

FGIC — Insured by Financial Guaranty Insurance Co.

FSA — Insured by Federal Security Assurance

GO — General Obligation

GTY — Guaranty

MBIA — Insured by Municipal Bond Insurance Association

PSF-GTD — Public School Fund Guaranteed

XLCA — Insured by XL Capital Assurance

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (98.0%)
General Obligations (69.3%):
Business & Public Services (0.2%):
Mount Vernon Knox County Public Library District, 5.15%, 12/1/09, FGIC	$220	$228
County, City & Special District (13.3%):
Cleveland, 5.75%, 8/1/12, MBIA	875	958
Columbus
Series B, 2.75%, 6/15/10	120	117
Series B, 5.25%, 1/1/11	1,000	1,053
Series A, 5.00%, 12/15/12	5,000	5,334
Erie County 4.00%, 10/1/14, XLCA	700	712
5.50%, 10/1/20, Prefunded 10/1/10 @ 100, FGIC	250	264
4.50%, 10/1/31, Callable 10/1/17 @ 100, XLCA	200	196
Portage County, 5.25%, 12/1/24, Callable 12/1/14 @ 100, AMBAC	760	815
Summit County, Series R 5.50%, 12/1/13, FGIC	250	275
5.50%, 12/1/16, FGIC	535	601
5.50%, 12/1/17, FGIC	930	1,048
5.50%, 12/1/18, FGIC	1,095	1,238
Vandalia, 5.25%, 12/1/21, Callable 12/1/14 @ 100, AMBAC	1,305	1,405
Warren County Special Assesment, 6.55%, 12/1/14	655	723
		14,739
Public Facilities (Convention, Sport, Public Buildings) (1.6%):
Hilliard, 5.25%, 12/1/27, Callable 12/1/12 @ 100	625	674
Sycamore Township, Public Infrastructure Improvement, 5.00%, 12/1/37, Callable 12/1/17 @ 100, XLCA	1,035	1,072
		1,746
Public Improvements (4.6%):
Akron, 5.50%, 12/1/21, Callable 12/1/10 @ 101	510	545
Monroe, 5.00%, 12/1/24, Callable 12/1/13 @ 100, FSA	1,090	1,136
State Natural Resources, Series L, 5.00%, 10/1/16	2,840	3,081
Westerville, Limited Tax, 4.50%, 12/1/27, Callable 12/1/17 @ 100, AMBAC	375	373
		5,135
Schools & Educational Services (47.3%):
Allen East Local School District, 5.38%, 12/1/25, Callable 12/1/14 @ 100, AMBAC	1,900	2,108
Anthony Wayne Local School District, 5.75%, 12/1/30, Callable 12/1/10 @ 101, FSA	2,215	2,383
Barnesville Village School District, District Credit Program, 5.75%, 12/1/22, Callable 12/1/10 @ 101	500	538
Brunswick City School District Improvements, 6.00%, 12/1/26, Callable 12/1/09 @ 101, FGIC	500	530
Chillicothe City School District
5.00%, 12/1/17, Callable 12/1/14 @ 100, FGIC	1,145	1,242
5.00%, 12/1/19, Callable 12/1/14 @ 100, FGIC	1,245	1,351
5.25%, 12/1/23, Callable 12/1/14 @ 100, FGIC	1,580	1,739
5.25%, 12/1/26, Callable 12/1/14 @ 100, FGIC	840	924
Cleveland Municipal School District, 5.25%, 12/1/24, Callable 6/1/14 @ 100, FSA	1,295	1,388
East Holmes Local School District, 6.13%, 12/1/20, Callable 12/1/10 @ 102, FGIC	500	548

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Elyria City School District, Classroom Facilities & School Improvement, 5.00%, 12/1/35, Callable 6/1/17 @ 100, XLCA	$1,000	$1,031
Fairfield City School District, 7.45%, 12/1/14, FGIC	1,000	1,171
Hamilton City School District Improvements, Series A
5.38%, 12/1/16, Callable 12/1/11 @ 100, FGIC	1,200	1,284
6.15%, 12/1/16, State Aid Withholding	600	700
Jackson Local School District, 5.63%, 12/1/25, Callable 12/1/10 @ 100, FSA	1,500	1,595
Lake Local School District, Wood County
4.60%, 12/1/11, MBIA	450	469
5.30%, 12/1/21, Callable 12/1/11 @ 101, MBIA	1,575	1,695
Lima City School District
5.00%, 12/1/08, AMBAC	400	407
6.00%, 12/1/22, Prerefunded 12/1/10 @ 102, AMBAC	1,970	2,152
6.00%, 12/1/22, Callable 12/1/10 @ 102, AMBAC	30	33
Little Miami Local School District, School Improvements, 5.00%, 12/1/34, Callable 12/1/16 @ 100, FSA	3,000	3,279
Madeira City School District, 5.25%, 12/1/20, Callable 12/1/14 @ 100, MBIA	1,150	1,265
Marion Local School District, 5.75%, 12/1/22, Callable 12/1/10 @ 101, MBIA	230	247
Marysville Exempt Village School District
5.25%, 12/1/18, Callable 12/1/12 @ 100, MBIA	605	644
6.00%, 12/1/24, Callable 12/1/10 @ 101, AMBAC	725	785
Miami East Local School District, School Improvement, 4.50%, 12/1/29, Callable 6/1/17 @ 100, FSA	500	494
Minerva Local School District
5.13%, 12/1/20, Callable 12/1/12 @ 100, MBIA	1,425	1,507
5.13%, 12/1/20, Prerefunded 12/1/12 @ 100, MBIA	1,275	1,368
Newcomerstown Exempt Village School Facilities, 6.25%, 12/1/23, Callable 12/1/10 @ 102, MBIA	900	983
Nordonia Hills City School District
5.38%, 12/1/20, Callable 12/1/10 @ 101, AMBAC	1,500	1,597
5.45%, 12/1/25, Callable 12/1/10 @ 101, AMBAC	1,500	1,600
Olentangy Local School District, Series A, 4.50%, 12/1/32, Callable 12/1/16 @ 100, FSA (a)	3,735	3,658
Pickerington Local School District, School Facilities Construction & Improvement, 4.00%, 12/1/07, MBIA	200	200
Sidney City School District
4.70%, 12/1/11, FGIC	200	209
4.25%, 12/1/22, Callable 12/1/17 @ 100, FGIC (b)	650	641
4.25%, 12/1/23, Callable 12/1/17 @ 100, FGIC (b)	500	490
4.38%, 12/1/24, Callable 12/1/17 @ 100, FGIC (b)	800	791
4.38%, 12/1/26, Callable 12/1/17 @ 100, FGIC (b)	920	903
4.38%, 12/1/27, Callable 12/1/17 @ 100, FGIC (b)	500	489
Springboro Community City School District, 5.00%, 12/1/23, Callable 6/1/14 @ 100, MBIA	2,065	2,229
Springfield City School District
4.50%, 12/1/11, FGIC	500	519
5.00%, 12/1/17, Callable 12/1/11 @ 102, FGIC	500	537
Worthington City School District
6.00%, 12/1/10, FGIC	2,175	2,335
6.00%, 12/1/11, FGIC	2,255	2,466
		52,524

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Transportation (1.4%):
State Highway Capital Improvements, Series F, 5.25%, 5/1/10	$500	$522
Toledo, Street Improvements, 5.00%, 12/1/16, Callable 12/1/11 @ 100, MBIA	1,050	1,104
		1,626
Utilities (Sewers, Telephone, Electric) (0.9%):
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	310	366
Huron County, Landfill Issue II
5.40%, 12/1/07, MBIA	285	285
5.60%, 12/1/09, Callable 12/1/07 @ 102, MBIA	320	327
		978
		76,976
Revenue Bonds (28.7%):
Hospitals, Nursing Homes & Health Care (6.6%):
Akron Bath Copley, Joint Township Hospital District Revenue, General Health Systems, Series A
5.00%, 1/1/10	250	255
5.00%, 1/1/11	500	514
5.00%, 1/1/14	430	445
Franklin County Hospital Revenue, The Childrens Hospital Project, Series C
5.00%, 5/1/16, Callable 5/1/15 @ 100, FGIC	1,335	1,418
5.00%, 5/1/17, Callable 5/1/15 @ 100, FGIC	1,505	1,590
Lucas County Hospital Revenue, 5.75%, 11/15/14, MBIA	1,785	1,806
Lucas County Hospital Revenue, Promedica Healthcare Group, Series B, 5.00%, 11/15/10, AMBAC	1,290	1,347
		7,375
Housing (5.1%):
Capital Corp. for Housing Management, Kent Gardens, Series II, 6.35%, 7/1/15, Callable 12/17/07 @ 100, MBIA FHA	765	766
State Housing Finance Agency Capital Fund Revenue, Series A
4.50%, 4/1/11, FSA	695	714
5.00%, 4/1/22, Callable 4/1/17 @ 100, FSA	1,000	1,049
5.00%, 4/1/27, Callable 4/1/17 @ 100, FSA	3,000	3,112
		5,641
Public Improvements (1.3%):
State Building Authority Revenue, Administration Building Funding Projects, Series A, 5.25%, 10/1/08	800	813
Twinsburg, 5.50%, 12/1/15, Callable 12/1/11 @ 100, FGIC	600	643
		1,456
Schools & Educational Services (9.3%):
Cincinnati Technical College
5.00%, 10/1/10, AMBAC	500	521
5.00%, 10/1/12, AMBAC	650	692
Cleveland State University General Receipts, 5.25%, 6/1/24, Callable 6/1/14 @ 100, FGIC	1,000	1,071
Ohio State University General Receipts, Series A, 5.75%, 12/1/24, Prerefunded 12/1/09 @ 101	1,250	1,319

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2007

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
State Higher Educational Facility Commission Revenue, John Carroll University Project
5.00%, 11/15/12	$400	$419
5.00%, 11/15/13	250	263
5.50%, 11/15/17, Callable 11/15/13 @ 100	420	447
5.50%, 11/15/18, Callable 11/15/13 @ 100	335	356
State Higher Educational Facility Revenue, College of Wooster Project, 5.00%, 9/1/16, Callable 9/1/15 @ 100	600	633
State Higher Educational Facility Revenue, John Carroll University Project, 5.00%, 4/1/26, Callable 4/1/16 @ 100	4,480	4,588
		10,309
Utilities (Sewers, Telephone, Electric) (3.1%):
Akron Sewer System Revenue, 4.95%, 12/1/10, AMBAC	300	311
American Municipal Power, Ohio, Inc., Electricity Purchase Revenue, Series A, 5.00%, 2/1/10, Guaranty Agreement Goldman Sachs Group	2,000	2,057
Hamilton County Sewer System Revenue, Series A, 5.00%, 12/1/14, Prerefunded 12/1/07 @ 101, FGIC	1,000	1,011
		3,379
Utilities — Water (3.3%):
Akron Waterworks Revenue, 5.63%, 12/1/20, Callable 6/1/10 @ 100, AMBAC	1,250	1,309
Avon Lake Water System Revenue
Series A, 5.50%, 10/1/17, Callable 10/1/10 @ 100, AMBAC	420	444
Series A, 5.50%, 10/1/18, Callable 10/1/10 @ 100, AMBAC	445	470
Warren County Waterworks Revenue, Warren County Water District
5.00%, 12/1/16, Callable 12/1/12 @ 101, FSA	645	688
5.00%, 12/1/18, Callable 12/1/12 @ 101, FSA	710	749
		3,660
		31,820
Total Municipal Bonds (Cost $104,548)		108,796
Investment Companies (0.4%)
Touchstone Ohio Money Market, 3.05% (c)	454	454
Total Investment Companies (Cost $454)		454
Total Investments (Cost $105,002) — 98.4%		109,250
Other assets in excess of liabilities — 1.6%		1,805
NET ASSETS — 100.0%		$111,055

(a)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(b)  Security purchased on a "when-issued" basis.

(c)  Rate disclosed is the one day yield as of 10/31/07.

AMBAC — Insured by American Municipal Bond Assurance Corp.

FGIC — Insured by Financial Guaranty Insurance Co.

FHA — Insured by Federal Housing Administration

FSA — Insured by Federal Security Assurance

MBIA — Insured by Municipal Bond Insurance Association

XLCA — Insured by XL Capital Assurance

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $72,742 and $105,002)	$74,449	$109,250
Cash	50	50
Interest and dividends receivable	761	1,898
Receivable for capital shares issued	41	30
Receivable for investments sold	2,855	—
Receivable from Adviser	11	—
Prepaid expenses	13	13
Total Assets	78,180	111,241
LIABILITIES:
Payable for investments purchased	7,400	—
Payable for capital shares redeemed	100	80
Accrued expenses and other payables:
Investment advisory fees	33	52
Administration fees	6	9
Custodian fees	1	2
Accounting fees	1	2
Transfer agent fees	7	7
Trustee fees	— (a)	1
Shareholder servicing fees — Class A Shares	15	24
Other accrued expenses	5	9
Total Liabilities	7,568	186
NET ASSETS:
Capital	68,901	106,721
Accumulated undistributed net investment income	67	130
Accumulated net realized losses from investments	(63)	(44)
Net unrealized appreciation on investments	1,707	4,248
Net Assets	$70,612	$111,055
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	6,556	9,608
Total	6,556	9,608
Net asset value and redemption price per share:
Class A Shares	$10.77	$11.56
Maximum Sales Charge — Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$10.99	$11.80

(a)  Rounds to less than $1,000.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2007

(Amounts in Thousands)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$2,954	$4,879
Dividend income	209	136
Total Income	3,163	5,015
Expenses:
Investment advisory fees	396	604
Administration fees	68	104
Shareholder servicing fees — Class A Shares	180	275
Accounting fees	12	17
Custodian fees	15	21
Transfer agent fees	21	31
Trustees' fees	6	9
Chief Compliance Officer fees	2	2
Legal and audit fees	12	17
Other expenses	39	4
Total Expenses	751	1,084
Expenses waived/reimbursed by Adviser	(31)	—
Net Expenses	720	1,084
Net Investment Income	2,443	3,931
Realized/Unrealized Losses from Investment Transactions
Net realized losses from investment transactions	(88)	(86)
Change in unrealized appreciation/depreciation on investments	(544)	(960)
Net realized/unrealized losses from investments	(632)	(1,046)
Net increase from payments by Adviser	52	84
Change in net assets resulting from operations	$1,863	$2,969

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
From Investment Activities:
Operations:
Net investment income	$2,443	$2,188	$3,931	$4,432
Net realized gains (losses) from investment transactions	(88)	272	(86)	287
Net change in unrealized appreciation/ depreciation on investments	(544)	843	(960)	566
Net increase from payments by Adviser	52	9	84	18
Change in net assets resulting from operations	1,863	3,312	2,969	5,303
Distributions to shareholders:
From net investment income:
Class A Shares	(2,444)	(2,188)	(3,922)	(4,407)
From net realized gains on investment transactions:
Class A Shares	(280)	(404)	(311)	(1,709)
Change in net assets resulting from distributions to shareholders	(2,724)	(2,592)	(4,233)	(6,116)
Change in net assets from capital transactions	3,125	330	17	(27,712)
Change in net assets	2,264	1,050	(1,247)	(28,525)
Net Assets:
Beginning of period	68,348	67,298	$112,302	140,827
End of period	$70,612	$68,348	$111,055	$112,302
Accumulated undistributed net investment income	$67	$21	$130	$46
Capital Transactions:
Class A Shares:
Proceeds from shares issued	23,072	20,065	14,883	8,421
Dividends reinvested	2,230	2,111	3,424	5,048
Cost of shares redeemed	(22,177)	(21,846)	(18,290)	(41,181)
Change in net assets from capital transactions	3,125	330	17	(27,712)
Share Transactions:
Class A Shares:
Issued	2,136	1,864	1,287	725
Reinvested	207	196	296	435
Redeemed	(2,062)	(2,030)	(1,582)	(3,548)
Change in shares	281	30	1	(2,388)

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$10.89		$10.78	$11.06	$11.03	$10.96
Investment Activities:
Net investment income	0.37		0.35	0.30	0.29	0.28
Net realized and unrealized gains (losses) on investments	(0.08)		0.17	(0.14)	0.18	0.21
Total from Investment Activities	0.29		0.52	0.16	0.47	0.49
Distributions to Shareholders:
From net investment income	(0.37)		(0.35)	(0.30)	(0.29)	(0.28)
From net realized gains on investments	(0.04)		(0.06)	(0.14)	(0.15)	(0.14)
Total Distributions	(0.41)		(0.41)	(0.44)	(0.44)	(0.42)
Net Asset Value, End of Period	$10.77		$10.89	$10.78	$11.06	$11.03
Total Return (excludes sales charge)	2.73	%(a)	5.01%	1.41%	4.35%	4.54%
Ratios/Supplemental Data:
Net assets at end of period (000)	$70,612		$68,348	$67,298	$67,583	$82,889
Ratio of expenses to average net assets	1.00%		1.01%	1.01%	0.85%	0.85%
Ratio of net investment income to average net assets	3.39%		3.27%	2.73%	2.61%	2.54%
Ratio of expenses to average net assets (b)	1.04%		1.15%	1.24%	1.17%	1.16%
Ratio of net investment income to average net assets (b)	3.35%		3.13%	2.50%	2.29%	2.23%
Portfolio turnover (c)	138%		113%	104%	155%	173%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$11.69		$11.74	$12.07	$12.10	$12.06
Investment Activities:
Net investment income	0.42		0.40	0.38	0.38	0.37
Net realized and unrealized gains (losses) on investments	(0.11)		0.09	(0.27)	0.07	0.12
Total from Investment Activities	0.31		0.49	0.11	0.45	0.49
Distributions to Shareholders:
From net investment income	(0.41)		(0.40)	(0.38)	(0.38)	(0.37)
From net realized gains on investments	(0.03)		(0.14)	(0.06)	(0.10)	(0.08)
Total Distributions	(0.44)		(0.54)	(0.44)	(0.48)	(0.45)
Net Asset Value, End of Period	$11.56		$11.69	$11.74	$12.07	$12.10
Total Return (excludes sales charge)	2.77	%(a)	4.35%	0.95%	3.80%	4.16%
Ratios/Supplemental Data:
Net assets at end of period (000)	$111,055		$112,302	$140,827	$172,041	$199,060
Ratio of expenses to average net assets	0.99%		1.06%	1.10%	1.13%	1.10%
Ratio of net investment income to average net assets	3.58%		3.45%	3.20%	3.17%	3.08%
Ratio of expenses to average net assets (b)	0.99%		1.06%	1.13%	1.13%	1.10%
Ratio of net investment income to average net assets (b)	3.58%		3.45%	3.17%	3.17%	3.08%
Portfolio turnover (c)	63%		56%	32%	68%	62%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

  Notes to Financial Statements
The Victory Portfolios  October 31, 2007

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995, as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements are those of the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund, Investment Grade Convertible Fund (formerly Convertible Fund), Core Bond Fund, Fund for Income, National Municipal Bond Fund and the Ohio Municipal Bond Fund (individually a "Fund", collectively the "Funds").

Investment Share Funds Classes Offered
Value Fund	Classes A, C, R and I
Stock Index Fund	Classes A and R
Established Value Fund	Classes A and R
Special Value Fund	Classes A, C, R and I
Small Company Opportunity Fund	Classes A, R and I
Focused Growth Fund	Classes A, C and R
Balanced Fund	Classes A, C, R and I
Investment Grade Convertible Fund	Classes A and I
Core Bond Fund	Classes A and I
Fund for Income	Classes A, C and R
National Municipal Bond Fund	Class A
Ohio Municipal Bond Fund	Class A

Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund seeks to provide capital appreciation. The Focused Growth Fund seeks to obtain long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Investment Grade Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Core Bond Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is "more-likely-than-not" (i.e. greater than 50 percent) that each tax position will be sustained upon examination by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share calculation on April 30, 2008. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact on the financial statements once adopted.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the input used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts:

The Funds, with the exception of the Established Value Fund and Focused Growth Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Option Contracts:

The Value Fund, Stock Index Fund, Special Value Fund, Small Company Opportunity Fund, Balanced Fund and Investment Grade Convertible Fund may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements. As of October 31, 2007, the Funds had no open options.

Credit Default Swap Agreements:

The Core Bond and Balanced Funds may engage in credit default swap transactions ("CDSs"). In a CDS, the "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in a credit default transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation.

Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of CDS agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Fund's ability to use CDS agreements. Developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of assets determined to be liquid by the Funds' investment adviser, in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio.

Swaps are marked to market daily using pricing sources approved by the Board of Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the fund are included as a part of realized gain (losses). Swap agreements involve, to varying degrees, elements of the market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty.

Securities Purchased on a When-Issued Basis:

All Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2007, the Funds had outstanding "when-issued" purchase commitments and segregated collateral as identified on the Schedules of Portfolio Investments.

Securities Lending:

The Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund and Core Bond Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. KeyBank National Association ("KeyBank"), the Funds' custodian and an affiliate of Victory Capital Management Inc. ("the Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receive a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended October 31, 2007, KeyBank received $566 in total from the Trust for its services as lending agent (amount in thousands).

Under guidelines established by the Board, the Fund must maintain loan collateral (maintained at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

The following Funds loaned securities and received cash collateral with the following market values as of October 31, 2007 (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Value Fund	$46,635	$47,584	$60,241	$42
Established Value Fund	90,965	92,954	95,541	21
Special Value Fund	359,315	367,333	263,588	244
Small Company Opportunity Fund	98,741	104,763	76,029	68
Balanced Fund	19,668	20,551	22,292	6
Core Bond Fund	13,213	13,723	14,153	13

The cash collateral received by the Funds on October 31, 2007 was pooled with other collateral received by the Funds and invested in the following (amounts in thousands):

Market Value of Collateral
Money Market Funds
Reserve Yield Plus Fund 15, 5.14%, 11/1/07	$18,995
Repurchase Agreements
Greenwich, 5.08%, 11/1/07	215,000
(Date of Agreement, 10/31/07, Proceeds at maturity $215,030 collateralized by $221,450 various Corporate securities, 0.00%-7.05%, 7/03/08-11/25/42, market value $220,458)
Bank of America, 5.01%, 11/1/07	200,000
(Date of Agreement, 10/31/07, Proceeds at maturity $200,028 collateralized by $206,000 various Corporate securities, 2.8225%-8.75%, 1/25/08-5/15/67, market value $202,924)
Deutsche Bank, 5.04%, 11/1/07	200,000
(Date of Agreement, 10/31/07, Proceeds at maturity $200,028 collateralized by $206,000 various Corporate securities, 0.00%-9.00%, 12/15/09-12/10/49, market value $205,625)
HSBC Corp., 5.00%, 11/1/07	200,000
(Date of Agreement, 10/31/07, Proceeds at maturity $200,028 collateralized by $205,939 various Corporate securities, 0.00%-8.00%, 12/10/07-3/15/67, market value $203,917)
Lehman Brothers, 5.01%, 11/1/07	200,000
(Date of Agreement, 10/31/07, Proceeds at maturity $200,028 collateralized by $206,000 various Corporate securities, 0.00%-5.00%, 10/15/09-1/24/45, market value $205,148)
Merrill Lynch Corp., 5.00%, 11/1/07	60,000
(Date of Agreement, 10/31/07, Proceeds at maturity $60,008 collateralized by $61,805 various Corporate securities, 0.00%-9.025%, 11/16/07-9/30/66, market value $61,093)
Wachovia, 5.01%, 11/1/07	27,257
(Date of Agreement, 10/31/07, Proceeds at maturity $27,261 collateralized by $28,075 various Corporate securities, 0.00%-6.162%, 12/21/09-7/27/40, market value $28,028)
Total Market Value	$1,121,252

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, and the Investment Grade Convertible Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund, and the Ohio Municipal Bond Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and paydowns) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. The Investment Grade Convertible Fund filed a request for a change in tax accounting method related to the convertible debt instruments held by the Fund in December 2007.

Other:

Expenses that are directly related to a Fund are charged directly to it. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2007 were as follows (amounts in thousands):

Fund Name	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Value	$231,831	$260,391	$—	$—
Stock Index	8,815	27,127	—	—
Established Value	100,236	145,834	—	—
Special Value	1,379,358	908,672	—	—
Small Company Opportunity	295,939	171,332	—	—
Focused Growth	3,522	2,790	—	—
Balanced	135,697	148,758	81,157	79,842
Investment Grade Convertible	27,217	33,080	—	—
Core Bond	177,793	172,874	327,903	324,882
Fund for Income	—	—	203,864	218,335
National Municipal Bond	91,391	80,837	—	—
Ohio Municipal Bond	68,406	65,623	—	—

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Key Bank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and the Victory Variable Insurance Funds (the "Trusts") average daily net net assets and 0.0125% of the Trusts' average net assets over $15 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services. Effective January 1, 2008, the Trusts will pay custodian fees computed at the annual rate of 0.015% of the first $10 billion of the Trusts' average daily net assets, 0.0113% of the next $2.5 billion of the Trusts' average daily net assets and 0.0025% of the Trusts' average daily net assets greater than $12.5 billion.

Under the terms of the Investment Advisory Agreement, the investment advisory fees of the Value Fund, Special Value Fund, Focused Growth Fund, and Investment Grade Convertible Fund are computed at the annual rate of 0.75% of each Fund's average daily net assets up to $400 million, 0.65% of each Fund's average daily net assets between $400 million and $800 million, and 0.60% of each Fund's average daily net assets greater than $800 million; the investment advisory fees of the Stock Index Fund are computed at the annual rate of 0.25% of the Fund's average daily net assets up to $400 million, 0.20% of the Fund's average daily net assets between $400 million and
$800 million, and 0.15% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Established Value Fund are computed at the annual rate of 0.65% of each Fund's average daily net assets up to $100 million, 0.55% of each Fund's average daily net assets between $100 million and $200 million, and 0.45% of each Fund's average daily net assets greater than $200 million; the investment advisory fees of the Balanced Fund are computed at the annual rate of 0.60% of the Fund's average daily net assets up to $400 million, 0.55% of the Fund's average daily net assets between $400 million and $800 million, and 0.50% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Core Bond Fund and the Fund for Income are computed at the annual rate of 0.50% of each Fund's average daily net assets up to $400 million, 0.45% of each Fund's average daily net assets between $400 million and $800 million, and 0.40% of each Fund's average daily net assets greater than $800 million; and the investment advisory fees of the National Municipal Bond Fund and the Ohio Municipal Bond Fund are computed at the annual rate of 0.55% of each Fund's average daily net assets up to $400 million, 0.50% of each Fund's average daily net assets between $400 million and $800 million, and 0.45% of each Fund's average daily net assets greater than $800 million. Effective June 1, 2007 the investment advisory fees of the Small Company Opportunity Fund are computed at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the Funds average daily net assets greater than $500 million. Prior to June 1, 2007, the investment advisory fees of the Small Company Opportunity were computed at the annual rate of 0.65% of the Fund's average daily net assets up to $100 million, 0.55% of the funds average daily net assets between $100 and $200 million and 0.45% of the Fund's average daily net assets greater than $200 million. The Adviser may use its resources to assist with Funds' distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective August 1, 2007, the BISYS Group, Inc., and its subsidiaries, was acquired by Citibank N.A. The Adviser has an agreement with Citi Fund Services Ohio, Inc. ("Citi") (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-administrator and sub-fund accountant.

Citi acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

Citi also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts in excess of $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser, but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, an affiliate of the Adviser, acquired the Distributor.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Funds, except for the Stock Index Fund and the Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly service fee, at an annual rate of 0.25% of the average daily net assets of Class R Shares of the Fund for Income. The Stock Index Fund does not participate in the Trust's 12b-1 Plan. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. For the period ended October 31, 2007, affiliates of the Adviser earned $655 (amount in thousands).

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A shares of each Fund, except for the Stock Index Fund, a fee of 0.25% of the average daily net assets of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the period ended October 31, 2007, affiliates of the Adviser earned $1,237 (amount in thousands). Pursuant to the same Shareholder Servicing Plan, and as payment for the same services, the Distributor or financial institutions (directly or through the Distributor), may receive a fee of 0.15% of the average daily net assets of Class A Shares and 0.25% of Class R Shares of the Stock Index Fund.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares of the Funds. For the period ended October 31, 2007, the Distributor received approximately $757 from commissions earned on sales of Class A Shares and $6 from redemptions of Class C Shares of the Funds, a portion of which the Distributor reallowed to dealers of the Funds' shares, including approximately $225 to affiliates of the Funds (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Class A Shares of the Funds and Class R Shares of the Stock Index Fund. The Trustees have adopted this plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this plan. To the extent that any payments made by the Funds' Administrator, Sub-Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this plan. No fees are currently being paid under this plan.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by a Fund in any fiscal

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

year exceed the expense limit for the Fund, such excess amount will be the liability of the Adviser. As of October 31, 2007, the expense limits are as follows:

	Value Fund		Stock Index Fund	Established Value Fund
Class A Shares	(a)		(a)	(a)
Class C Shares	2.00	%*	NA	NA
Class I Shares	(a)		NA	NA
Class R Shares	(a)		(a)	(a)
	Special Value Fund		Small Company Opportunity Fund	Focused Growth Fund
Class A Shares	(a)		(a)	(a)
Class C Shares	2.20	%*	NA	(a)
Class I Shares	(a)		(a)	NA
Class R Shares	2.00	%^	(a)	(a)

	Balanced Fund	Investment Grade Convertible Fund
Class A Shares	(a)	(a)
Class C Shares	2.00%*	NA
Class I Shares	(a)	(a)
Class R Shares	2.00%^	NA
	Core Bond Fund	Fund for Income
Class A Shares	(a)	(a)
Class C Shares	NA	1.82%*
Class I Shares	(a)	NA
Class R Shares	NA	(a)
	National Municipal Bond Fund	Ohio Municipal Bond Fund
Class A Shares	(a)	(a)

(a) There were no contractual expense limitation agreements in place as of October 31, 2007.

*  In effect until at least February 28, 2014.

^  In effect until at least February 28, 2012.

The Adviser, Citi, or other service providers may waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Waivers and reimbursements of any kind are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately
$9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services Ohio, Inc. ("BISYS") (BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred. Under the terms of the agreement, the sub-administrator and the investment adviser will pay an aggregate of

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from BISYS will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission ( the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. These amounts are disclosed as a payment by the Adviser in the Statement of Operations and the Statements of Changes in Net Assets.

During the fiscal year ended October 31, 2006, the Adviser entered into an agreement with the Funds to reimburse certain prior year expenses related to an independent review of certain expenditures that among other things supported distribution of Fund shares. These amounts are disclosed as a payment by the Advisor on the Statements of Changes in Net Assets. Each of the Funds' total returns would have been reduced by 0.01% had the reimbursement not been made.

5.  Line of Credit:

The Trusts participates in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Advisor. Under the agreement, the Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the year ended October 31, 2007, the Trusts paid approximately $160 to KeyCorp for the line of credit fee (amount in thousands). Each series of the Trust, including the Funds, pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average daily loan outstanding and average interest rate for the year was as follows (dollar amounts in thousands):

Fund	Average Loan	Average Rate
Value Fund	$58	5.75%
Stock Index Fund	1	5.78%
Established Value Fund	13	6.00%
Special Value Fund	86	5.82%
Small Company Opportunity Fund	46	5.73%
Focused Growth Fund	1	5.82%
Balanced Fund	11	5.77%
Investment Grade Convertible Fund	22	5.79%
Core Bond Fund	29	5.75%
Fund for Income	17	5.82%
Ohio Municipal Bond Fund	69	5.83%

As of October 31, 2007 the Funds had no loans outstanding.

6.  Concentration of Credit Risk:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$12,287	$21,663	$33,950	$—	$33,950
Stock Index Fund	1,085	—	1,085	—	1,085
Established Value Fund	816	49,416	50,232	—	50,232
Special Value Fund	15,301	12,279	27,580	—	27,580
Small Company Opportunity Fund	6,429	21,677	28,106	—	28,106
Balanced Fund	2,408	1,334	3,742	—	3,742
Investment Grade Convertible Fund	1,724	143	1,867	—	1,867
Core Bond Fund	7,635	—	7,635	—	7,635
Fund for Income	17,808	—	17,808	—	17,808
National Municipal Bond Fund	196	84	280	2,444	2,724
Ohio Municipal Bond Fund	171	150	321	3,912	4,233

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$1,025	$—	$1,025	$—	$1,025
Stock Index Fund	1,074	—	1,074	—	1,074
Established Value Fund	3,226	27,749	30,975	—	30,975
Special Value Fund	12,885	8,421	21,306	—	21,306
Small Company Opportunity Fund	333	14,568	14,901	—	14,901
Balanced Fund	2,125	—	2,125	—	2,125
Investment Grade Convertible Fund	833	—	833	—	833
Core Bond Fund	8,187	—	8,187	—	8,187
Fund for Income	19,001	—	19,001	—	19,001
National Municipal Bond Fund	350	54	404	2,188	2,592
Ohio Municipal Bond Fund	661	1,048	1,709	4,407	6,116

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Value Fund	$—	$11,735	$9,486	$—	$27,625	$48,846
Stock Index Fund	—	61	—	(44,931)	41,942	(2,928)
Established Value Fund	—	349	30,947	—	105,122	136,418
Special Value Fund	—	43,982	14,117	—	111,428	169,527

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2007

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Small Company Opportunity Fund	$—	$1,827	$15,300	$—	$16,190	$33,317
Focused Growth	—	—	—	(116)	2,057	1,941
Balanced Fund	—	6,413	7,346	—	13,231	26,990
Investment Grade Convertible Fund	—	1,312	4,050	—	7,103	12,465
Core Bond Fund	—	482	—	(11,698)	(285)	(11,501)
Fund for Income	—	677	—	(49,966)	(3,994)	(53,283)
National Municipal Bond Fund	67	—	—	(96)	1,740	1,711
Ohio Municipal Bond Fund	129	—	—	(81)	4,286	4,334

*  The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses wash sales and the difference between book and tax amortization methods for premium and market discount.

As of October 31, 2007, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	2008	2009	2010	2011	2012	2013	2014	2015	Total
Stock Index Fund	$—	$—	$39,594	$5,337	$—	$—	$—	$—	$44,931
Focused Growth	—	—	—	—	—	—	116	—	116
Core Bond Fund	1,915	—	1,297	—	—	3,857	4,629	—	11,698
Fund for Income	3,017	691	1,886	6,735	14,071	7,637	6,110	9,819	49,966
National Municipal Bond Fund	—	—	—	—	—	—	—	96	96
Ohio Municipal Bond Fund	—	—	—	—	—	—	—	81	81

As of October 31, 2007, the Stock Index Fund, Focused Growth Fund and Core Bond Fund utilized $12,202, $67 and $255 in capital loss carryforwards, respectively (amounts in thousands).

The cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value Fund	$250,768	$33,325	$(5,700)	$27,625
Stock Index Fund	29,889	45,396	(3,454)	41,942
Established Value Fund	277,973	108,896	(3,774)	105,122
Special Value Fund	1,387,316	148,681	(37,253)	111,428
Small Company Opportunity Fund	403,729	35,180	(18,990)	16,190
Focused Growth Fund	4,620	2,175	(118)	2,057
Balanced Fund	144,254	15,183	(1,946)	13,237
Investment Grade Convertible Fund	56,303	8,253	(1,150)	7,103
Core Bond Fund	179,977	1,379	(1,639)	(260)
Fund For Income	283,155	1,532	(5,526)	(3,994)
National Municipal Bond Fund	72,709	1,825	(85)	1,740
Ohio Municipal Bond Fund	104,965	4,300	(15)	4,285

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund, Investment Grade Convertible Fund (formerly the Convertible Fund), Core Bond Fund, Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund (twelve portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Columbus, Ohio
December 27, 2007

  Supplemental Information
The Victory Portfolios  October 31, 2007

  (Unaudited)

Trustee and Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eight Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees

Mr. David Brooks Adcock, 56	Trustee	February 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 60	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 56	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group, LLC (financial services consulting); President/Owner (since 2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Jakki L. Haussler, 50	Trustee	February 2005;	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

Ms. Lyn Hutton, 57	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-January 2003).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 73	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 67	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 63	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor II Funds (18 portfolios).

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 35	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo, II, 33	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global Investments, (August 2004-July 2005). Chief Financial Officer Advisor Services, Gartmore Global Inc. (August 2003-August 2004). Corporate Controller Gartmore Global Inc. (June 2000-August 2003).

Mr. Christopher K. Dyer, 45	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 53	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 39	Treasurer	May 2006	Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	VP Fund Compliance, Citi (Since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 64	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Trust's uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 1-800-242-9596. The information is also included in the Trust's Statement of Additional Information, which is available on the Trust's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Value Fund
Class A Shares	$1,000.00	$1,075.30	$6.22	1.19%
Class C Shares	1,000.00	1,071.10	10.44	2.00%
Class R Shares	1,000.00	1,072.80	8.36	1.60%
Class I Shares (a)	1,000.00	1,053.10	1.59	0.91%
Stock Index Fund
Class A Shares	1,000.00	1,055.20	3.42	0.66%
Class R Shares	1,000.00	1,054.60	4.25	0.82%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

(a) Information shown reflects values for the period from August 31, 2007 (commencement of operations) to October 31, 2007 and has been calculated using expense ratios and rates of return for the same period.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Established Value Fund
Class A Shares	$1,000.00	$1,037.50	$5.96	1.16%
Class R Shares	1,000.00	1,037.00	6.57	1.28%
Special Value Fund
Class A Shares	1,000.00	1,059.50	6.07	1.17%
Class C Shares	1,000.00	1,053.90	11.13	2.15%
Class R Shares	1,000.00	1,057.20	7.78	1.50%
Class I Shares (a)	1,000.00	1,068.10	1.49	0.85%
Small Company Opportunity Fund
Class A Shares	1,000.00	964.50	6.39	1.29%
Class R Shares	1,000.00	963.60	7.72	1.56%
Class I Shares (a)	1,000.00	1,004.50	1.79	1.05%
Focused Growth Fund
Class A Shares	1,000.00	1,200.90	7.77	1.40%
Class C Shares	1,000.00	1,197.40	11.63	2.10%
Class R Shares	1,000.00	1,199.60	9.15	1.65%
Balanced Fund
Class A Shares	1,000.00	1,079.30	5.71	1.09%
Class C Shares	1,000.00	1,073.50	10.45	2.00%
Class R Shares	1,000.00	1,076.10	8.37	1.60%
Class I Shares (a)	1,000.00	1,052.20	1.39	0.80%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,063.50	6.40	1.23%
Class I Shares (a)	1,000.00	1,044.50	1.62	1.00%
Core Bond
Class A Shares	1,000.00	1,018.60	4.07	0.80%
Class I Shares (a)	1,000.00	1,014.80	0.94	0.55%
Fund for Income
Class A Shares	1,000.00	1,028.20	5.06	0.99%
Class C Shares	1,000.00	1,023.90	9.23	1.81%
Class R Shares	1,000.00	1,029.30	4.81	0.94%
National Municipal Bond Fund
Class A Shares	1,000.00	1,011.30	5.07	1.00%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,013.50	4.92	0.97%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

(a) Information shown reflects values for the period from August 31, 2007 (commencement of operations) to October 31, 2007 and has been calculated using expense ratios and rates of return for the same period.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2007

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Value Fund
Class A Shares	$1,000.00	$1,019.21	$6.06	1.19%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Class I Shares	1,000.00	1,020.62	4.63	0.91%
Stock Index Fund
Class A Shares	1,000.00	1,021.88	3.36	0.66%
Class R Shares	1,000.00	1,021.07	4.18	0.82%
Established Value Fund
Class A Shares	1,000.00	1,019.36	5.90	1.16%
Class R Shares	1,000.00	1,018.75	6.51	1.28%
Special Value Fund
Class A Shares	1,000.00	1,019.31	5.96	1.17%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class R Shares	1,000.00	1,017.64	7.63	1.50%
Class I shares	1,000.00	1,020.92	4.33	0.85%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,018.70	6.56	1.29%
Class R Shares	1,000.00	1,017.34	7.93	1.56%
Class I Shares	1,000.00	1,019.91	5.35	1.05%
Focused Growth Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Balanced Fund
Class A Shares	1,000.00	1,019.71	5.55	1.09%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Class I Shares	1,000.00	1,021.17	4.08	0.80%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

  Supplemental Information — continued
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  (Unaudited)

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period** 5/1/07-10/31/07
Investment Grade Convertible Fund
Class A Shares	$1,000.00	$1,019.00	$6.26	1.23%
Class I Shares	1,000.00	1,020.16	5.09	1.00%
Core Bond
Class A Shares	1,000.00	1,021.17	4.08	0.80%
Class I Shares	1,000.00	1,022.43	2.80	0.55%
Fund for Income
Class A Shares	1,000.00	1,020.21	5.04	0.99%
Class C Shares	1,000.00	1,016.08	9.20	1.81%
Class R Shares	1,000.00	1,020.47	4.79	0.94%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.16	5.09	1.00%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.32	4.94	0.97%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

Special Meeting of Shareholders (Unaudited):

On May 30, 2007, a special meeting of shareholders of the Trust was held to approve an amended investment advisory agreement between Victory Capital Management Inc. and the Trust, with respect to the Small Company Opportunity Fund. The actual vote tabulations for the proposal was as follows (amounts in thousands):

Fund	In Favor	Against	Abstain	Total
Small Company Opportunity Fund	3,093	1,023	108	4,224

The Victory Portfolios  Supplemental Information — continued
  October 31, 2007

  (Unaudited)

Additional Federal Income Tax Information

The Funds designate the following amounts as long-term capital gain distributions. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares (amount in thousands):

Amount
Value Fund	$21,663
Established Value Fund	54,216
Special Value Fund	19,978
Small Company Opportunity Fund	28,405
Balanced Fund	1,334
Investment Grade Convertible Fund	1,056
National Municipal Bond Fund	84
Ohio Municipal Bond Fund	150

For the year ended October 31, 2007, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Value Fund	19%
Stock Index Fund	100%
Established Value Fund	76%
Special Value Fund	9%
Small Company Opportunity Fund	15%
Balanced Fund	13%
Investment Grade Convertible Fund	29%

Dividends qualifying for corporate dividends received deduction of:

Amount
Value Fund	19%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	10%
Small Company Opportunity Fund	16%
Balanced Fund	12%
Investment Grade Convertible Fund	30%

For the year ended October 31, 2007, the following Funds designated tax-exempt income distributions (amounts in thousands):

Amount
National Municipal Bond Fund	$2,444
Ohio Municipal Bond Fund	3,912

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PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VPAR (12/07)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert Dr. Thomas Morrissey, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2007	2006
Audit Fees	395,000	396,080
Audit-Related Fees	3,500	3,500
Tax Fees	95,500	129,331
All Other Fees	0	0

Audit-related fees for both 2006 and 2007 are for securities lending agreed upon purposes. Tax Fees for both 2007 and 2006 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the registrants analysis of complex securities.

(e)(1)The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) - Not applicable

(g)

2006	$132,831
2007	$99,000

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the  registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively, except as discussed below, to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

In connection with its audit of the registrant’s financial statements for the period ended October 31, 2007, PricewaterhouseCoopers LLP has advised management of the registrant that the registrant did not maintain effective controls over recognition of premium amortization on certain convertible bond investments to ensure that premiums attributable to the equity conversion feature were not amortized for federal income tax purposes. PricewaterhouseCoopers LLP’s internal control report, which discusses this matter, is filed as an Exhibit to the registrant’s most recent Form N-SAR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Portfolios

By (Signature and Title)*	/s/Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Brown
David C. Brown, President
Date	January 4, 2008

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	January 4, 2008

* Print the name and title of each signing officer under his or her signature.